KEYSTONE STATE TAX FREE FUND
PROSPECTUS JULY 30, 1996
AS SUPPLEMENTED JANUARY 1, 1997

  Keystone State Tax Free Fund (the "Trust") is a mutual fund that currently consists of four separate series of shares evidencing interests in different portfolios of securities (the "Fund(s)"): the Keystone Florida Tax Free Fund (the "Florida Fund"), the Keystone Massachusetts Tax Free Fund (the "Massachusetts Fund"), the Keystone New York Tax Free Fund (the "New York Fund") and the Keystone Pennsylvania Tax Free Fund (the "Pennsylvania Fund").

  Each of the Funds seeks the highest possible current income exempt from federal income taxes, while preserving capital. In addition, each Fund, other than the Florida Fund, also seeks to provide a maximum level of income to its shareholders that is exempt from the personal income taxes of the state for which such Fund is named.

  The Florida Fund also seeks to hold securities exempt from Florida intangible taxes. At the present time, Florida does not impose a personal income tax.

  The New York Fund also seeks to hold securities exempt from New York City personal income tax. At least 80% of the municipal securities in the New York Fund's portfolio will be insured as to timely payment of both principal and interest. All securities not insured by the issuer will be insured by a qualified municipal bond insurer.

  The Pennsylvania Fund also seeks to hold securities exempt from Pennsylvania property taxes.

KEYSTONE STATE TAX FREE FUND
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116-5034
CALL TOLL FREE 1-800-343-2898

  Each Fund invests principally in municipal obligations exempt from federal income tax and municipal obligations issued by the state for which it is named and its political subdivisions, agencies and instrumentalities.

  Each Fund offers Class A, B and C shares. Information on share classes and their fee and sales charge structures may be found in the "Expense Information," "How to Buy Shares," "Alternative Sales Options," "Contingent Deferred Sales Charge and Waiver of Sales Charges," "Distribution Plans and Agreements" and "Trust Shares" sections of this prospectus.

  This prospectus concisely states information about the Trust and its Funds that you should know before investing. Please read it and retain it for future reference.

  Additional information about the Trust and its Funds is contained in a statement of additional information dated July 30, 1996, as supplemented, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Trust and its Funds, write to the address or call the telephone number listed on this page.

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS
                                                                            Page
  Expense Information .................................................        3
  Financial Highlights ................................................        7
  The Trust and Its Funds .............................................       19
  Investment Objectives and Policies ..................................       19
  Investment Restrictions .............................................       23
  Risk Factors ........................................................       24
  Pricing Shares ......................................................       26
  Dividends and Taxes .................................................       26
  Trust Management and Expenses .......................................       28
  Distribution Plans and Agreements ...................................       31
  How to Buy Shares ...................................................       35
  Alternative Sales Options ...........................................       35
  Contingent Deferred Sales Charge and Waiver of Sales Charges ........       38
  How to Redeem Shares ................................................       39
  Shareholder Services ................................................       41
  Performance Data ....................................................       43
  Trust Shares ........................................................       43
  Additional Information ..............................................       44
  Additional Investment Information ...................................      (i)
  Exhibit A ...........................................................      A-1
  Exhibit B ...........................................................      B-1

                             EXPENSE INFORMATION
                        KEYSTONE FLORIDA TAX FREE FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class of the Florida Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Trust Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans and Agreements"; and "Shareholder Services."

                                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                                                               FRONT-END                 BACK-END                LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                              LOAD OPTION             LOAD OPTION(1)              OPTION(2)
                                                             --------------           --------------           --------------
Maximum Sales Load Imposed on Purchases ................      4.75%(3)          None                        None
  (as a percentage of offering price)
Deferred Sales Load ....................................      0.00%(4)          5.00% in the first year     1.00% in the first
  (as a percentage of the lesser of original purchase                           declining to 1.00% in       year and 0.00%
  price or redemption proceeds, as applicable)                                  the sixth year and          thereafter
                                                                                0.00% thereafter
Exchange Fee ...........................................      None              None                        None

ANNUAL FUND OPERATING EXPENSES(5)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ........................................      0.52%             0.52%                       0.52%
12b-1 Fees .............................................      0.15%             0.90%(6)                    0.90%(6)
Other Expenses .........................................      0.09%             0.06%                       0.06%
                                                              -----             -----                       -----
Total Fund Operating Expenses ..........................      0.76%             1.48%                       1.48%
                                                              =====             =====                       =====

EXAMPLES(7)                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                  ------       -------      -------     --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A ...................................................................     $55          $71         $ 88         $137
    Class B ...................................................................     $65          $77         $101         $148
    Class C ...................................................................     $25          $47         $ 81         $177
You would pay the following expenses on a $1,000 investment, assuming no redemption at the end of each period:
    Class A ...................................................................     $55          $71         $ 88         $137
    Class B ...................................................................     $15          $47         $ 81         $148
    Class C ...................................................................     $15          $47         $ 81         $177
AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
----------
(1) Class B shares purchased after January 1, 1997, convert tax free to Class
    A shares after seven years. See "Class B Shares" for more information.
(2) Class C shares are available only through dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., the Fund's principal underwriter.
(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares."
(4) Purchases of Class A shares made after January 1, 1997, in the amount of
    $1,000,000 or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See
    "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales
    Charges" for an explanation of the charge.
(5) Expense ratios are for the fiscal year ended March 31, 1996 after giving effect to the reimbursement by Keystone Investment Management Company
    ("Keystone") of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited annual expenses of Class A, B and C shares to 0.75%, 1.50% and 1.50%, respectively, of average daily net assets of each such class. Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis.
    Keystone is under no obligation to maintain these limits and may modify or terminate them in the future. Absent voluntary expense limitations, expense ratios for the fiscal year ended March 31, 1996 for the Florida
    Fund's Class A, B and C shares would have been 0.92%, 1.68%, and 1.68%, respectively. Total Fund Operating Expenses for the fiscal year ended
    March 31, 1996 include indirectly paid expenses.
(6) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules adopted by the National
    Association of Securities Dealers, Inc. (the "NASD").
(7) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual returns for the Funds may be greater or less than 5%.

                             EXPENSE INFORMATION
                     KEYSTONE MASSACHUSETTS TAX FREE FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class of the Massachusetts Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus:
"Trust Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans and Agreements"; and "Shareholder Services."

                                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                                                               FRONT-END                 BACK-END                LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                              LOAD OPTION             LOAD OPTION(1)              OPTION(2)
                                                             --------------           --------------           --------------
Maximum Sales Load Imposed on Purchases ................      4.75%(3)          None                        None
  (as a percentage of offering price)
Deferred Sales Load ....................................      0.00%(4)          5.00% in the first year     1.00% in the first
  (as a percentage of the lesser of original purchase                           declining to 1.00% in       year and 0.00%
  price or redemption proceeds, as applicable)                                  the sixth year and          thereafter
                                                                                0.00% thereafter
Exchange Fee ...........................................      None              None                        None

ANNUAL FUND OPERATING EXPENSES(5)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ........................................      0.55%             0.55%                       0.55%
12b-1 Fees .............................................      0.10%             0.90%(6)                    0.90%(6)
Other Expenses .........................................      0.10%             0.04%                       0.04%
                                                              -----             -----                       -----
Total Fund Operating Expenses ..........................      0.75%             1.49%                       1.49%
                                                              =====             =====                       =====

EXAMPLES(7)                                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                                      ------     -------     -------     --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A ......................................................................     $55         $70         $ 87        $136
    Class B ......................................................................     $65         $77         $101        $148
    Class C ......................................................................     $25         $47         $ 81        $178
You would pay the following expenses on a $1,000 investment, assuming no redemption at the end of each period:
    Class A ......................................................................     $55         $70         $ 87        $136
    Class B ......................................................................     $15         $47         $ 81        $148
    Class C ......................................................................     $15         $47         $ 81        $178
AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
----------
(1) Class B shares purchased after January 1, 1997, convert tax free to Class
    A shares after seven years. See "Class B Shares" for more information.
(2) Class C shares are available only through dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., the Fund's principal underwriter.
(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares."
(4) Purchases of Class A shares made after January 1, 1997, in the amount of
    $1,000,000 or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See
    "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales
    Charges" for an explanation of the charge.
(5) Expense ratios are for the fiscal year ended March 31, 1996 after giving effect to the reimbursement by Keystone of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited annual expenses of Class A, B and C shares to 0.75%, 1.50% and
    1.50%, respectively, of average daily net assets of each such class.
    Keystone intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone is under no obligation to maintain these limits and may modify or terminate them in the future. Absent voluntary expense limitations, expense ratios for the fiscal year ended
    March 31, 1996 for the Massachusetts Fund's Class A, B and C shares would have been 1.59%, 2.38%, and 2.39%, respectively. Total Fund Operating
    Expenses for the fiscal year ended March 31, 1996 include indirectly paid expenses.
(6) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules adopted by the NASD.
(7) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Funds may be greater or less than 5%.

                             EXPENSE INFORMATION
                       KEYSTONE NEW YORK TAX FREE FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class of the New York Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Trust Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans and Agreements;'" and "Shareholder Services."

                                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                                                               FRONT-END                 BACK-END                LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                              LOAD OPTION             LOAD OPTION(1)              OPTION(2)
                                                             --------------           --------------           --------------
Maximum Sales Load Imposed on Purchases ................      4.75%(3)          None                        None
  (as a percentage of offering price)
Deferred Sales Load ....................................      0.00%(4)          5.00% in the first year     1.00% in the first
  (as a percentage of the lesser of original purchase                           declining to 1.00% in       year and 0.00%
  price or redemption proceeds, as applicable)                                  the sixth year and          thereafter
                                                                                0.00% thereafter
Exchange Fee ...........................................      None              None                        None
ANNUAL FUND OPERATING EXPENSES(5)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ........................................      0.55%             0.55%                       0.55%
12b-1 Fees .............................................      0.15%             0.90%(6)                    0.90%(6)
Other Expenses .........................................      0.05%             0.05%                       0.05%
                                                              -----             -----                       -----
Total Fund Operating Expenses ..........................      0.75%             1.50%                       1.50%
                                                              =====             =====                       =====

EXAMPLES(7)                                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                                      ------     -------     -------     --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A ......................................................................     $55         $70         $ 87        $136
    Class B ......................................................................     $65         $77         $102        $149
    Class C ......................................................................     $25         $47         $ 82        $179
You would pay the following expenses on a $1,000 investment, assuming no redemption at the end of each period:
    Class A ......................................................................     $55         $70         $ 87        $136
    Class B ......................................................................     $15         $47         $ 82        $149
    Class C ......................................................................     $15         $47         $ 82        $179
AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
----------
(1) Class B shares purchased after January 1, 1997, convert tax free to Class
    A shares after seven years. See "Class B Shares" for more information.
(2) Class C shares are available only through dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., the Fund's principal underwriter.
(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares."
(4) Purchases of Class A shares made after January 1, 1997, in the amount of
    $1,000,000 or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See
    "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales
    Charges" for an explanation of the charge.
(5) Expense ratios are for the fiscal year ended March 31, 1996 after giving effect to the reimbursement by Keystone of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited annual expenses of Class A, B and C shares to 0.75%, 1.50% and
    1.50%, respectively, of average daily net assets of each class. Keystone intends to continue the foregoing expense limitations on a calendar month-
    by-month basis. Keystone is under no obligation to maintain these limits and may modify or terminate them in the future. Absent voluntary expense limitations, expense ratios for the fiscal year ended March 31, 1996 for the New York Fund's Class A, B and C shares would have been 1.31%, 2.05%, and 2.07%, respectively. Total Fund Operating Expenses for the fiscal year ended March 31, 1996 include indirectly paid expenses.
(6) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules adopted by the NASD.
(7) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Funds may be greater or less than 5%.

                             EXPENSE INFORMATION
                     KEYSTONE PENNSYLVANIA TAX FREE FUND
    The purpose of this fee table is to assist investors in understanding the costs and expenses that an investor in each class of the Pennsylvania Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus:
"Trust Management and Expenses"; "How to Buy Shares"; "Alternative Sales Options"; "Contingent Deferred Sales Charge and Waiver of Sales Charges"; "Distribution Plans and Agreements"; and "Shareholder Services."

                                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                                                               FRONT END                 BACK-END                LEVEL LOAD
SHAREHOLDER TRANSACTION EXPENSES                              LOAD-OPTION             LOAD OPTION(1)              OPTION(2)
                                                             --------------           --------------           --------------
Maximum Sales Load Imposed on Purchases ................      4.75%(3)          None                        None
  (as a percentage of offering price)
Deferred Sales Load ....................................      0.00%(4)          5.00% in the first year     1.00% in the first
  (as a percentage of the lesser of original purchase                           declining to 1.00% in       year and 0.00%
  price or redemption proceeds, as applicable)                                  the sixth year and          thereafter
                                                                                0.00% thereafter
Exchange Fee ...........................................      None              None                        None

ANNUAL FUND OPERATING EXPENSES(5)
  (After Expense Reimbursements)
  (as a percentage of average net assets)
Management Fees ........................................      0.53%             0.53%                       0.53%
12b-1 Fees .............................................      0.15%             0.90%(6)                    0.90%(6)
Other Expenses .........................................      0.08%             0.05%                       0.05%
                                                              -----             -----                       -----
Total Fund Operating Expenses ..........................      0.76%             1.48%                       1.48%
                                                              =====             =====                       =====

EXAMPLES(7)                                                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                                  ------       -------      -------     --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each period:
    Class A ...................................................................     $55          $71         $ 88         $137
    Class B ...................................................................     $65          $77         $101         $148
    Class C ...................................................................     $25          $47         $ 81         $177
You would pay the following expenses on a $1,000 investment, assuming no redemption at the end of each period:
    Class A ...................................................................     $55          $71         $ 88         $137
    Class B ...................................................................     $15          $47         $ 81         $148
    Class C ...................................................................     $15          $47         $ 81         $177
AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
----------
(1) Class B shares purchased after January 1, 1997, convert tax free to Class
    A shares after seven years. See "Class B Shares" for more information.
(2) Class C shares are available only through dealers who have entered into special distribution agreements with Evergreen Keystone Distributor, Inc., the Fund's principal underwriter.
(3) The sales charge applied to purchases of Class A shares declines as the amount invested increases. See "Class A Shares."
(4) Purchases of Class A shares made after January 1, 1997, in the amount of
    $1,000,000 or more are not subject to a sales charge at the time of purchase, but may be subject to a contingent deferred sales charge. See
    "Class A Shares" and "Contingent Deferred Sales Charge and Waiver of Sales
    Charges" for an explanation of the charge.
(5) Expense ratios are for the fiscal year ended March 31, 1996 after giving effect to the reimbursement by Keystone of expenses in accordance with certain voluntary expense limitations. Currently, Keystone has voluntarily limited annual expenses of Class A, B and C shares to 0.75%, 1.50% and
    1.50%, respectively, of average daily net assets of each class. Keystone intends to continue the foregoing expense limitations on a calendar month-
    by-month basis. Keystone is under no obligation to maintain these limits and may modify or terminate them in the future. Absent voluntary expense limitations, expense ratios for the fiscal year ended March 31, 1996 for the Pennsylvania Fund's Class A, B and C shares would have been 0.99%,
    1.74%, and 1.74%, respectively. Total Fund Operating Expenses for the fiscal year ended March 31, 1996 include indirectly paid expenses.
(6) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules adopted by the NASD.
(7) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual returns for the Funds may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS

                        KEYSTONE FLORIDA TAX FREE FUND

                                CLASS A SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Florida Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                                                                     DECEMBER 28, 1990
                                                              YEAR ENDED MARCH 31,                   (COMMENCEMENT OF
                                       -----------------------------------------------------------    OPERATIONS) TO
                                        1996        1995         1994          1993          1992     MARCH 31, 1991
                                       ------      ------       ------        ------        ------        ------
NET ASSET VALUE BEGINNING OF YEAR ..   $10.33      $10.29       $10.94        $10.43        $10.17        $10.00
                                       ------      ------       ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............     0.56        0.56         0.58          0.61          0.72          0.18
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts ................     0.27        0.07        (0.44)         0.64          0.30          0.17
                                       ------      ------       ------        ------        ------        ------
Total from investment operations ...     0.83        0.63         0.14          1.25          1.02          0.35
                                       ------      ------       ------        ------        ------        ------
LESS DISTRIBUTIONS FROM:
Net investment income ..............    (0.54)      (0.56)       (0.58)        (0.61)        (0.72)        (0.18)
In excess of net investment income .    (0.02)      (0.03)       (0.05)        (0.03)            0             0
Net realized gain on investments ...        0           0        (0.16)        (0.10)        (0.04)            0
                                       ------      ------       ------        ------        ------        ------
Total distributions ................    (0.56)      (0.59)       (0.79)        (0.74)        (0.76)        (0.18)
                                       ------      ------       ------        ------        ------        ------
NET ASSET VALUE END OF YEAR ........   $10.60       10.33       $10.29        $10.94        $10.43        $10.17
                                       ======       =====       ======        ======        ======        ======
TOTAL RETURN (c) ...................     8.16%       6.42%        1.01%        12.32%        10.34%          3.52%

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ...................     0.76%(b)    0.75%        0.75%         0.68%         0.65%          0.65%(a)
  Total expenses excluding
    reimbursement ..................    0.92%       0.95%        1.00%         1.13%         1.21%          2.06%(a)
  Net investment income ............    5.32%       5.60%        5.16%         5.60%         6.82%          6.33%(a)
Portfolio turnover rate ............      89%        129%         113%           95%           63%             5%
NET ASSETS END OF YEAR (THOUSANDS .. $37,286     $42,239      $45,150       $42,997       $29,258         $6,922

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses.
    Excluding indirectly paid expenses, the expense ratio would have been 0.75%.
(c) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                        KEYSTONE FLORIDA TAX FREE FUND

                                CLASS B SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Florida Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                                                               FEBRUARY 1, 1993
                                                          YEAR ENDED MARCH 31,                 (DATE OF INITIAL
                                                    -----------------------------------       PUBLIC OFFERING) TO
                                                    1996           1995         1994            MARCH 31, 1993
                                                    ------          ------       ------       -------------------
NET ASSET VALUE BEGINNING OF YEAR ............      $10.24          $10.27       $10.94              $10.81
                                                    ------          ------       ------              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........................        0.48            0.53         0.52                0.08
Net realized and unrealized gain (loss) on
  investments and closed futures contracts ...        0.28            0.02        (0.47)               0.14
                                                    ------          ------       ------              ------
Total from investment operations .............        0.76            0.55         0.05                0.22
                                                    ------          ------       ------              ------
LESS DISTRIBUTIONS FROM:
Net investment income ........................       (0.50)          (0.49)       (0.48)              (0.08)
In excess of net investment income ...........       (0.02)          (0.09)       (0.08)              (0.01)
Net realized gain on investment ..............           0               0        (0.16)                  0
                                                    ------          ------       ------              ------
Total distributions ..........................      (0.52)          (0.58)       (0.72)              (0.09)
                                                    ------          ------       ------              ------
NET ASSET VALUE END OF YEAR ..................      $10.48          $10.24       $10.27              $10.94
                                                    ======          ======       ======              ======
TOTAL RETURN (c) .............................        7.48%           5.61%        0.19%               2.06%

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses .............................       1.48%(b)        1.50%        1.50%               1.50%(a)
  Total expenses excluding reimbursement .....       1.68%           1.68%        1.74%               1.73%(a)
  Net investment income ......................       4.58%           4.81%        4.21%               4.00%(a)
Portfolio turnover rate ......................         89%            129%         113%                 95%
NET ASSETS END OF YEAR (THOUSANDS) ...........    $54,433         $51,083      $19,984              $1,704

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.47%.
(c) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                        KEYSTONE FLORIDA TAX FREE FUND

                                CLASS C SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Florida Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                                                             FEBRUARY 1, 1993
                                                          YEAR ENDED MARCH 31,               (DATE OF INITIAL
                                                 ------------------------------------      PUBLIC OFFERING) TO
                                                    1996            1995         1994         MARCH 31, 1993
                                                   ------          ------       ------     --------------------
NET ASSET VALUE BEGINNING OF YEAR ............     $10.26          $10.28       $10.93           $10.81
                                                   ------          ------       ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment income ........................       0.48            0.47         0.51             0.07
Net realized and unrealized gain (loss) on
  investments and closed futures contracts ...       0.28            0.08        (0.45)            0.14
                                                   ------          ------       ------           ------
Total from investment operations .............       0.76            0.55         0.06             0.21
                                                   ------          ------       ------           ------
LESS DISTRIBUTIONS FROM:
Net investment income ........................      (0.50)          (0.49)       (0.49)           (0.07)
In excess of net investment income ...........      (0.02)          (0.08)       (0.06)           (0.02)
Net realized gain on investment ..............          0               0        (0.16)               0
                                                   ------          ------       ------           ------
Total distributions ..........................      (0.52)          (0.57)       (0.71)           (0.09)
                                                   ------          ------       ------           ------
NET ASSET VALUE END OF YEAR ..................     $10.50          $10.26       $10.28           $10.93
                                                   ======          ======       ======           ======
TOTAL RETURN (c)..............................       7.47%           5.61%        0.27%            1.95%

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses .............................       1.48%(b)        1.50%        1.50%            1.50%(a)
  Total expenses excluding reimbursement .....       1.68%           1.70%        1.84%            1.63%(a)
  Net investment income ......................       4.60%           4.86%        4.26%            2.95%(a)
Portfolio turnover rate ......................         89%            129%         113%              95%
NET ASSETS END OF YEAR (THOUSANDS) ...........    $11,795         $12,831      $13,096           $1,987

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.47%.
(c) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                     KEYSTONE MASSACHUSETTS TAX FREE FUND

                                CLASS A SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Massachusetts Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                                                                          FEBRUARY 4, 1994
                                                                               YEAR ENDED MARCH 31,        (COMMENCEMENT
                                                                              ---------------------      OF OPERATIONS) TO
                                                                               1996            1995        MARCH 31, 1994
                                                                              -----           -----      -----------------
NET ASSET VALUE BEGINNING OF YEAR .......................................     $9.19           $9.17            $10.00
                                                                              -----           -----            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................................................      0.51            0.53              0.08
Net realized and unrealized gain (loss) on investments and closed futures                      0.02
  contracts .............................................................      0.09                             (0.82)
                                                                              -----           -----            ------
Total from investment operations ........................................      0.60            0.55             (0.74)
                                                                              -----           -----            ------
LESS DISTRIBUTIONS FROM:
Net investment income ...................................................     (0.48)          (0.53)            (0.08)
In excess of net investment income ......................................     (0.02)              0             (0.01)
                                                                              -----           -----            ------
Total distributions .....................................................     (0.50)          (0.53)            (0.09)
                                                                              -----           -----            ------
NET ASSET VALUE END OF YEAR .............................................     $9.29           $9.19            $ 9.17
                                                                              =====           =====            ======
TOTAL RETURN (c) ........................................................      6.64%           6.23%            (7.40%)

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ........................................................      0.75%(b)        0.46%             0.35%(a)
  Total expenses excluding reimbursement ................................      1.59%           1.93%             3.22%(a)
  Net investment income .................................................      5.36%           5.90%             5.07%(a)
Portfolio turnover rate .................................................      165%              77%                7%
NET ASSETS END OF YEAR (THOUSANDS) ......................................    $1,786           $1,974            $1,472

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.74%.
(c) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                     KEYSTONE MASSACHUSETTS TAX FREE FUND

                                CLASS B SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Massachusetts Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                              FEBRUARY 4, 1994
                                      YEAR ENDED MARCH 31,     (COMMENCEMENT
                                      --------------------    OF OPERATIONS) TO
                                       1996          1995      MARCH 31, 1994
                                      -----         -----     -----------------
NET ASSET VALUE BEGINNING OF YEAR .   $9.15         $9.19          $10.00
                                      -----         -----          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............    0.43          0.48            0.08
Net realized and unrealized
  gain (loss) on investments
  and closed futures contracts ....    0.09         (0.01)          (0.80)
                                      -----         -----          ------
Total from investment operations ..    0.52          0.47           (0.72)
                                      -----         -----          ------
LESS DISTRIBUTIONS FROM:
Net investment income .............   (0.43)        (0.47)          (0.07)
In excess of net investment income    (0.02)        (0.04)          (0.02)
                                      -----         -----          ------
Total distributions ...............   (0.45)        (0.51)          (0.09)
                                      -----         -----          ------
NET ASSET VALUE END OF YEAR .......   $9.22         $9.15          $ 9.19
                                      =====         =====          ======
TOTAL RETURN (c) ..................    5.77%         5.41%          (7.20%)

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ..................    1.49%(b)      1.24%           1.10%(a)
  Total expenses excluding
    reimbursement .............        2.38%         2.68%           4.60%(a)
  Net investment income ...........    4.60%         5.15%           3.23%(a)
Portfolio turnover rate ...........     165%           77%              7%
NET ASSETS END OF YEAR (THOUSANDS)   $7,274        $6,169         $1,817

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.48%.
(c) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                     KEYSTONE MASSACHUSETTS TAX FREE FUND

                                CLASS C SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Massachusetts Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                             FEBRUARY 4, 1994
                                     YEAR ENDED MARCH 31,     (COMMENCEMENT
                                     --------------------   OF OPERATIONS) TO
                                      1996          1995      MARCH 31, 1994
                                      ----          ----      --------------
NET ASSET VALUE BEGINNING OF
  YEAR ........................      $9.14         $9.19          $10.00
                                     -----         -----          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........       0.43          0.48            0.08
Net realized and unrealized
  gain (loss) on investments and
  closed futures contracts ....       0.10         (0.02)          (0.80)
                                     -----         -----          ------
Total from investment
  operations ..................       0.53          0.46           (0.72)
                                     -----         -----          ------
LESS DISTRIBUTIONS FROM:
Net investment income .........      (0.43)        (0.47)          (0.07)
In excess of net investment
  income ......................      (0.02)        (0.04)          (0.02)
                                     -----         -----          ------
Total distributions ...........      (0.45)        (0.51)          (0.09)
                                     -----         -----          ------
NET ASSET VALUE END OF YEAR ...      $9.22         $9.14          $ 9.19
                                     =====         =====          ======
TOTAL RETURN (c) ..............       5.89%         5.20%          (7.21%)

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ..............       1.49%(b)      1.23%           1.10%(a)
  Total expenses excluding
    reimbursement .............       2.39%         2.68%           4.91%(a)
  Net investment income .......       4.60%         5.11%           4.28%(a)
Portfolio turnover rate .......        165%           77%              7%
NET ASSETS END OF YEAR
  (THOUSANDS) .................      $2,303        $1,971            $369

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.48%.
(c) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                       KEYSTONE NEW YORK TAX FREE FUND

                                CLASS A SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the New York Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                                                                          FEBRUARY 4, 1994
                                                                                YEAR ENDED MARCH 31,        (COMMENCEMENT
                                                                                --------------------      OF OPERATIONS) TO
                                                                                1996            1995       MARCH 31, 1994
                                                                                ----            ----       --------------
NET ASSET VALUE BEGINNING OF YEAR ........................................     $9.44           $9.32           $10.00
                                                                               -----           -----           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................................................      0.48            0.52             0.09
Net realized and unrealized gain (loss) on investments and closed futures
  contracts ..............................................................      0.24            0.12            (0.68)
                                                                               -----           -----           ------
Total from investment operations .........................................      0.72            0.64            (0.59)
                                                                               -----           -----           ------
LESS DISTRIBUTIONS FROM:
Net investment income ....................................................     (0.47)          (0.52)           (0.08)
In excess of net investment income .......................................     (0.02)              0            (0.01)
                                                                               -----           -----           ------
Total distributions ......................................................     (0.49)          (0.52)           (0.09)
                                                                                ----            ----            -----
NET ASSET VALUE END OF YEAR ..............................................     $9.67           $9.44           $ 9.32
                                                                               =====           =====           ======
TOTAL RETURN (c) .........................................................      7.73%           7.08%           (5.91%)

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses .........................................................      0.75%(b)        0.50%            0.35%(a)
  Total expenses excluding reimbursement .................................      1.31%           1.59%            4.44%(a)
  Net investment income ..................................................      4.95%           5.48%            3.85%(a)
Portfolio turnover rate ..................................................        53%             77%              14%
NET ASSETS END OF YEAR (THOUSANDS) .......................................     $3,947          $3,323             $680

(a)     Annualized.
(b)     "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses.
        Excluding indirectly paid expenses, the expense ratio would have been 0.74%.
(c)     Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                       KEYSTONE NEW YORK TAX FREE FUND

                                CLASS B SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the New York Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                             FEBRUARY 4, 1994
                                     YEAR ENDED MARCH 31,     (COMMENCEMENT
                                     --------------------   OF OPERATIONS) TO
                                      1996          1995      MARCH 31, 1994
                                      ----          ----      --------------
NET ASSET VALUE BEGINNING OF YEAR     $9.38         $9.32         $10.00
                                      -----         -----         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........      0.41          0.47           0.08
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts .............      0.24          0.09          (0.67)
                                      -----         -----         ------
Total from investment operations       0.65          0.56          (0.59)
                                      -----         -----         ------
LESS DISTRIBUTIONS FROM:
Net investment income ...........     (0.42)        (0.45)         (0.06)
In excess of net investment
  income ........................     (0.02)        (0.05)         (0.03)
                                      -----         -----         ------
Total distributions .............     (0.44)        (0.50)         (0.09)
                                      -----         -----         ------
NET ASSET VALUE END OF YEAR .....     $9.59         $9.38         $ 9.32
                                      =====         =====         ======
TOTAL RETURN (c) ................      7.02%         6.28%         (5.91%)

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ................      1.50%(b)      1.25%          1.10%(a)
  Total expenses excluding
    reimbursement ...............      2.05%         2.35%          5.60%(a)
  Net investment income .........      4.19%         4.78%          3.01%(a)
Portfolio turnover rate .........        53%           77%            14%
NET ASSETS END OF YEAR
  (THOUSANDS) ...................    $17,151       $11,907        $2,276

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.49%.
(c) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                       KEYSTONE NEW YORK TAX FREE FUND

                                CLASS C SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the New York Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                                                                       FEBRUARY 4, 1994
                                                                            YEAR ENDED MARCH 31,         (COMMENCEMENT
                                                                            ---------------------      OF OPERATIONS) TO
                                                                             1996            1995       MARCH 31, 1994
                                                                             ----            ----       --------------
NET ASSET VALUE BEGINNING OF YEAR .....................................      $9.37          $9.31           $10.00
                                                                             -----          -----           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................................       0.41           0.48             0.07
Net realized and unrealized gain (loss) on investments and closed
  futures contracts ...................................................       0.24           0.07            (0.67)
                                                                             -----          -----           ------
Total from investment operations ......................................       0.65           0.55            (0.60)
                                                                             -----          -----           ------
LESS DISTRIBUTIONS FROM:
Net investment income .................................................      (0.42)         (0.46)           (0.07)
In excess of net investment income ....................................      (0.02)         (0.03)           (0.02)
                                                                             -----          -----           ------
Total distributions ...................................................      (0.44)         (0.49)           (0.09)
                                                                             -----          -----           ------
NET ASSET VALUE END OF YEAR ...........................................      $9.58          $9.37           $ 9.31
                                                                             =====          =====           ======
TOTAL RETURN (c).......................................................        7.02%          6.18%           (6.02%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ......................................................        1.50%(b)       1.26%            1.10%(a)
  Total expenses excluding reimbursement ..............................        2.07%          2.32%            5.13%(a)
  Net investment income ...............................................        4.24%          4.88%            3.71%(a)
Portfolio turnover rate ...............................................          53%            77%              14%
NET ASSETS END OF YEAR (THOUSANDS) ....................................      $2,296         $2,890             $255

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.48%.
(c) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                     KEYSTONE PENNSYLVANIA TAX FREE FUND

                                CLASS A SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Pennsylvania Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                                                             DECEMBER 27, 1990
                                                      YEAR ENDED MARCH 31,                   (COMMENCEMENT OF
                                       --------------------------------------------------      OPERATIONS) TO
                                        1996           1995      1994      1993      1992      MARCH 31, 1991
                                        ----           ----      ----      ----      ----      --------------
NET ASSET VALUE BEGINNING OF YEAR ..   $10.91         $11.01    $11.42    $10.71    $10.25         $10.00
                                       ------         ------    ------    ------    ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............     0.60           0.61      0.62      0.63      0.74           0.18
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts ................     0.23          (0.09)    (0.30)     0.75      0.46           0.25
                                       ------         ------    ------    ------    ------         ------
Total from investment operations ...     0.83           0.52      0.32      1.38      1.20           0.43
                                       ------         ------    ------    ------    ------         ------
LESS DISTRIBUTIONS FROM:
Net investment income ..............    (0.57)         (0.61)    (0.62)    (0.63)    (0.74)         (0.18)
In excess of net investment income .    (0.02)         (0.01)    (0.04)    (0.02)        0              0
Net realized gain on investments ...        0              0     (0.06)    (0.02)        0              0
In excess of net realized gain on
  investments ......................        0              0     (0.01)        0         0              0
                                       ------         ------    ------    ------    ------         ------
Total distributions ................    (0.59)         (0.62)    (0.73)    (0.67)    (0.74)         (0.18)
                                       ------         ------    ------    ------    ------         ------
NET ASSET VALUE END OF YEAR ........   $11.15         $10.91    $11.01    $11.42    $10.71         $10.25
                                       ======         ======    ======    ======    ======         ======
TOTAL RETURN(c) ....................     7.66%  .       4.91%     2.58%    13.30%    12.07%          4.37%

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ...................     0.76%(b)       0.75%     0.75%     0.68%     0.65%          0.65%(a)
  Total expenses excluding
  reimbursement ....................     0.99%          1.05%     1.06%     1.16%     1.68%          3.19%(a)
  Net investment income ............     5.29%          5.65%     5.27%     5.66%     6.92%          6.84%(a)
Portfolio turnover rate ............       55%            97%       37%       20%       13%             8%
NET ASSETS END OF YEAR (THOUSANDS) .  $28,710        $30,450   $30,560   $35,502   $12,914         $2,979

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75%.
(c) Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                     KEYSTONE PENNSYLVANIA TAX FREE FUND

                                CLASS B SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Pennsylvania Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                                                         FEBRUARY 1, 1993
                                                                                            (DATE OF
                                                            YEAR ENDED MARCH 31,         INITIAL PUBLIC
                                                     ---------------------------------    OFFERING) TO
                                                      1996          1995         1994     MARCH 31, 1993
                                                      ----          ----         ----   ----------------
NET ASSET VALUE BEGINNING OF YEAR ...............    $10.81        $10.98       $11.42       $11.20
                                                     ------        ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................      0.51          0.54         0.56         0.08
Net realized and unrealized gain (loss) on
  investments and closed futures contracts ......      0.22         (0.10)       (0.34)        0.24
                                                     ------        ------       ------       ------
Total from investment operations ................      0.73          0.44         0.22         0.32
                                                     ------        ------       ------       ------
LESS DISTRIBUTIONS FROM:
Net investment income ...........................     (0.52)        (0.53)       (0.52)       (0.08)
In excess of net investment income ..............     (0.02)        (0.08)       (0.07)       (0.02)
Net realized gain on investments ................         0             0        (0.03)           0
In excess of net realized gain on investments ...         0             0        (0.04)           0
                                                     ------        ------       ------       ------
Total distributions .............................     (0.54)        (0.61)       (0.66)       (0.10)
                                                     ------        ------       ------       ------
NET ASSET VALUE END OF YEAR .....................    $11.00        $10.81       $10.98       $11.42
                                                     ======        ======       ======       ======
TOTAL RETURN (c) ................................      6.84%         4.15%        1.70%        2.82%

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ................................      1.48%(b)      1.50%        1.50%        1.50%(a)
  Total expenses excluding reimbursement ........      1.74%         1.80%        1.81%        1.69%(a)
  Net investment income .........................      4.55%         4.89%        4.32%        3.44%(a)
Portfolio turnover rate .........................        55%           97%          37%          20%
NET ASSETS END OF YEAR (THOUSANDS) ..............   $37,719       $30,657      $21,958       $2,543

(a)    Annualized.
(b)    "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses.
       Excluding indirectly paid expenses, the expense ratio would have been 1.47%.
(c)    Excluding applicable sales charges.

                             FINANCIAL HIGHLIGHTS

                     KEYSTONE PENNSYLVANIA TAX FREE FUND

                                CLASS C SHARES
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

    The following table contains important financial information relating to the Pennsylvania Fund and has been audited by KPMG Peat Marwick LLP, the Trust's independent auditors. The table appears in the Trust's Annual Report and should be read in conjunction with the Trust's financial statements and related notes, which also appear, together with the independent auditors' report, in the Trust's Annual Report. The Trust's financial statements, related notes, and independent auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in the Trust's Annual Report, which will be made available upon request and without charge.

                                                                                         FEBRUARY 1, 1993
                                                                                            (DATE OF
                                                          YEAR ENDED MARCH 31,           INITIAL PUBLIC
                                                    --------------------------------      OFFERING) TO
                                                     1996           1995         1994     MARCH 31, 1993
                                                     ----           ----         ----     --------------
NET ASSET VALUE BEGINNING OF YEAR ...............   $10.83        $11.00       $11.42         $11.20
                                                    ------        ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................     0.51          0.53         0.54           0.07
Net realized and unrealized gain (loss) on
  investments and closed futures contracts ......     0.23         (0.10)       (0.32)          0.24
                                                    ------        ------       ------         ------
Total from investment operations ................     0.74          0.43         0.22           0.31
                                                    ------        ------       ------         ------
LESS DISTRIBUTIONS FROM:
Net investment income ...........................    (0.52)        (0.53)       (0.52)         (0.07)
In excess of net investment income ..............    (0.02)        (0.07)       (0.05)         (0.02)
Net realized gain on investments ................        0             0        (0.03)             0
In excess of net realized gain on investments ...        0             0        (0.04)             0
                                                    ------        ------       ------         ------
Total distributions .............................    (0.54)        (0.60)       (0.64)         (0.09)
                                                    ------        ------       ------         ------
NET ASSET VALUE END OF YEAR .....................   $11.03        $10.83       $11.00         $11.42
                                                    ======        ======       ======         ======
TOTAL RETURN (c).................................     6.92%         4.05%        1.78%          2.81%

RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses ................................     1.48%(b)      1.50%        1.50%          1.50%(a)
  Total expenses excluding reimbursement ........     1.74%         1.80%        1.90%          1.60%(a)
  Net investment income .........................     4.57%         4.90%        4.33%          2.50%(a)
Portfolio turnover rate .........................       55%           97%          37%            20%
NET ASSETS END OF YEAR (THOUSANDS) ..............   $9,675        $9,559       $9,385           $952

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been
    1.47%.
(c) Excluding applicable sales charges.

THE TRUST AND ITS FUNDS
  The Trust is a non-diversified open-end management investment company commonly known as a mutual fund. The Trust was formed as a Massachusetts business trust on September 13, 1990. The Trust is one of the more than thirty funds advised and managed by Keystone Investment Management Company ("Keystone"), the Trust's investment adviser. The Trust currently consists of four separate series evidencing interests in different portfolios of securities. The Florida Fund and the Pennsylvania Fund were established on September 19, 1990. The Massachusetts Fund and the New York Fund were established on February 21, 1992. Shares of the Massachusetts Fund and the New York Fund were not offered prior to February 4, 1994. The Trust may offer additional Funds in the future.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES
  Each of the Funds seeks the highest possible current income exempt from federal income taxes, while preserving capital.

  Since each Fund considers preservation of capital as well as the level of tax-exempt income, each Fund may realize less income than a mutual fund willing to expose shareholders' capital to greater risk.

  The investment objectives of each Fund and the requirement that each Fund invest, under ordinary circumstances, at least 80% of its assets in federally tax-exempt municipal obligations that are also exempt from certain taxes in the state for which it is named, as set forth above, are fundamental and may not be changed without the approval of a majority of the affected Fund's outstanding shares (as defined in the Investment Company Act of 1940 ("1940 Act")), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(2) more than 50% of the outstanding shares (a "1940 Act Majority").

  There can be no assurance that a Fund will achieve its investment objectives since there is uncertainty in every investment.

FUNDS' PRINCIPAL INVESTMENTS
  Under ordinary circumstances, each Fund invests substantially all and at least 80% of its assets in federally tax-exempt obligations, including municipal bonds and notes and municipal tax-exempt commercial paper obligations that are obligations issued by or on behalf of states, territories and possessions of the United States ("U.S."), the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income taxes, including the alternative minimum tax. Thus, it is possible that up to 20% of a Fund's assets could be in securities subject to the alternative minimum tax and/or in taxable obligations.

  Municipal bonds include fixed, variable or floating rate general obligation and revenue bonds (including municipal lease obligations, resource recovery bonds and zero coupon bonds). Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

  In addition, the Florida Fund seeks to hold securities exempt from Florida intangible taxes.

  The Pennsylvania Fund seeks the highest possible current income exempt from Pennsylvania state and local taxes while preserving capital. The Pennsylvania Fund also seeks to hold securities exempt from Pennsylvania personal property taxes.

FLORIDA FUND
  Under ordinary circumstances, the Florida Fund invests substantially all and at least 80% of its assets in municipal obligations the interest from which is exempt from federal taxes and the Florida intangibles tax.

  For a further discussion of Florida tax treatment and the factors affecting investment in Florida municipal obligations, see Exhibit A.

MASSACHUSETTS FUND
  Under ordinary circumstances, the Massachusetts Fund invests substantially all and at least 80% of its assets in securities the interest from which is exempt from federal taxes and Massachusetts state income taxes. The Massachusetts Fund invests in debt obligations of The Commonwealth of Massachusetts and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as U.S. territories.

  The Massachusetts Fund invests at least 80% of its assets in investment grade municipal obligations -- bonds rated at the date of investment within the four highest grades by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB), by Moody's Investors Service ("Moody's") (Aaa, Aa, A and Baa), by Fitch Investors Service, Inc. - Municipal Division ("Fitch") (AAA, AA, A and BBB), or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by Keystone. Securities that are in the lowest investment grade (BBB or Baa) may have speculative characteristics.

  The Fund may seek to maximize return with respect to a portion (not to exceed 20%) of its assets. Such maximum return is ordinarily associated with high yield, high risk municipal bonds in the lower rating categories of the recognized rating agencies or that are unrated. Such high yield, high risk bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative. High yield bonds are also commonly known as "junk bonds."

  For a further discussion of Massachusetts tax treatment and the factors affecting investment in Massachusetts municipal obligations, see Exhibit A.

NEW YORK FUND
  Under ordinary circumstances, the New York Fund invests substantially all and at least 80% of its assets in securities the interest from which is exempt from federal taxes and New York state income taxes. The New York Fund invests in debt obligations of the State of New York and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as U.S. territories.

  As more fully discussed below in the section entitled "Insurance," at least 80% of the municipal securities in the investment portfolio of the New York Fund will be insured as to timely payment of both principal and interest. The purpose of insuring these investments is to minimize credit risks associated with defaults in municipal securities owned by the Fund. Such insurance, however, does not insure against market risk and therefore will not guarantee the market value of the securities in the Fund's portfolio upon which the net asset value of the Fund's shares is based.

  For a further discussion of New York tax treatment and the factors affecting investment in New York municipal obligations, see Exhibit A.

PENNSYLVANIA FUND
  Under ordinary circumstances, the Pennsylvania Fund invests substantially all and at least 80% of its assets in municipal obligations the interest from which is exempt from federal taxes and Pennsylvania state income taxes. The securities include debt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies, authorities and instrumentalities and debt obligations of other qualifying issuers, such as Puerto Rico and the Virgin Islands. In addition, the Pennsylvania Fund attempts to invest in municipal obligations exempt from Pennsylvania local income taxes and seeks to hold, on the annual assessment date, municipal obligations exempt from Pennsylvania personal property taxes.

  For a further discussion of Pennsylvania tax treatment and the factors affecting investment in Pennsylvania municipal obligations, see Exhibit A.

MUNICIPAL OBLIGATIONS
  Municipal obligations include debt obligations issued by or on behalf of a political subdivision of the U.S. or any agency or instrumentality thereof to obtain funds for various public purposes. In addition, municipal obligations include certain types of industrial development bonds that have been or may be issued by or on behalf of public authorities to finance privately operated facilities. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. Limited obligation or revenue bonds are payable only from the revenues of a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, such as the user of the facility.

  Each Fund, except the Massachusetts Fund, invests entirely in municipal obligations only if at the date of investment they are rated within the four highest grades by S&P (AAA, AA, A and BBB), by Moody's (Aaa, Aa, A and Baa), by Fitch (AAA, AA, A and BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by Keystone.

  While each Fund may invest in securities of any maturity, it is currently expected that a Fund will not invest in securities with maturities of more than 30 years or less than 5 years (other than certain money market securities).

OTHER ELIGIBLE INVESTMENTS
  Each Fund may invest up to 20% of its assets under ordinary circumstances and up to 100% of its assets for temporary defensive purposes in the following types of instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1 (the highest grade by S&P), PRIME-1 (the highest grade by Moody's) or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations that have at least $1 billion in assets as of the date of their most recently published financial statements and are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations (maturing in 13 months or less) that at the date of investment are rated A or better by S&P or Moody's;
(4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S.; (5) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), is includable in the calculation of the federal alternative minimum tax; and (6) municipal obligations, the income from which is exempt from federal income tax, but not exempt from income tax, personal property tax or intangibles tax in a state for which a Fund is named and where such taxes apply.

  Each Fund may assume a temporary defensive position upon Keystone's determination that market conditions so warrant. If a Fund is investing defensively, it is not pursuing its investment objectives.

  Each Fund may enter into repurchase and reverse repurchase agreements, purchase and sell securities on a when-issued and delayed-delivery basis, write covered call and put options and purchase call and put options, including purchasing call and put options to close out existing positions. Each Fund may also engage in financial futures contracts and related options transactions for hedging purposes, but not for speculation. Each Fund may invest in municipal obligations denominated in foreign currencies. Each Fund may use subsequently developed investment techniques that are related to any of its investment policies. None of the Funds are expected to enter into repurchase agreements in the ordinary course of business.

  In addition to the options and futures mentioned above, a Fund may, if consistent with its investment objectives, also invest in certain other types of "derivative investments," including structured securities.

  For further information about the types of investments and investment techniques available to the Funds, including the associated risks, see the "Risk Factors" and "Additional Investment Information" sections of this prospectus and the statement of additional information.

INSURANCE
  At least 80% of the municipal securities in the portfolio of the New York Fund will consist of obligations that at all times are fully insured as to the payment of all principal and interest when due ("Insured Securities"). Each Insured Security in the portfolio will be covered by either a "New Issue Insurance Policy," "Portfolio Insurance Policy" issued by a qualified municipal bond insurer, or a "Secondary Insurance Policy." The insurance does not insure against market risk and therefore does not guarantee the market value of the securities in the New York Fund's portfolio. Similarly, because the net asset value of the New York Fund's shares is based upon the market value of the securities in the portfolio, such insurance does not cover or guarantee the net asset value of the New York Fund's shares.

NEW ISSUE INSURANCE POLICIES
  New Issue Insurance Policies are obtained by the respective issuers of municipal securities, and all premiums respecting such securities have been paid in advance by such issuers. Such policies are noncancellable and will continue in force so long as the municipal securities are outstanding and the respective insurers remain in business. Since New Issue Insurance Policies remain in effect as long as the securities are outstanding, the insurance may have an effect on the resale value of the Insured Securities. Therefore, New Issue Insurance Policies may be considered to represent an element of market value with regard to the Insured Securities, but the exact effect, if any, of this insurance on such market value cannot be estimated. The New York Fund will purchase municipal securities subject to New Issue Insurance Policies only if the claims paying ability of the insurer thereof is rated AAA by S&P or Aaa by Moody's.

PORTFOLIO INSURANCE POLICIES
  Portfolio Insurance Policies are obtained by the New York Fund from a qualified municipal bond insurer and are effective only so long as the Fund is in existence, the insurer is still in business and meeting its obligations, and the Insured Securities described in the policy are held by the New York Fund. Premium rates for each issue of securities covered by the policy are fixed for the life of the New York Fund and are periodically adjusted to reflect purchases and sales of covered securities. The premium on the Portfolio Insurance Policy is an expense of the New York Fund and will be reflected in its average annual expenses. Premiums are paid from the New York Fund's assets and reduce the current yield on its portfolio by the amount thereof. The insurer cannot cancel coverage already in force with respect to Insured Securities owned by the New York Fund and covered by the policy, except for nonpayment of premiums.

SECONDARY INSURANCE POLICIES
  The New York Fund may, at any time, purchase Secondary Insurance on any municipal security held by the Fund. Such insurance coverage will be noncancellable and will ordinarily continue in force so long as the securities so insured are outstanding. Secondary Insurance will likely be purchased by the New York Fund if, in the opinion of Keystone, the market value or net proceeds of the sale of a security by the Fund would exceed the current value of such security (without insurance) plus the cost of such insurance. When the New York Fund purchases Secondary Insurance, the single premium is added to the cost basis of the security and is not considered an item of expense of the Fund. One of the purposes of such insurance is to enable the securities covered by such insurance to be sold as "AAA" or "Aaa" rated Insured Securities at a market price higher than that which might otherwise be obtainable if the securities were sold without the insurance coverage. Therefore, such insurance may be considered to represent an element of market value of such Insured Securities, although the exact effect, if any, on such market value cannot be estimated. Any difference between the excess of such a security's market value as an AAA or Aaa rated security over its market value without such rating, including the single premium cost thereof, would inure to the New York Fund in determining the net capital gain or loss realized by the Fund upon the sale of such Insured Security.

INVESTMENT RESTRICTIONS
  Each Fund has adopted the fundamental restrictions summarized below, which may not be changed without the vote of a 1940 Act Majority of such Fund's outstanding shares. These restrictions and certain other fundamental and nonfundamental restrictions are set forth in the statement of additional information. Unless otherwise stated, all references to a Fund's assets are in terms of current market value.

  Generally, each Fund may not:

  (1) purchase any security of any issuer (other than issues of the U.S. government, its agencies or instrumentalities) if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry, and the Fund may invest more than 25% of its assets in industrial development bonds;

  (2) invest more than 10% of its assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than seven days;

  (3) borrow money or enter into reverse repurchase agreements, except that each Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made; and

  (4) make loans, except that each Fund may purchase or hold debt securities consistent with its investment objectives, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements.

  The Funds are non-diversified under the 1940 Act. As a result, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. The Funds intend to comply, however, with the Code's diversification requirements and other requirements applicable to "regulated investment companies" to ensure they will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. For this reason, each Fund has adopted the investment restriction set forth below, which may not be changed without the approval of a majority of its outstanding shares. Specifically, a Fund may not purchase a security if more than 25% of the Fund's total assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities) or, with respect to 50% of the Fund's total assets, if more than 5% of such assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities).

  The foregoing is only a summary of the Funds' investment restrictions and policies. See the statement of additional information for details and the full text of the Funds' investment restrictions and related policies.

RISK FACTORS
  Like any investment, your investment in a Fund involves an element of risk. Before you invest in a Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses.

  Certain risks related to the Funds are discussed below. To the extent not discussed in this section, specific risks attendant upon individual securities or investment practices are discussed in "Additional Investment Information."

GENERAL
  By itself, a Fund does not constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal or marketability. Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for certain retirement plans that are unable to benefit from the Fund's federally tax-exempt dividends. In addition, the Funds may not be appropriate investments for entities that are "substantial users" of facilities financed by industrial development bonds or related persons thereof.

  To the extent that the Funds are not fully diversified, they may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Funds were more broadly diversified.

  Should a Fund need to raise cash to meet a large number of redemptions it might have to sell portfolio securities at a time when it would be disadvantageous to do so.

  In addition, the market value of the fixed income securities in which a Fund may invest may vary inversely to changes in prevailing interest rates.

MUNICIPAL OBLIGATIONS
  A Fund's ability to achieve its objectives depends partially on the prompt payment by issuers of the interest on and principal of the municipal obligations held by the Fund. A moratorium, default or other nonpayment of interest or principal when due on any municipal obligation could affect the market value and liquidity of that particular security in addition to that of other municipal obligations held by a Fund. In addition, the market for municipal obligations is often thin and can be temporarily affected by large purchases and sales, including those by a Fund.

  From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may well be introduced in the future. The enactment of such a proposal could materially affect the availability of municipal obligations for investment by each Fund and the value of the Fund's securities. In such an event, the Trust would reevaluate its Funds' investment objectives and policies and consider changes in the structure of the Funds or dissolution.

  If and when a Fund invests in municipal lease obligations, the possibility exists that a municipality may not appropriate the funds for lease payments. The Trust's Board of Trustees will be responsible for determining, on an ongoing basis, the credit quality of such leases, including an assessment of the likelihood of cancellation of any such lease.

BELOW-INVESTMENT GRADE BONDS
  The Massachusetts Fund may invest a portion (not to exceed 20%) of its assets in high yield, high risk municipal bonds (commonly known as "junk bonds"). The degree to which the Fund will hold such securities will, among other things, depend upon Keystone's economic forecast and its judgment as to the comparative values offered by high yield, high risk bonds and higher quality bonds. The Massachusetts Fund seeks to invest up to 20% of its assets aggressively and to maximize return over time from a combination of many factors, including high current income and capital appreciation from high yield, high risk bonds. Although the total amount invested in high yield, high risk securities will not exceed 20% of the assets of the Massachusetts Fund, the Fund may (as a non-diversified fund) invest as much as the entire 20% in the securities of a single issuer. To that extent, the Massachusetts Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Fund were more broadly diversified.

  Such aggressive investing involves risks that are greater than the risks of investing in higher quality debt securities. These risks are discussed in greater detail below and include risks from (1) interest rate fluctuation; (2) changes in credit status, including weaker overall credit condition of issuers and risks of default; (3) industry, market and economic risk; (4) volatility of price resulting from broad and rapid changes in the value of underlying securities; and (5) greater price variability and credit risks of such high yield, high risk securities as zero coupon bonds and pay-in-kind ("PIK") securities.

  Specifically, investors should be aware of the following:

  (1) securities rated BB or lower by S&P or Ba or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments;

  (2) the value of high yield, high risk securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities;

  (3) adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield, high risk securities held by the Fund;

  (4) the secondary market for high yield, high risk securities may be less liquid than the secondary market for higher quality securities, which may affect the value of certain high yield, high risk securities held by the Fund at certain times; and

  (5) high yield, high risk zero coupon securities may be subject to greater changes in value due to market conditions, the absence of a cash interest payment and the tendency of issuers of such securities to have weaker overall credit conditions than other high yield, high risk securities.

  These risks generally make high yield, high risk securities more appropriate for long term investment.

  These risks provide the opportunity for maximizing return over time on a portion of the Massachusetts Fund's assets, but may result in greater upward and downward movement of the net asset value per share of the Fund. As a result, they should be carefully considered by investors.

  The maximum return sought by the Massachusetts Fund with respect to up to 20% of its assets is ordinarily associated with securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such high yield, high risk securities are generally rated BB or lower by S&P or Ba or lower by Moody's. The Fund may invest in securities that are rated as low as D by S&P and C- by Moody's. These rating categories are described in the section of this prospectus entitled "Additional Investment Information." The Fund intends to invest in D rated debt only in cases where, in Keystone's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. The Fund may also invest in unrated securities that, in Keystone's judgment, offer comparable yields and risks to those of securities that are rated as well as non-investment quality zero coupon and PIK securities.

  Since the Fund takes an aggressive approach to investing a portion of its assets, Keystone tries to maximize the return by controlling the risk associated with those investments through diversification, credit analyses, review of sector and industry trends, interest rate forecasts and economic analysis. Keystone's analysis of securities focuses on factors such as asset values, earnings prospects and the quality of management of the company. In making investment recommendations, Keystone also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, percentage of zeros and PIKs, percentage of non-accruing items and yield to maturity.

  Keystone also considers the ratings of Moody's and S&P assigned to various securities, but does not rely solely on such ratings because (1) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of municipalities; and
(2) there can be large differences among the current financial conditions of issuers within the same rating category.

TAX CONSIDERATIONS
  For a discussion of the tax considerations for each state and special factors, including the risks associated with investing in the municipal securities of a single state, see Exhibit A to this prospectus and Appendix A to the statement of additional information.

PRICING SHARES
  The Fund computes its net asset value as of the close of trading (currently 4:00 p.m. eastern time) on each day that the New York Stock Exchange (the "Exchange") is open. However, the Fund does not compute its net asset value on days when changes in the value of a Fund's portfolio securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding.

  The Funds value municipal obligations on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

  Each Fund values its short-term instruments as follows: short-term instruments with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; short-term instruments having maturities of more than sixty days for which market quotations are readily available are valued at current market value; and short-term instruments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith according to procedures established by the Board of Trustees.

DIVIDENDS AND TAXES
  Each Fund intends to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly and to declare and distribute all net realized long-term capital gains annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Shareholders of a Fund who have not opted to receive cash prior to the payable date for any dividend from net investment income or the record date for any capital gains distribution will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of that day after adjustment for the distribution. Net asset value is used in computing the number of shares in both capital gains and income distribution reinvestments. There is a possibility that shareholders may lose the tax-exempt status on accrued income on municipal bonds if shares of the Funds are redeemed before a dividend has been declared.

  Because Class A shares bear most of the costs of distribution of such shares through payment of a front end sales charge while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher than those of Class A and income distributions paid by a Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

  Account statements and/or checks, as appropriate, will be mailed within seven days after the Fund pays a distribution. Unless the Trust receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.

  Each of the Funds has qualified and intends to continue to qualify as a regulated investment company (a "RIC") under the Code. Each Fund is a separate taxable entity for purposes of Code provisions applicable to RICs. Each of the Funds qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. Each Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

  If a Fund qualifies as a RIC and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability.

  Any taxable dividend declared in October, November or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of shareholders as if paid on December 31 of the year in which the dividend was declared.

  Each Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by a Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

  Any shareholder of a Fund who may be a "substantial user" of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax adviser concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

  Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, a Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

  Under particularly unusual circumstances, such as when a Fund is in a prolonged defensive investment position, it is possible that no portion of a Fund's distributions of income to its shareholders for a fiscal year would be exempt from federal income tax. The Trust does not presently anticipate, however, that such unusual circumstances will occur.

  Since none of a Fund's income will consist of corporate dividends, no distributions will qualify for the 70% corporate dividends received deduction.

  Each Fund intends to distribute its net capital gains as capital gains dividends. Shareholders should treat such dividends as long-term capital gains. Each Fund will designate capital gains distributions as such by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend and holds his shares for six months or less, then any allowable loss on disposition of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.

  Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

  The Funds may acquire options to "put" specified securities to municipal bond dealers or issuers from whom the securities are purchased. It is expected that each Fund will be treated for federal income tax purposes as the owner of the municipal bonds acquired subject to the put. The interest on the municipal bonds will be tax-exempt to the Funds, and the purchase price must be allocated between such securities and the puts based upon their respective fair market values. The IRS has not issued a published ruling on this matter and could reach a different conclusion.

STATE INCOME TAXES
  The exemption of interest on municipal bonds for federal income tax purposes does not necessarily result in exemption under the income, corporate or personal property tax laws of any state or city. Generally, individual shareholders of the Funds receive tax-exempt treatment at the state level for distributions derived from municipal securities of their state of residency. Florida does not currently impose any individual income tax, although it does impose a tax on corporate income. Each Fund will report to shareholders on a state by state basis the sources of its exempt interest dividends. For a further discussion of state tax treatment relating to each Fund, see Exhibit A to this prospectus.

  The foregoing is only a summary of some of the important tax considerations generally affecting the Trust, its Funds and their shareholders. No attempt is made to present a detailed explanation of the federal or state income or other tax treatment of the Trust, its Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, shareholders are urged to consult their tax advisers with specific reference to their tax situation.

TRUST MANAGEMENT AND EXPENSES

TRUST MANAGEMENT
  Under Massachusetts law, the Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Trust and its Funds. Subject to the authority of the Board of Trustees, Keystone provides investment advice, management and administrative services to the Trust.

INVESTMENT ADVISER
  Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("Keystone Investments"). Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone, its affiliates, and the Keystone Investments Families of Funds. Both Keystone and Keystone Investments are located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  On December 11, 1996, Keystone Investments succeeded to the business of a corporation with the same name, but under different ownership. Keystone Investments is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the U.S. based on total assets as of September 30, 1996.

  First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S. The Capital Management Group of FUNB ("CMG"), together with Lieber & Company and Evergreen Asset Management Corp. ("Evergreen Asset"), wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

  Pursuant to its Investment Advisory and Management Agreement with the Trust (the "Advisory Agreement"), Keystone manages the investment and reinvestment of each Fund's assets, supervises the operation of the Trust and each Fund and provides all necessary office space, facilities and equipment.

  Each Fund pays Keystone a fee for its services at the annual rate set forth below:
                                                                     Aggregate
                                                               Net Asset Value
Management                                                       of the Shares
Fee                                                                of the Fund
------------------------------------------------------------------------------
0.55% of the first                                          $ 50,000,000, plus
0.50% of the next                                           $ 50,000,000, plus
0.45% of the next                                           $100,000,000, plus
0.40% of the next                                           $100,000,000, plus
0.35% of the next                                           $100,000,000, plus
0.30% of the next                                           $100,000,000, plus
0.25% of amounts over                                       $500,000,000.

Keystone's fee is computed as of the close of business each business day and payable daily.

  The Advisory Agreement continues in effect for two years from its effective date, and, thereafter, from year to year with respect to a Fund only so long as such continuance is specifically approved at least annually by the Board of Trustees or by vote of shareholders of such Fund. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of Independent Trustees (Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in any Fund's Distribution Plan or any agreement related thereto) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as to any Fund, without penalty, on 60 days' written notice by the Trust or Keystone, or may be terminated as to a Fund by a vote of shareholders of such Fund. The Advisory Agreement will terminate automatically upon its assignment.

PRINCIPAL UNDERWRITER
  Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"), which is not affiliated with First Union, is now the Fund's principal underwriter (the "Principal Underwriter"). EKD replaces Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") as the Trust's principal underwriter. EKIS may no longer act as principal underwriter of the Trust due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions. Both EKD and Furman Selz are located at 230 Park Avenue, New York, New York 10169.

SUB-ADMINISTRATOR
  Furman Selz provides officers and certain administrative services to the Fund pursuant to a sub-administration agreement. For its services under that agreement, Furman Selz receives a fee from Keystone at the maximum annual rate of .01% of the average daily net assets of the Fund.

  It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.

PORTFOLIO MANAGERS
  George J. Kimball, a Keystone Vice President is responsible for the day-to-day management of the New York and Florida Funds. Mr. Kimball has more than 10 years of investment experience.

  Daniel A. Rabasco, a Keystone Vice President is responsible for the day-to-day management of the Pennsylvania and Massachusetts Funds. Mr. Rabasco has more than 9 years of investment experience.

FUND EXPENSES
  Each Fund pays all of its expenses. In addition to the investment advisory and management fees discussed above, the principal expenses that each Fund is expected to pay include, but are not limited to transfer, dividend disbursing and shareholder servicing agent costs and expenses; custodian costs and expenses; its pro rata portion of certain Trustees' fees; fees of its independent auditors; fees of the legal counsel to the Independent Trustees; fees payable to government agencies, including registration and qualification fees of the Trust, the Funds and their shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class of shares of a Fund will pay all of the expenses attributable to it. Such expenses are currently limited to Distribution Plan expenses. Each Fund also pays its brokerage commissions, interest charges and taxes and certain extraordinary expenses.

  During the fiscal year ended March 31, 1996, the Florida, Massachusetts, New York and Pennsylvania Funds paid or accrued to Keystone investment management and administrative services fees of $557,537 (0.52% of the Fund's average annual net assets), $62,760 (0.55% of the Fund's average annual net assets), $118,589 (0.55% of the Fund's average annual net assets) and $402,467 (0.53% of the Fund's average annual net assets), respectively.

  During the fiscal year ended March 31, 1996, the Florida, Massachusetts, New York and Pennsylvania Funds paid or accrued $115,014, $15,192, $27,801 and $106,088, respectively, to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC"), for services rendered as the Trust's transfer and dividend disbursing agent. EKSC, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. During the year ended March 31, 1996, the Florida, Massachusetts, New York and Pennsylvania Funds paid or accrued $24,275, $22,081, $23,082 and $22,964, respectively, to Keystone Investments as reimbursement for certain accounting services.

  Keystone has currently voluntarily agreed to limit the expenses of each Fund's Class A, B, and C shares to 0.75%, 1.50%, and 1.50%, of each such class's respective average daily net assets. Keystone currently intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate the foregoing expense limitations and may modify or terminate them in the future. Keystone will not be required to make a reimbursement to the extent it would result in a Fund's inability to qualify as a regulated investment company under the Code. In accordance with the expense limitations in place during the fiscal year ended March 31, 1996, Keystone reimbursed the Florida, Massachusetts, New York and Pennsylvania Funds $196,232, $100,729, $119,608 and $190,132, respectively.

SECURITIES TRANSACTIONS
  Under policies established by the Board of Trustees, Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for a Fund, Keystone may consider the number of shares of the Fund sold by the broker-dealer. In addition, broker-dealers executing portfolio transactions may, from time to time, be affiliated with the Trust, Keystone, the Principal Underwriter or their affiliates.

  A Fund may pay higher commissions to broker-dealers that provide research services. Keystone may use these services in advising such Fund as well as in advising its other clients.

PORTFOLIO TURNOVER
  For the fiscal year ended March 31, 1995, the portfolio turnover rates for the Florida, Massachusetts, New York and Pennsylvania Funds were 129%, 77%, 77% and 97%, respectively.

  For the fiscal year ended March 31, 1996, the portfolio turnover rates for the Florida, Massachusetts, New York and Pennsylvania Funds were 89%, 165%, 53% and 55%, respectively.

  High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by a Fund, as well as additional gains and/or losses to shareholders. For additional information about brokerage and distributions, see the statement of additional information.

CODE OF ETHICS
  The Trust has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

DISTRIBUTION PLANS AND AGREEMENTS

CLASS A DISTRIBUTION PLAN
  Each Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan") that provides for expenditures by the Fund, currently limited to 0.15% annually of the average daily net asset value of Class A shares, in connection with the distribution of Class A shares. Payments under the Class A Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers), as service fees at an annual rate of up to 0.15% of the average daily net asset value of Class A shares maintained by the recipient and outstanding on the books of such Fund for specified periods.

CLASS B DISTRIBUTION PLANS
  Each Fund has adopted Distribution Plans with respect to its Class B shares (the "Class B Distribution Plans") that provide for expenditures by the Fund at an annual rate of up to 1.00% (currently limited to 0.90%) of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Payments under the Class B Distribution Plans are currently made to the Principal Underwriter (which may reallow all or part to others, such as broker-dealers) and to EKIS, the predecessor to the Fund's Principal Underwriter, (1) as commissions for Class B shares sold, (2) as shareholder service fees, and (3) as interest. Amounts paid or accrued to the Principal Underwriter or EKIS in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party will also receive service fees at an annual rate of 0.15% of the value of Class B shares maintained by the recipient and outstanding on the books of such Fund for specified periods. See "Distribution Plans Generally" below.

CLASS C DISTRIBUTION PLAN
  Each Fund has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan") that provides for expenditures by the Fund at an annual rate of up to 1.00% (currently limited to 0.90%) of the average daily net asset value of Class C shares to pay expenses of the Distribution of Class C shares. Payments under the Class C Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) and to EKIS, the predecessor to the Fund's Principal Underwriter, (1) as commissions for Class C shares sold, (2) as shareholder service fees, and (3) as interest. Amounts paid or accrued to the Principal Underwriter or EKIS in the aggregate may not exceed the annual limitation referred to above.

  The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold, and, beginning approximately fifteen months after purchase, a commission at an annual rate of 0.75% (subject to NASD rules -- see "Distribution Plans Generally") plus service fees which are paid at the annual rate of 0.25%, respectively, of the value of Class C shares maintained by the recipient and outstanding on the books of a Fund for specified periods. See "Distribution Plans Generally" below.

DISTRIBUTION PLANS GENERALLY
  As discussed above, each Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The NASD limits the amount that a Fund may pay annually in distribution costs for the sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that a Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the 12b-1 Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any contingent deferred sales charges ("CDSCs") paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

  In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter, sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. Each Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares, unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plan, each Fund may be subject to adverse distribution consequences.

  The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of each Fund will be provided by FUNB or its affiliates.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. If a Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances (as defined below).

  For the Florida, Massachusetts, New York and Pennsylvania Funds unreimbursed Class B Distribution Plan expenses at March 31, 1996 for Class B shares sold prior to June 1, 1995 were $2,946,854 (6.40% of Class B net assets), $366,916 (6.14% of Class B net assets), $741,567 (5.97% of Class B net assets) and $1,849,989 (6.19% of Class B net assets), respectively. For Class B shares sold on or after June 1, 1995, unreimbursed Class B Distribution expenses at March 31, 1996 for the Florida, Massachusetts, New York and Pennsylvania Funds were $510,361 (6.08% of Class B net assets), $55,979 (4.31% of Class B net assets), $290,287 (6.14% of Class B net assets), and $491,259 (6.28% of Class B net assets), respectively.

  For the Florida, Massachusetts, New York and Pennsylvania Funds, unreimbursed Class C Distribution Plan expenses at March 31, 1996 were $1,295,524 (10.98% of Class C net assets), $142,771 (6.20% of Class C net assets), $213,519 (9.30% of Class C net assets), and $823,047 (8.51% of Class C net assets) respectively.

  Broker-dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

DISTRIBUTION AGREEMENTS
  The Trust has entered into principal underwriting agreements with the Principal Underwriter (each a "Distribution Agreement") with respect to each class. Pursuant to its Distribution Agreements, the Trust will compensate the Principal Underwriter for its services as distributor at an annual rate that may not exceed .25 of 1% of the Trust's average daily net assets attributable to Class A shares, .75 of 1% of the Trust's average daily net assets attributable to the Class B shares, subject to certain restrictions, and .75 of 1% of the Trust's average daily net assets attributable to the Class C shares.

  Each Fund may also make payments under its Distribution Plans, in amounts of up to .25 of 1% of its average daily net assets on an annual basis, attributable to Class A, B and C shares, respectively, to compensate organizations, which may include, among others, the Principal Underwriter and Keystone or their respective affiliates, for services rendered to shareholders and/or the maintenance of shareholder accounts.

  A Fund may not pay any distribution or servicing fees during any fiscal period in excess of NASD limits. Since the Principal Underwriter's compensation under the Distribution Agreements is not directly tied to the expenses incurred by the Principal Underwriter, the amount of compensation received by it under the Distribution Agreements during any year may, subject to certain conditions, be more than its actual expenses and may result in a profit to the Principal Underwriter. Distribution expenses incurred by the Principal Underwriter in one fiscal year that exceed the level of compensation paid to the Principal Underwriter for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

  The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from a Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement for such Advances from such Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Trust's Independent Trustees authorize such payments, the effect would be to extend the period of time during which a Fund incurs the maximum amount of costs allowed by a Distribution Plan.

  In states where the Principal Underwriter is not registered as a broker-dealer, shares of a Fund will only be sold through other broker-dealers or other financial institutions that are registered.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  The Principal Underwriter may, from time to time, provide promotional incentives, including reallowance of up to the entire sales charge, to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of a Fund's shares. In addition, broker-dealers may, from time to time, receive additional cash payments. The Principal Underwriter may also provide written information to those broker-dealers with whom it has dealer agreements that relates to sales incentive campaigns conducted by such broker-dealers for their representatives as well as financial assistance in connection with pre-approved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency such as the NASD. Broker-dealers to whom substantially the entire sales charge on Class A shares is reallowed may be deemed to be underwriters as that term is defined under the 1933 Act.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to broker-dealers including, from time to time, to First Union Brokerage Services, Inc., an affiliate of Keystone, that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of the Keystone funds over specified periods and certain other factors. Such payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to 1.00% of the value of shares sold by such broker-dealer.

  The Principal Underwriter may also pay a transaction fee (up to the level of payments allowed to dealers for the sale of shares, as described above) to banks and other financial services firms that facilitate transactions in shares of a Fund for their clients.

  State securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state laws.

EFFECTS OF BANKING LAWS
  The Glass-Steagall Act currently limits the ability of depository institutions (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.

  The Glass-Steagall Act and other banking laws and regulations also presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Trust. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone and its affiliates, since they are direct or indirect subsidiaries of FUNB, are subject to and in compliance with the aforementioned laws and regulations.

  Changes to applicable laws and regulations or future judicial or administrative decisions could prevent Keystone Investments or its affiliates from performing the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a fund by its customers. In such event, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

HOW TO BUY SHARES
  You may purchase shares of each Fund from any broker-dealer that has a selling agreement with the Principal Underwriter. In addition, you may purchase shares of a Fund by mailing to the Trust, c/o Evergreen Keystone Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Trust. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, by wiring Federal funds, by direct deposit or by an electronic funds transfer ("EFT").

  Orders for the purchase of shares of a Fund will be confirmed at the public offering price, which is equal to the net asset value per share next determined after receipt of the order in proper form by the Principal Underwriter (generally as of the close of the Exchange on that day) plus, in the case of Class A shares, the applicable sales charge. Orders received by broker-dealers or other firms prior to the close of the Exchange and received by the Principal Underwriter prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Broker-dealers and other financial services firms are obligated to transmit orders promptly.

  Orders for shares received other than as stated above will receive the public offering price, which is equal to the net asset value per share next determined (generally, the next business day's offering price) plus, in the case of Class A shares, the applicable sales charge.

  The Trust reserves the right to determine the net asset value more frequently than once a day if deemed desirable.

  The initial purchase must be at least $1,000. There is no minimum amount for subsequent purchases.

  The Trust reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

  Shareholder inquiries should be directed to EKSC by calling toll free 1-800-343-2898 or writing to EKSC or to the firm from which you received this prospectus.

ALTERNATIVE SALES OPTIONS
  This prospectus provides information regarding the Class A, B, and C shares offered by each Fund:

CLASS A SHARES -- FRONT-END LOAD OPTION
  With certain exceptions, Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a CDSC when they are redeemed except as follows: Class A shares purchased after January 1, 1997, in an amount equal to or exceeding $1 million, without a front-end sales charge, will be subject to a contingent deferred sales charge during the month of purchase and the 12- month period following the month of purchase.

CLASS B SHARES -- BACK-END LOAD OPTION
  Class B shares purchased after January 1, 1997, are sold without a sales charge at the time of purchase, but are, with certain exceptions, subject to a CDSC if redeemed during the month of purchase and the 72-month period following the month of purchase. Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without the imposition of a front-end sales charge or exchange fee.

CLASS C SHARES -- LEVEL LOAD OPTION
  Class C shares purchased after January 1, 1997, are sold without a sales charge at the time of purchase, but are subject to a CDSC if they are redeemed during the month of purchase and the 12-month period following the month of purchase. Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Principal Underwriter.

  Class A and B shares, pursuant to their Distribution Plan, currently pay an annual service fee of 0.15% of each Fund's average daily net assets attributable to the respective classes. Class C shares pay an annual service fee of up to 0.25% of each Fund's average daily net assets attributable to Class C. In addition to the service fee, the Class B and C Distribution Plans provide for the payment of an annual distribution fee of up to 0.75% of the average daily net assets attributable to their respective classes. As a result, income distributions paid by a Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares.

  Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares (in which case, 100% of the purchase price is invested immediately), depending on the amount of the purchase and the intended length of investment.

  The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more and will not normally accept any purchase of Class C shares in the amount of $500,000 or more.

                ----------------------------------------------

CLASS A SHARES
  Class A shares are currently offered at the public offering price, which is equal to net asset value plus an initial sales charge as follows:

                                                   AS A % OF       CONCESSION TO
                                      AS A % OF   NET AMOUNT   DEALERS AS A % OF
AMOUNT OF PURCHASE               OFFERING PRICE    INVESTED*      OFFERING PRICE
--------------------------------------------------------------------------------

Less than $50,000 .................       4.75%        4.99%               4.25%
$50,000 but less than $100,000 ....       4.50%        4.71%               4.25%
$100,000 but less than $250,000 ...       3.75%        3.90%               3.25%
$250,000 but less than $500,000 ...       2.50%        2.56%               2.00%
$500,000 but less than $1,000,000 .       2.00%        2.04%               1.75%

----------
*Rounded to the nearest one-hundredth percent.

                ----------------------------------------------

  Purchases of a Fund's Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan"), or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; and
(e) employees of FUNB and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

  With respect to purchases of the Funds' Class A shares made after January 1, 1997, in the amount of $1 million or more, the Principal Underwriter will pay broker-dealers or others concessions at the following rate: 1.00% of the investment amount up to $2,999,999; plus 0.50% of the investment amount between $3,000,000 and $4,999,999; plus 0.25% of the investment amount over $4,999,999.

  With respect to purchases of the Funds' Class A shares made after January 1, 1997, by Qualifying Plans and Educational TSA Plans, the Principal Underwriter will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.

  Purchases of the Funds' Class A shares made after January 1, 1997, in the amount of $1 million or more, are subject to a CDSC of 1.00% upon redemption during the month of purchase and the 12-month period following the month of purchase.

  The sales charge is paid to the Principal Underwriter, which in turn normally reallows a portion to your broker-dealer. In addition, your broker-dealer currently will be paid periodic service fees at an annual rate of up to 0.15% of the value of Class A shares maintained by such recipient and outstanding on the books of the Fund for specified periods.

  Upon written notice to broker-dealers with whom it has dealer agreements, the Principal Underwriter may reallow up to the full applicable sales charge.

  Initial sales charges may be eliminated for persons purchasing Class A shares that are offered in connection with certain fee based programs, such as wrap accounts sponsored or managed by broker-dealers, investment advisers, or others who have entered into special agreements with the Principal Underwriter. Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of a Fund alone or in combination with Class A shares of other Keystone America Funds. See Exhibit A to this prospectus.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after a change in the registered representative's employment when the amount invested represents redemption proceeds from a registered open-end management investment company not distributed or managed by Keystone or its affiliates; and the shareholder either (1) paid a front-end sales charge, or
(2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds.

  Upon prior notification to the Principal Underwriter, Class A shares may be purchased at net asset value by clients of registered representatives within 30 days after the redemption of shares of any registered open-end investment company not distributed or managed by Keystone or its affiliates when the amount invested represents redemption proceeds from such unrelated registered open-end investment company, and the shareholder either (1) paid a front-end sales charge, or (2) was at some time subject to, but did not actually pay, a CDSC with respect to the redemption proceeds. This special net asset value purchase is currently being offered on a calendar month-by-month basis and may be modified or terminated in the future.

CLASS B SHARES
  Class B shares are offered at net asset value, without an initial sales charge. With respect to shares purchased after January 1, 1997, each Fund, with certain exceptions, imposes a CDSC on Class B shares redeemed as follows:

                                                                    CDSC
REDEMPTION TIMING                                                  IMPOSED
-----------------                                                  -------
Month of purchase and the first twelve-month period following
  the month of purchase ........................................    5.00%
Second twelve-month period following the month of purchase .....    4.00%
Third twelve-month period following the month of purchase ......    3.00%
Fourth twelve-month period following the month of purchase .....    3.00%
Fifth twelve-month period following the month of purchase ......    2.00%
Sixth twelve-month period following the month of purchase ......    1.00%

No CDSC is imposed on amounts redeemed thereafter.

  When imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter or its predecessor. Amounts received by the Principal Underwriter or its predecessor under the Class B Distribution Plans are reduced by CDSCs retained by the Principal Underwriter or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

  Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares (which are subject to a lower Distribution Plan charge) without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to EKSC.) The Class B shares so converted will no longer be subject to the higher distribution expenses and other expenses, if any, borne by Class B shares. Because the net asset value per share of Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Under current law, it is the Trust's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interest of such Class B shareholders.

CLASS C SHARES
  Class C shares are offered only through broker-dealers who have special distribution agreements with the Principal Underwriter. Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, each Fund imposes a CDSC of 1.00% on shares redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you. The CDSC is retained by the Principal Underwriter or its predecessor. See "Contingent Deferred Sales Charge and Waiver of Sales Charges" below.

CONTINGENT DEFERRED SALES CHARGE AND WAIVER OF SALES CHARGES
  Any CDSC imposed upon the redemption of Class A, Class B, or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net asset value at the time of purchase of such shares.

  With respect to shares purchased after January 1, 1997, no CDSC is imposed when you redeem amounts derived from (1) increases in the value of shares redeemed above the net cost of such shares; (2) certain shares with respect to which a Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; (3) certain Class A shares held for more than 12 months after the month of purchase; (4) Class B shares held for more than 72 months after the month of purchase; or (5) Class C shares held for more than one year after the month of purchase. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

  With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan (as a whole) redeems substantially all of its assets.

  In addition, no CDSC is imposed on a redemption of shares of a Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old;
(4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  Each Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Fund, Keystone, the Principal Underwriter and certain of their affiliates, and to members of the immediate families of such persons; to registered representatives of firms with dealer agreements with the Principal Underwriter; and to a bank or trust company acting as a trustee for a single account. See the statement of additional information.

HOW TO REDEEM SHARES
  You may redeem Fund shares for cash at their net redemption value by writing to the Trust, c/o EKSC, and presenting a properly endorsed share certificate (if certificates have been issued) to the Trust. Your signature(s) on the written order and certificates must be guaranteed as described below. In order to redeem by telephone or to engage in telephone transactions generally, you must complete the authorization in your account application. Proceeds for shares redeemed on telephone order will be deposited by wire or EFT only to the bank account designated in your account application.

  You may also redeem your shares through your broker-dealer. The Principal Underwriter, acting as agent for the Trust, stands ready to repurchase Fund shares upon orders from broker-dealers and will calculate the net asset value on the same terms as those orders for the purchase of shares received from broker-dealers and described under "How to Buy Shares." If the Principal Underwriter has received proper documentation, it will pay the redemption proceeds, less any applicable CDSC, to the broker-dealer placing the order within seven days thereafter. The Principal Underwriter charges no fee for this service. Your broker-dealer, however, may charge a service fee.

  The redemption value equals the net asset value per share adjusted for fractions of a cent and may be more or less than your cost depending upon changes in the value of a Fund's portfolio securities between purchase and redemption. A CDSC may be imposed by a Fund at the time of redemption of certain shares as explained in "How to Buy Shares." If imposed, the CDSC is deducted from the redemption proceeds otherwise payable to you.

REDEMPTION OF SHARES IN GENERAL
  At various times, the Trust may be requested to redeem shares for which it has not yet received good payment. In such a case, the Trust will mail the redemption proceeds upon clearance of the purchase check, which may take 15 days or more. Any delay may be avoided by purchasing shares either with a certified check, by Federal Reserve or bank wire of funds, by direct deposit or by EFT. Although the mailing of a redemption check or the wiring or EFT of redemption proceeds may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the payment of a redemption has been delayed, the check will be mailed or the proceeds wired or sent EFT promptly after good payment has been collected.

  The Trust computes the amount due you at the close of the Exchange at the end of the day on which it has received all proper documentation from you. Payment of the amount due on redemption, less any applicable CDSC (as described above), will be made within seven days thereafter except as discussed herein.

  For your protection, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND EKSC'S POLICIES. The Trust or EKSC may waive this requirement or may require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Trust and EKSC reserve the right to withdraw this waiver at any time.

  If the Trust receives a redemption order, but you have not clearly indicated the amount of money or number of shares involved, the Trust cannot execute the order. In such cases, the Trust will request the missing information from you and process the order on the day such information is received.

TELEPHONE REDEMPTIONS
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898. As mentioned above, to engage in telephone transactions generally, you must complete the appropriate sections of a Fund's application.

  In order to insure that instructions received by EKSC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days.

  If you cannot reach the Trust by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein.

SMALL ACCOUNTS
  Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem your account if its value has fallen below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No CDSCs are applied to such redemptions.

GENERAL
  The Trust reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

  Except as otherwise noted, neither the Trust, EKSC, nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL"), or by telephone. EKSC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Trust, EKSC, nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that EKSC reasonably believes to be genuine.

  The Trust may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Trust cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission so orders.

SHAREHOLDER SERVICES
  Details on all shareholder services may be obtained from EKSC by writing or by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  If you have obtained the appropriate prospectus, you may exchange shares of a Fund for shares of certain other Keystone America Funds and Keystone Liquid Trust ("KLT") as follows:

    Class A shares may be exchanged for Class A shares of other Keystone America Funds and Class A shares of KLT;

    Class B shares may be exchanged for the same type of Class B shares of other Keystone America Funds and the same type of Class B shares of KLT; and

    Class C shares may be exchanged for Class C shares of other Keystone America Funds and Class C shares of KLT.

  The exchange of Class B shares and Class C shares will not be subject to a CDSC. However, if the shares being tendered for exchange are

  (1) Class A shares acquired without a front-end sales charge,

  (2) Class B shares that have been held for less than 72 months, or

  (3) Class C shares that have been held for less than one year,

and are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction.

  You may exchange shares for another Keystone fund by calling or writing to EKSC or by using KARL. As noted above, if the shares being tendered for exchange are still subject to a CDSC, such charge will carry over to the shares being acquired in the exchange transaction. The Trust reserves the right to terminate this exchange offer or to change its terms, including the right to charge for exchanges.

  Orders to exchange a certain class of shares of the Fund for the corresponding class of shares of KLT will be executed by redeeming the shares of the Fund and purchasing the corresponding class of shares of KLT at the net asset value of such shares next determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Trust prior to 4:00 p.m. eastern time on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares of the funds in a year or three in a calendar quarter.

  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.

AUTOMATIC INVESTMENT PLAN
  With a Keystone Automatic Investment Plan, you can automatically transfer as little as $25 per month or $75 per quarter from your bank account or KLT to the Keystone fund of your choice. Your bank account will be debited for each transfer. You will receive confirmation with your next account statement.

  To establish or terminate an Automatic Investment Plan or to change the amount or schedule of your automatic investments, you may write to or call EKSC. Please include your account numbers. Termination may take up to 30 days.

RETIREMENT PLANS
  The Trust has various retirement plans available to you, including Individual Retirement Accounts (IRAs); Rollover IRAs; Simplified Employee Pension Plans
(SEPs); Salary Reduction Plans (SARSEPs); Tax Sheltered Annuity Plans; 403(b)
(7) Plans; 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to EKSC.

SYSTEMATIC INCOME PLAN
  Under a Systematic Income Plan, if your account has a value of at least $10,000, you may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Systematic Income Plan was opened. Fixed withdrawal payments are not subject to a CDSC. Excessive withdrawals may decrease or deplete the value of your account. Moreover, because of the effect of the applicable sales charge, a Class A investor should not make continuous purchases of the Fund's shares while participating in a Systematic Income Plan.

DOLLAR COST AVERAGING
  Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Keystone America Fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

  Prior to participating in dollar cost averaging, you must establish an account in a Keystone America Fund or a money market fund managed or advised by Keystone. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

  If you are a Class A investor and paid a sales charge on your initial purchase, the shares purchased will be eligible for Rights of Accumulation and the sales charge applicable to the purchase will be determined accordingly. In addition, the value of shares purchased will be included in the total amount required to fulfill a Letter of Intent. If a sales charge was not paid on the initial purchase, a sales charge will be imposed at the time of subsequent purchases, and the value of shares purchased will become eligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

TWO DIMENSIONAL INVESTING
  You may elect to have income and capital gains distributions from any class of Keystone America Fund shares you may own automatically invested to purchase the same class of shares of any other Keystone America Fund. You may select this service on your application and indicate the Keystone America Fund(s) into which distributions are to be invested. The value of shares purchased will be ineligible for Rights of Accumulation and Letters of Intent. See Exhibit A -- "Reduced Sales Charges" at the back of the prospectus.

OTHER SERVICES
  Under certain circumstances, you may, within 30 days after a redemption, reinstate your account in the same class of shares that you redeemed at current net asset value.

PERFORMANCE DATA
  From time to time a Fund may advertise "total return," "current yield" and a "tax equivalent yield." ALL DATA IS BASED ON HISTORICAL RESULTS. PAST PERFORMANCE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF RESULTS FOR ANY FUTURE PERIOD OF TIME. Total return and current yield are computed separately for each class of shares of a Fund.

  Total return refers to a Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested in a particular class to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of the maximum sales charge or applicable contingent deferred sales charge and all recurring charges, if any, applicable to all shareholder accounts. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period. Such yield will include income from sources other than municipal obligations, if any.

  Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax-exempt yield.

  Any given yield or total return quotation should not be considered representative of a Fund's yield or total return for any future period.

  The Trust may also include comparative performance information for each class of shares when advertising or marketing the Trust's shares, such as data from Lipper Analytical Services, Inc., Morningstar, Inc., S&P, Ibbotson Associates or other industry publications.

TRUST SHARES

  The Trust currently issues shares of four separate series evidencing interests in different portfolio securities. Each Fund currently issues Class A, B and C shares. The Trust is authorized to issue additional series or classes of shares. Shares of a Fund participate in dividends and distributions and have equal voting, liquidation and other rights with other shares of the Fund except that
(1) expenses related to the distribution of each series or class of shares, or other expenses that the Board of Trustees may designate as class expenses, from time to time, are borne solely by each series or class; (2) each series or class of shares has exclusive voting rights with respect to its Distribution Plan; (3) each series or class has different exchange privileges; and (4) each series or class generally has a different designation. When issued and paid for, the shares of each Fund will be fully paid and nonassessable by the Trust. Shares of each Fund may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions.

  Shareholders of a Fund are entitled to one vote for each full share owned and fractional votes for fractional shares on all matters subject to Fund vote. Shares of a Fund vote together except when required by law to vote separately by class. The Trust does not have annual meetings. The Trust will have special meetings, from time to time, as required under its Declaration of Trust and under the 1940 Act. As provided in the Trust's Declaration of Trust, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when holders of 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as prescribed by section 16(c) of the 1940 Act.

  Under Massachusetts law, it is possible that a Trust shareholder may be held personally liable for the Trust's obligations. The Trust's Declaration of Trust provides, however, that shareholders shall not be subject to any personal liability for the Trust's obligations and provides indemnification from Trust assets for any shareholder held personally liable for the Trust's obligations.

ADDITIONAL INFORMATION
  When the Trust determines from its records that more than one account in the Trust is registered in the name of a shareholder or shareholders having the same address, upon notice to those shareholders, the Trust intends, when an annual report or a semi-annual report of the Trust is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Trust reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

                      ADDITIONAL INVESTMENT INFORMATION

CORPORATE AND MUNICIPAL BOND RATINGS

S&P CORPORATE AND MUNICIPAL BOND RATINGS

A. MUNICIPAL NOTES
  An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:

  1. amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note); and

  2. source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note ratings are as follows:

  1. SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

  2. SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

  3. SP-3 -- Speculative capacity to pay principal and interest.

B. TAX EXEMPT DEMAND BONDS
  S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP -- 1+/A-1+").

C. CORPORATE AND MUNICIPAL BOND RATINGS
  An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

  The ratings are based, in varying degrees, on the following considerations:

    1. likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. nature of and provisions of the obligation; and

    3. protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

  Bond ratings are as follows:

  1. AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

A. MUNICIPAL NOTES
  A Moody's rating for municipal short-term obligations will be designated Moody's Investment Grade or ("MIG"). These ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and the short-term cyclical elements are critical in short-term ratings.

  A short-term rating may also be assigned on issues with a demand feature -- variable rate demand obligation ("VRDO"). Such ratings will be designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on the external liquidity.

  The note ratings are as follows:

  1. MIG1/VMIG1 This designation denotes the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

  2. MIG2/VMIG2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

  3. MIG3/VMIG3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  4. MIG4/VMIG4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

B. CORPORATE AND MUNICIPAL BOND RATINGS
  1. Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  2. Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

  3. A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

  4. Baa -- Bonds rated Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  CON. (--) -- Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experience, (3) rentals that begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Those municipal bonds in the Aa, A, and Baa groups that Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, and Baa 1.

FITCH CORPORATE AND MUNICIPAL RATINGS

A. MUNICIPAL NOTES
  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally three years or less. These include commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  The note ratings are as follows:

  1. F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  2. F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

  3. F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the two higher ratings.

  4. F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

B. CORPORATE AND MUNICIPAL BOND RATINGS
    AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) OR MINUS (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

A CONDITIONAL rating is premised on the successful completion of a project or the occurrence of a specific event.

  Debt rated BB, B, CCC, CC and C by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C1 by S&P is debt (income bonds) on which no interest is being paid. Debt rated D by S&P is in default and payment of interest and/ or repayment of principal is in arrears. Bonds that are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca by Moody's represent obligations that are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds that are rated C by Moody's are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated BB, B, CCC, CC, and C by Fitch is regarded as speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C represents the highest degree of speculation. Debt rated DDD, DD, and D are in default on interest and/or principal payments.

DESCRIPTIONS OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES AVAILABLE TO THE FUNDS
  A Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S., and a Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS
  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES
  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes acquired by a Fund permit a Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by a Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, a Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper discussed in the statement of additional information.

REPURCHASE AGREEMENTS
  A Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with appropriate regulatory organizations. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value being determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Funds only intend to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Trust's custodian or in the Federal Reserve book entry system. The Funds do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom each Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS
  Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. Each Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Trust's custodian containing liquid assets such as U.S. government securities or other high grade debt securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities that a Fund is obligated to repurchase may decline below the repurchase price. Reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of a Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

"WHEN ISSUED" SECURITIES
  Each Fund may also purchase and sell securities and currencies on a when issued and delayed delivery basis. When issued or delayed delivery transactions arise when securities or currencies are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When a Fund engages in when issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in a Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When issued and delayed delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. A Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent each Fund engages in when issued and delayed delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

LOANS OF SECURITIES TO BROKER-DEALERS
  Each Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to a Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. A Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

DERIVATIVES
  Each Fund may use derivatives in furtherance of its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

  Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each Fund is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Funds use futures contracts and related options for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to a Fund's shareholders. Keystone is not an aggressive user of derivatives with respect to the Funds. However, a Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of a Fund's investment objectives and policies.

  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments -- options, futures, forwards and swaps -- from which virtually any type of derivative transaction can be created. Further information regarding options and futures, is provided later in this section and is provided in the statement of additional information.

  Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

  While the judicious use of derivatives by experienced investment managers such as Keystone can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to a Fund's interest.

* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

OPTIONS TRANSACTIONS
  WRITING COVERED OPTIONS. A Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. A Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

  Each Fund may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If a Fund has written options against all of its securities which are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. However, the Funds do not expect that this will occur.

  Each Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

  PURCHASING OPTIONS Each Fund may purchase put or call options, including purchasing put or call options for the purpose of offsetting previously written put or call options of the same series.

  If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying security or dispose of assets held in a segregated account until the options expire or are exercised.

  An option position may be closed out only in a secondary market for an option of the same series. Although a Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Fund's ability to use such options to achieve its investment objective.

  OPTIONS TRADING MARKETS Options in which each Fund will trade generally are listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to a Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, each Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

  The staff of the Securities and Exchange Commission is of the view that the premiums that a Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by a Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its investment restriction relating to illiquid investments.

FUTURES TRANSACTIONS
  Each Fund may enter into currency and other financial futures contracts and write options on such contracts. Each Fund intends to enter into such contracts and related options for hedging purposes. Each Fund will enter into futures on securities or currencies or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. A Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  Each Fund may sell or purchase futures contracts. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, each Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. Each Fund intends to purchase futures contracts in order to establish what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  Each Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, a Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

  Each Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

  Although futures and options transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between a Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying a Fund's futures position and the securities or currencies held by or to be purchased for a Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Funds do not intend to use futures transactions for speculation or leverage. Each Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by a Fund. The Funds will not change these policies without supplementing the information in the FUND's prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
  As discussed above, if permitted by its investment policies, each Fund may invest in securities of foreign issuers. When a Fund invests in foreign securities they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, a Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver or receive when the contract is completed) is fixed when a Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although a Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Each Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

  VARIABLE AND FLOATING RATE INSTRUMENTS Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

  If permitted by its investment policies, a Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

  INVERSE FLOATING RATE SECURITIES If permitted by its investment policies, a Fund may also invest in securities with rates that move inversely to market rates ("inverse floaters"). An inverse floater bears an interest rate that resets in the opposite direction of the change in a specified interest rate index. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters tend to exhibit greater price volatility than fixed-rate bonds of similar maturity and credit quality. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Moreover, the secondary market for inverse floaters may be limited in rising interest rate environments.

  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value.

  STRUCTURED SECURITIES Structured securities generally represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

                                                                     EXHIBIT A

                        KEYSTONE FLORIDA TAX FREE FUND

DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
  Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Fund will not be subject to any Florida state income tax on distributions received from the Florida Fund. Shares of the Florida Fund may, however, be subject to Florida intangible personal property tax imposed on certain property held on January 1 of each year. Corporate shareholders, depending on the domicile of the corporation, may be subject to Florida corporate income taxes depending on the portion of the Florida Fund's income that is allocable to Florida under applicable Florida law.

  According to a technical assistance advisement from the State of Florida, Department of Revenue, shares of the Florida Fund owned by a Florida resident will be exempt from the intangible personal property tax so long as its portfolio assets consist 100% of securities that are exempt from the intangible personal property tax, including Florida municipal bonds and/or municipal bonds issued by the U.S. Government or the governments of Puerto Rico or Guam. The technical assistance advisement will not be binding on the Department of Revenue for any shareholder of the Fund; however, such advisements are considered helpful in understanding the Department's position on any particular tax issue.

SPECIAL FACTORS AFFECTING THE FLORIDA FUND
  Under current law, the State of Florida is required to maintain a balanced budget so that current expenses are met from current revenues. Florida does not currently impose a tax on personal income. It does impose a tax on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on certain intangible property (see above) as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State.

  Florida's Constitution permits the issuance of state or municipal obligations pledging the full faith and credit of the State, with a concurring vote by the respective electors, to finance or refinance capital projects authorized by the Legislature. The State Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on state bonds pledging the full faith and credit of the State as they become due. All State tax revenues, other than trust funds dedicated by the State Constitution for other purposes, are available for such an appropriation, if required.

  On the other hand, municipalities and other political subdivisions of the State principally rely on a combination of ad valorem taxes on real property, user fees and occupational license fees to meet their day-to-day expenses including the repayment of principal of, and interest on, their obligations backed by their full faith and credit. (Revenue bonds, of course, are dependent on the revenue generated by a specific facility or enterprise.)

  Florida has experienced substantial population increases as a result of migration to Florida from other areas of the U.S. and from foreign countries. This population growth is expected to continue, and it is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State.

  Florida's ability to meet increasing expenses will be dependent in part upon the State's continued ability to foster business and economic growth. Florida has experienced significant increases in the technology-based and other light industries and in the service sector. This growth has diversified the State's overall economy, which at one time was dominated by the citrus and tourism industries. The State's economic and business growth could be restricted, however, by the natural limitations on Florida's water supplies.

                     KEYSTONE MASSACHUSETTS TAX FREE FUND

DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
  Under Massachusetts law, individual shareholders of the Massachusetts Fund who are subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on dividends paid by the Massachusetts Fund to the extent such dividends are exempt from federal income tax and are derived from interest payments on Massachusetts municipal securities. Long term capital gains distributions are taxable as long term capital gains, except that such distributions derived from the sale of certain Massachusetts obligations are exempt from Massachusetts personal income tax. These obligations, which are few in number, are those issued pursuant to legislation that specifically exempts gain on their sale from Massachusetts income taxation. Dividends and other distributions are not exempt from Massachusetts corporate excise tax.

SPECIAL FACTORS AFFECTING THE MASSACHUSETTS FUND
  Because it invests primarily in Massachusetts municipal securities, the Massachusetts Fund may be effected by any political, economic, regulatory, legal or other developments that constrain the taxing, spending, and revenue collection authority of issuers of Massachusetts municipal securities or otherwise affect the ability of such issuers to pay interest or repay principal or any premium. Several statutes limit the taxing authority of certain Massachusetts governmental entities and may impair the ability of some issuers of Massachusetts municipal securities to maintain debt service on their obligations. Any significant imbalance in revenues and expenditures is likely to affect the bond ratings and credit standing of the public authorities and municipalities within Massachusetts as well as of The Commonwealth itself.

  The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have experienced in the past, and may experience in the future, financial difficulties that may adversely affect their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the municipal securities held by the Massachusetts Fund. The information summarized below describes some of the more significant factors that could affect the Massachusetts Fund or the ability of the obligors to pay debt service on certain of the securities. The sources of such information are the official statements of issuers located in The Commonwealth of Massachusetts as well as other publicly available documents, and statements of public officials. The Massachusetts Fund is presently not aware of facts which would render such information inaccurate.

  The Massachusetts economy shifted from labor intensive manufacturing to services, especially in the medical and biotechnology areas. Although The Commonwealth experienced an economic slowdown during the recent recession, especially in high technology, real estate, banking, and defense, there are signs of improvement. While roughly 9.5% of the employment base was lost between 1989 and 1991, employment rose 0.4% between November 1992 and November 1993. Although job losses continued in high tech manufacturing and finance during 1992 and 1993, strong gains were registered in services, construction and high tech non-manufacturing. The December 1993 unemployment rate was 6.3% compared to 6.4% for the nation. In addition, per capita personal income averaged 118% of the national average in 1992.

  Although The Commonwealth experienced quite a slowdown during the recession, with spending exceeding revenues, beginning in 1991, the Commonwealth has experienced a turn-around in its finances with revenues exceeding spending. Budgeted expenditures for fiscal 1989, 1990 and 1991 were approximately $12.643 billion, $13.260 billion and $13.659 billion, respectively while budgeted revenues and other sources for those years were approximately $11.970 billion, $12.008 billion and $13.634 billion, respectively. By comparison, budgeted revenues and other sources increased by approximately 0.7% from fiscal 1991 to fiscal 1992, while tax revenues increased by 5.4% for the same period. Budgeted expenditures in fiscal 1992 were 1.7% lower than fiscal 1991 budgeted expenditures. Furthermore, total revenues and other sources for fiscal 1993 increased approximately 6.9% from fiscal 1992, while tax revenues increased by 4.7% for the same period. Budgeted expenditures and other uses in fiscal 1993 were approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 ended with positive fund balances of $562.5 million, including a combined balance of $452.1 million in the stabilization and undesignated general funds. By comparison, The Commonwealth ended the 1989 fiscal year with fund balances in deficit by $319.3 million.

  In June 1993, new comprehensive education reform legislation was enacted. It is expected that this legislation will require annual increases in expenditures for education purposes above fiscal 1993 base spending of $1.289 billion, of approximately $175 million in fiscal 1994, $141 million in fiscal 1995 and $662 million in fiscal 1996. The fiscal 1994 budget includes $175 million in appropriations to satisfy this legislation.

  The fiscal 1994 budget provided for expenditures of approximately $15.52 billion, an increase of 5.6% over fiscal 1993 levels. Budgeted revenues and other sources for fiscal 1994 were approximately $15.55 billion, which is 5.7% higher than fiscal 1993 levels. This amount included estimated tax revenues of approximately $10.61 billion, which is 6.8% higher than fiscal 1993 tax revenues. 1994 tax revenues were approximately $87 million below the Department of Revenue's estimate of $10.694 billion. Fiscal 1994 ended with a combined balance of approximately $589 million in the budgeted operating funds.

  Fiscal 1995 tax revenue collections were approximately $11.16 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.15 billion or 5.3%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.39 billion, approximately $842 million or 5.4%, above the fiscal 1994 budgeted revenues of $15.55 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.26 billion, approximately $736 million or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.52 billion. As calculated by the controller in the preliminary financial report, the amount of surplus funds (as so defined) for fiscal 1995 was approximately $90.8 million, of which $55.9 million was available to be carried forward as a beginning balance for fiscal 1996. Of the balance, approximately $27.9 million was deposited in the Stabilization Fund, and approximately $7 million was deposited in the Cost Relief Fund.

  The fiscal 1996 budget, as signed into law by the Governor on June 21, 1995, provides for expenditures of approximately $16.998 billion, a $739 million, or 4.5%, increase over fiscal 1995 spending. The largest single spending increase in the fiscal 1996 budget is approximately $232 million to continue funding the comprehensive educational reform legislation enacted in 1993. Budgeted revenues and other sources to be collected in fiscal 1996 are estimated to be approximately $16.778 billion. This amount includes estimated fiscal 1996 tax revenues of $11.653 billion, which was approximately $490 million, or 4.3%, higher than fiscal 1995 tax revenues.

  As of December 31, 1995, the Governor had signed into law fiscal 1996 supplemental appropriations totaling approximately $23.5 million, including approximately $12.6 million to fund higher education collective bargaining contracts and $5.6 million for the Department of Social Services. These appropriations were offset by approximately $10.4 million in line item reductions, including a reduction of $9.8 million for the State's debt service contract assistance to the MBTA. Based on preliminary figures, through December 1995, fiscal 1996 tax revenue collections have totaled approximately $5.378 billion, approximately $239 million, or 4.7%, greater than tax revenue collections for the same period in fiscal 1995. Tax revenue collections to date are within the benchmark range set by the Department of Revenue and are $20.7 million, or 0.4%, below the mid-point of such benchmark range.

  The Governor's plan to provide permanent passenger vehicle registration and lifetime operating licenses, if it continues in effect, is estimated to reduce state revenues by approximately $90 million annually, though the fiscal 1996 cost is expected to be minimal.

  In connection with a proposal to reorganize state government, the Governor also announced on November 1, 1995, that he would propose to reduce the personal income tax rate on earned income from 5.95% to 5.45%. The cost to the Commonwealth of the proposed tax reduction has been estimated to be approximately $500 million per year.

  On November 28, 1995, the Governor approved a modified version of the legislation he had filed in September to establish a "single sales factor" apportionment formula for the business corporation's tax. As finally enacted, the legislation applies the new formula, effective January 1, 1996, to certain federal defense contractors and phases the new formula in over five years to manufacturing firms generally. The Department of Revenue estimates that the new law will reduce revenues by $44 million in fiscal 1996 and by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, the Department estimates that the annual revenue reduction would be $100 million to $150 million.

  In November 1980, voters in The Commonwealth approved a state-wide limitation initiative petition, commonly known as Proposition 2 1/2, to constrain the levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities. Many communities have responded to the limitations of Proposition 2 1/2 through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991 when 100 of 182 communities had successful votes, adding $58.5 million to their levy limits. During fiscal years 1992 and 1993, 123 communities had successful votes totalling $47.4 million. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

  An expanded discussion is contained in the statement of additional information.

                   KEYSTONE NEW YORK INSURED TAX FREE FUND

DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
  Individual shareholders of the New York Insured Fund who are subject to New York State and New York City personal income tax will not be subject to New York State or City personal income tax on dividends paid by the New York Insured Fund to the extent that they are derived from interest on obligations of the State of New York and its political subdivisions that is exempt from federal income tax. In addition, dividends derived from interest on debt obligations issued by certain other governmental entities (for example, U.S. territories) will be similarly exempt.

  For New York State and City personal income tax purposes, long term capital gain distributions are taxable as long term capital gains regardless of the length of time shareholders have owned their shares. Short term capital gains and any other taxable distribution of income are taxable as ordinary income.

  To the extent that investors are obligated to pay state or local taxes outside of the State of New York, dividends earned by an investment in the New York Insured Fund may represent taxable income. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State franchise taxes and to the New York City General Corporation Tax, if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City.

SPECIAL FACTORS AFFECTING THE NEW YORK INSURED FUND
  As described in the prospectus, the New York Insured Fund will generally invest in New York municipal obligations. The New York Insured Fund is therefore susceptible to political, economic, or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York by its various public bodies, and by other entities located within the State, including the City of New York, in connection with the issuance of their respective securities.

  New York State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significate changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City has also had to face great competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

  During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

  The State has the second highest combined state and local tax burden in the United States. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

  In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. The 1995-96 enacted budget combines significant tax and program reductions, which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

  The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 Fiscal Year. As of May 22, 1996, the State's budget for the 1996-97 Fiscal Year was not yet enacted by the State Legislature.

  The 1996-97 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to their funds are projected to be $31.22 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year. After adjustments and transfers for comparability between the 1995-96 and 1996-97 State Financial Plans, the Executive Budget proposes an absolute year-to-year decline in General Fund spending of 5.8 percent. Spending from all funding sources (including federal aid) is proposed to increase by 0.4 percent from the prior fiscal year after adjustments and transfers for comparability.

  On May 15, 1996, it was announced that the State owed local governments approximately $430 million for services provided to handicapped children in 1994 and earlier. Funds to cover such payments were not included in the 1996-97 Financial Plan.

  The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. For example, various proposals relating to Federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections of this time.

  The fiscal health of the State is closely related to the fiscal health of its localities, particularly New York City, which has required and continues to require significant financial assistance from the State.

  New York City depends on State Aid both to enable it to balance its budget and to meet its cash requirements. New York City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAP Standards.

  During the 1990 and 1991 fiscal years, New York City experienced significant shortfalls in almost all of its major tax sources and increases in social service costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets n accordance with its financial plan.

  New York State's authorities are generally responsible for financing, constructing and operating revenue-producing public benefit facilities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which applies to the State itself and may issue bonds and notes within the amounts permitted by, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related.

  As of September 30, 1994, the date of the latest data available, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt including refunding bonds, of the these 18 public authorities was $70.3 billion.

  As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

  Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for state local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the state has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under those arrangements if local assistance payments are so diverted, the affected localities could seek additional state assistance. Some authorities also received monies from state appropriations to pay for the operating costs of certain programs.

  Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance during the State's 1995-1996 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State receipts and disbursements in the State's 1995-1996 fiscal year.

  Certain litigation pending against the State by its officers or employees could affect adversely the financial condition of the State in the 1995-1996 fiscal year or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan. The State believes that the 1995-1996 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-1996 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1995-1996 State Financial Plan reserves for the payment of judgments and, thereby, affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan.

  An expanded discussion is contained in the statement of additional information.

                     KEYSTONE PENNSYLVANIA TAX FREE FUND

DESCRIPTION OF STATE AND LOCAL TAX TREATMENT
  Individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal income tax, as either residents or non-residents of the Commonwealth of Pennsylvania, will not be subject to Pennsylvania personal income tax on distributions of interest made by the Pennsylvania Fund that are attributable to (1) obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision (collectively, "Pennsylvania Obligations"); and (2) obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the U.S., the interest from which are statutorily free from state taxation in the Commonwealth of Pennsylvania under the laws of the Commonwealth or the U.S. (collectively, "U.S. Obligations"). Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax. Distributions of gains attributable to Pennsylvania Obligations and U.S. Obligations (collectively "Exempt Obligations") will be subject to the Pennsylvania personal income tax.

  Shares of the Pennsylvania Fund that are held by individual shareholders who are Pennsylvania residents subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the Pennsylvania Fund's portfolio consists of Exempt Obligations on the annual assessment date. Nonresidents of the Commonwealth of Pennsylvania are not subject to the Pennsylvania county personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment income tax provided that the Pennsylvania Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Fund will report such percentage to its shareholders.

  Distributions of interest, but not gains, realized on Exempt Obligations are not subject to the Pennsylvania corporate net income tax. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Pennsylvania Fund are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Commonwealth's capital stock and franchise taxes.

SPECIAL FACTORS AFFECTING THE PENNSYLVANIA FUND
  Historically, Pennsylvania is among the leading states in manufacturing and mining, and its steel and coal industries have been of national importance. However, due in part to the decline in the steel and coal industries, Pennsylvania's economy has become more diversified, with major new sources of growth in the service and trade sectors. The Commonwealth's unemployment rate is below the national average, and its per capita income is slightly above the national average. The Commonwealth's General Fund, through which taxes are received and debt service is made, had unappropriated balance surpluses for the years ended June 30, 1994 and June 30, 1995.

  The Pennsylvania Fund's yield and share price stability are tied in part to conditions within the Commonwealth. Changes in economic conditions in or governmental policies of the Commonwealth could have a significant impact on the performance of Pennsylvania Obligations held by the Pennsylvania Fund. For example, the Commonwealth's continued dependence on manufacturing, mining and steel has made the Commonwealth vulnerable to cyclical industry fluctuations, foreign imports and environmental concerns. Growth in the service and trade sectors, however, has helped diversify the Commonwealth's economy and reduce its unemployment rate below the national average. Changes in local economic conditions or local governmental policies within the Commonwealth, which can vary substantially by region, could also have a significant impact on the performance of municipal obligations held by the Pennsylvania Fund. Also, the Pennsylvania Fund will invest in obligations that are secured by obligors other than the Commonwealth or its political subdivisions (such as hospitals, universities, corporate obligors and corporate credit and liquidity providers) and obligations limited to specific revenue pledges (such as sewer authority bonds). The creditworthiness of these obligors may be wholly or partly independent of the creditworthiness of the Commonwealth or its municipal authorities. The Trustees of the Pennsylvania Fund have the power, however, to eliminate unsafe investments.

  An expanded discussion is contained in the statement of additional information.

                                                                     EXHIBIT B

                            REDUCED SALES CHARGES

Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of other Keystone America Funds. Only Class A shares subject to an initial or deferred sales charge are eligible for inclusion in reduced sales charge programs.

  For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or Letters of Intent, the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501 (c)(3) or
(13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code; or other organized groups of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

CONCURRENT PURCHASES
  For purposes of qualifying for a reduced sales charge, a Purchaser may combine concurrent direct purchases of Class A shares of two or more of the "Eligible Funds," as defined below. For example, if a Purchaser concurrently invested $75,000 in one of the other "Eligible Funds" and $75,000 in the Fund, the sales charge would be that applicable to a $150,000 purchase, i.e., 3.75% of the offering price, as indicated in the Sales Charge Schedule in the prospectus.

RIGHT OF ACCUMULATION
  In calculating the sales charge applicable to current purchases of the Fund's Class A shares, a Purchaser is entitled to accumulate current purchases with the current value of previously purchased Class A shares of the Fund and Class A shares of certain other eligible funds that are still held in (or exchanged for shares of and are still held in) the same or another eligible fund ("Eligible Fund(s)"). The Eligible Funds are the Keystone America Funds and Keystone Liquid Trust.

  For example, if a Purchaser held shares valued at $99,999 and purchased an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75% of the offering price as indicated in the Sales Charge schedule. EKSC must be notified at the time of purchase that the Purchaser is entitled to a reduced sales charge, which reduction will be granted subject to confirmation of the Purchaser's holdings. The Right of Accumulation may be modified or discontinued at any time.

LETTER OF INTENT
  A Purchaser may qualify for a reduced sales charge on a purchase of Class A shares of the Fund alone or in combination with purchases of Class A shares of any of the other Eligible Funds by completing the Letter of Intent section of the application. By so doing, the Purchaser agrees to invest within a thirteen-month period a specified amount which, if invested at one time, would qualify for a reduced sales charge. Each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified on the application, as described in this prospectus. The Letter of Intent does not obligate the Purchaser to purchase, nor the Fund to sell, the amount indicated.

  After the Letter of Intent is received by EKSC, each investment made will be entitled to the sales charge applicable to the level of investment indicated on the application. The Letter of Intent may be back-dated up to ninety days so that any investments made in any of the Eligible Funds during the preceding ninety-day period, valued at the Purchaser's cost, can be applied toward fulfillment of the Letter of Intent. However, there will be no refund of sales charges already paid during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount specified in the Letter of Intent. Income and capital gains distributions taken in additional shares will not apply toward completion of the Letter of Intent.

  If total purchases made pursuant to the Letter of Intent are less than the amount specified, the Purchaser will be required to remit an amount equal to the difference between the sales charge paid and the sales charge applicable to purchases actually made. Out of the initial purchase (or subsequent purchases, if necessary) 5% of the dollar amount specified on the application will be held in escrow by EKSC in the form of shares registered in the Purchaser's name. The escrowed shares will not be available for redemption, transfer or encumbrance by the Purchaser until the Letter of Intent is completed or the higher sales charge paid. All income and capital gains distributions on escrowed shares will be paid to the Purchaser or his order.

  When the minimum investment specified in the Letter of Intent is completed (either prior to or by the end of the thirteen-month period), the Purchaser will be notified and the escrowed shares will be released. If the intended investment is not completed, the Purchaser will be asked to remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually attained. If the Purchaser does not within 20 days after written request by the Principal Underwriter or his dealer pay such difference in sales charge, EKSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by EKSC. Any redemptions made by the Purchaser during the thirteen-month period will be subtracted from the amount of the purchases for purposes of determining whether the Letter of Intent has been completed. In the event of a total redemption of the account prior to completion of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Purchaser.

  By signing the application, the Purchaser irrevocably constitutes and appoints EKSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution.

  The Purchaser or his dealer must inform the Principal Underwriter or EKSC that a Letter of Intent is in effect each time a purchase is made.

                    ---------------------------------------
                                KEYSTONE AMERICA
                                   FUND FAMILY

                                       ()

                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                            Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II
                    ---------------------------------------

---------------------------------
       Evergreen Keystone
[logo]       FUNDS        [logo]
---------------------------------

Evergreen Keystone Distributor, Inc.
230 Park Avenue
New York, New York 10169

FLTFF-P Sup. 1/97
4.5M                                                           [recycle logo]
540097



                     ---------------------------------------
                                    KEYSTONE

                                [graphic omitted]

                                     FLORIDA
                                  TAX FREE FUND

                     ---------------------------------------




                       ---------------------------------
                               Evergreen Keystone
                       [logo]        FUNDS        [logo]
                       ---------------------------------

                                 PROSPECTUS AND
                                   APPLICATION

                    ---------------------------------------
                                KEYSTONE AMERICA
                                   FUND FAMILY

                                       ()

                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                            Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II
                    ---------------------------------------

---------------------------------
       Evergreen Keystone
[logo]       FUNDS        [logo]
---------------------------------

Evergreen Keystone Distributor, Inc.
230 Park Avenue
New York, New York 10169

MATFF-P Sup. 1/97
2.5M                                                           [recycle logo]
540098



                     ---------------------------------------
                                    KEYSTONE

                                [graphic omitted]

                                  MASSACHUSETTS
                                  TAX FREE FUND

                     ---------------------------------------




                       ---------------------------------
                               Evergreen Keystone
                       [logo]        FUNDS        [logo]
                       ---------------------------------

                                 PROSPECTUS AND
                                   APPLICATION

                    ---------------------------------------
                                KEYSTONE AMERICA
                                   FUND FAMILY

                                       ()

                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                            Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II
                    ---------------------------------------

---------------------------------
       Evergreen Keystone
[logo]       FUNDS        [logo]
---------------------------------

Evergreen Keystone Distributor, Inc.
230 Park Avenue
New York, New York 10169

NYTFF.P Sup. 1/97
4M                                                           [recycle logo]
540100



                     ---------------------------------------
                                    KEYSTONE

                                [graphic omitted]

                                    NEW YORK
                                  TAX FREE FUND

                     ---------------------------------------




                       ---------------------------------
                               Evergreen Keystone
                       [logo]        FUNDS        [logo]
                       ---------------------------------

                                 PROSPECTUS AND
                                   APPLICATION

                    ---------------------------------------
                                KEYSTONE AMERICA
                                   FUND FAMILY

                                       ()

                                Balanced Fund II
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                            California Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                            Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                     Global Resources and Development Fund
                          Small Company Growth Fund II
                    ---------------------------------------

---------------------------------
       Evergreen Keystone
[logo]       FUNDS        [logo]
---------------------------------

Evergreen Keystone Distributor, Inc.
230 Park Avenue
New York, New York 10169

PATFF-P Sup. 1/97
4.8M                                                           [recycle logo]
540101



                     ---------------------------------------
                                    KEYSTONE

                                [graphic omitted]

                                  PENNSYLVANIA
                                  TAX FREE FUND

                     ---------------------------------------




                       ---------------------------------
                               Evergreen Keystone
                       [logo]        FUNDS        [logo]
                       ---------------------------------

                                 PROSPECTUS AND
                                   APPLICATION

                          KEYSTONE STATE TAX FREE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 30, 1996
                         AS SUPPLEMENTED JANUARY 1, 1997

         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone State Tax Free Fund (the "Trust") dated July 30, 1996, as supplemented. You may obtain a copy of the prospectus from the Trust's principal underwriter, Evergreen Keystone Distributor, Inc., or your broker-dealer. Evergreen Keystone Distributor, Inc. is located at 230 Park Avenue, New York, New York 10169.


-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                         Page
The Trust ..............................................................    2
Investment Policies ....................................................    2
Investment Restrictions ................................................    5
Valuation of Securities ................................................    7
Sales Charges ..........................................................    8
Distribution Plans .....................................................   10
Investment Adviser .....................................................   13
Trustees And Officers ..................................................   15
Principal Underwriter ..................................................   18
Sub-administrator ......................................................   20
Brokerage ..............................................................   20
Declaration of Trust ...................................................   22
Standardized Total Return and Yield Quotations .........................   23
Additional Information .................................................   25
Appendix A .............................................................   A-1
Appendix B .............................................................   B-1
Financial Statements ...................................................   F-1

-------------------------------------------------------------------------------
                                    THE TRUST
-------------------------------------------------------------------------------

         The Trust is a non-diversified open-end management investment company (commonly known as a mutual fund). The Trust was formed as a Massachusetts business trust on September 13, 1990. The Trust currently consists of the following four separate series, evidencing interests in different portfolios of securities: Keystone Florida Tax Free Fund, Keystone Massachusetts Tax Free Fund, Keystone New York Tax Free Fund and Keystone Pennsylvania Tax Free Fund (each, a "Fund," and collectively, the "Funds"). The Keystone Pennsylvania Tax Free Fund ("Pennsylvania Fund") and the Keystone Florida Tax Free Fund ("Florida Fund") were established on September 19, 1990. The Keystone Massachusetts Tax Free Fund ("Massachusetts Fund") and the Keystone New York Tax Free Fund ("New York Fund")were established on February 21, 1992. The Massachusetts Fund and the New York Fund were not offered to the public prior to February 4, 1994.

         Keystone Investment Management Company ("Keystone") is each Fund's investment adviser. Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD" or the "Principal Underwriter") is the Trust's principal underwriter. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") is the predecessor to the Principal Underwriter. See "Investment Adviser" and "Principal Underwriter" below.

         The essential information about the Trust and its Funds is contained in its prospectus. This statement of additional information provides additional information about the Trust and its Funds that may be of interest to some investors.

         For special factors affecting each Fund, see Appendix A to this statement of additional information.


-------------------------------------------------------------------------------
                               INVESTMENT POLICIES
-------------------------------------------------------------------------------

         Each Fund invests primarily in municipal obligations that are exempt from federal income tax and are also exempt from certain specified taxes in the state for which it is named. In addition, the Funds invest in certain other securities as described below.

MUNICIPAL OBLIGATIONS

         Municipal obligations include debt obligations issued by or on behalf of a state, a territory or a possession of the United States ("U.S."), the District of Columbia or any political subdivision, agency or instrumentality thereof (for example, counties, cities, towns, villages, districts, authorities) to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to public or private institutions for the construction of facilities, such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds have been or may be issued by or on behalf of public authorities to finance certain privately-operated facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal obligations if the interest paid thereon qualifies as fully exempt from federal income tax. The income of certain types of industrial development bonds used to finance certain privately-operated facilities (qualified private activity bonds) issued after August 7, 1986, while exempt from federal income tax, is includable for the purposes of the calculation of the alternative minimum tax. Other types of industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal obligations, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of municipal obligations are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Their payment may be dependent upon an appropriation by the issuer's legislative body and may be subject to quantitative limitations on the issuer's taxing power. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation or revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, such as the user of the facility. Industrial development bonds that are municipal obligations are, in most cases, revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit quality of industrial development revenue bonds is usually directly related to the credit standing of the owner or user of the facilities. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications, depending on numerous factors.

         The yields on municipal obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal obligations market, size of a particular offering, and the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's") and Fitch Investor Services, Inc. - Municipal Division ("Fitch"), as described herein and in the prospectus, represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal obligations with the same maturity, interest rate and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield. It should also be noted that the standards of disclosure applicable to and the amount of information relating to the financial condition of issuers of municipal obligations are not generally as extensive as those generally relating to corporations.

         Subsequent to its purchase by a Fund, a municipal obligation or other investment may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event requires a Fund to sell such obligation from its portfolio, but Keystone will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio.

         The ability of each Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal obligations to pay interest and principal when due. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that the result of litigation or other conditions may materially affect the power or ability of an issuer to pay principal of and interest on its municipal obligations when due. In addition, the market for municipal obligations is often thin and can be temporarily affected by large purchases and sales, including those by a Fund.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may well be introduced in the future. The enactment of such a proposal could materially affect the availability of municipal obligations for investment by the Funds and the value of the Funds' portfolios. In which event, the Trust would reevaluate the investment objectives and policies of its Funds and consider changes in the structure of the Funds or dissolution.

         The Tax Reform Act of 1986 made significant changes in the federal tax status of certain obligations that were previously fully federally tax-exempt. As a result, three categories of such obligations issued after August 7, 1986 now exist: (1)"public purpose" bonds, the income from which remains fully exempt from federal income tax; (2) qualified "private activity" industrial development bonds, the income from which, while exempt from federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code"), is includable in the calculation of the federal alternative minimum tax; and (3) "private activity" (private purpose) bonds, the income from which is not exempt from federal income tax. A Fund will not invest in private purpose bonds and, except as described under "Other Eligible Investments," will not invest in qualified "private activity" industrial development bonds whose distributions are subject to the alternative minimum tax.

OTHER ELIGIBLE INVESTMENTS

         A Fund may invest up to 20% of its assets under ordinary circumstances, and up to 100% of its assets for temporary defensive purposes in the following types of instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1 (the highest grade by S&P), Prime-1 (the highest grade by Moody's) or, if not rated by such services, is issued by a company that at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks, or savings and loan associations, that have at least $1 billion in assets as of the date of their most recently published financial statements that are members of the Federal Deposit Insurance Corporation, including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations (maturing in 13 months or less) that at the date of investment are rated A or better by S&P or Moody's; (4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S.; (5) qualified "private activity" industrial development bonds the income from which, while exempt from federal income tax under Section 103 of the Code, is includable in the calculation of the federal alternative minimum tax; and (6) municipal obligations, the income of which is exempt from federal income tax, personal property tax or intangibles tax in a state for which a Fund is named and where such taxes apply.

         Each Fund may assume a temporary defensive position upon Keystone's determination that market conditions so warrant. If a Fund is investing defensively, it is not pursuing its investment objectives.

         From time to time, the Massachusetts Fund may invest in zero coupon bonds. The Fund does not expect to have enough zero coupon bonds to have a material effect on dividends. The Trust has undertaken to a state securities authority to disclose that zero coupon securities pay no interest to holders prior to maturity, and that the interest on these securities is reported as income to a Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVES

         The investment objective of each Fund is fundamental and may not be changed without approval of the holders of a majority of such Fund's outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") i.e., the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).


-------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

         The investment restrictions as summarized below are fundamental for each Fund and may not be changed without the approval of a 1940 majority of such Fund's outstanding shares. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

         Each Fund may not do the following:

         (1) purchase any security of any issuer (other than issues of the U.S. government, its agencies or instrumentalities) if as a result more than 25% of its total assets would be invested in a single industry, including in industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry and a Fund may invest more than 25% of its assets in industrial development bonds;

         (2) invest more than 10% of its assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than seven days;

         (3) issue senior securities; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be the issuance of a senior security;

         (4) borrow money or enter into reverse repurchase agreements, except that a Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made;

         (5) purchase securities on margin except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

         (6) make loans, except that a Fund may purchase or hold debt securities consistent with its investment objectives, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements;

         (7) purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction;

         (8) purchase or sell commodities or commodity contracts or real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and may engage in currency or other financial futures contracts and related options transactions; and

         (9) underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

         The Funds are non-diversified under the federal securities laws. The 1940 Act does not restrict the percentage of a non-diversified fund's assets that may be invested at any time in the securities of any one issuer. The Funds intend to comply, however, with the Code's diversification requirements and other requirements applicable to "regulated investment companies" so that they will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. For this reason, each Fund has adopted the additional investment restriction set forth below, which may not be changed without the approval of shareholders. Specifically, a Fund may not purchase a security if more than 25% of the Fund's total assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities); or, with respect to 50% of the Fund's total assets, if more than 5% of such assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities).

         To the extent the Funds are not fully diversified, they may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Funds were more broadly diversified.

         As a matter of practice, each Fund treats reverse repurchase agreements as borrowings for purposes of compliance with the limitations of the 1940 Act. Reverse repurchase agreements will be taken into account along with borrowings from banks for purposes of the 5% limit set forth in the fourth fundamental investment restriction above.

         Additional restrictions adopted for each Fund, which may be changed by the Board of Trustees, provide that a Fund may not purchase or retain securities of an issuer if, to the knowledge of the Trust, officers, Trustees or Directors of the Trust or Keystone each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer, or such persons or management personnel of the Trust or Keystone have a substantial beneficial interest in the securities of such issuer. Portfolio securities of a Fund may not be purchased from or sold or loaned to Keystone or any affiliate thereof or any of their Directors, officers or employees.

         None of the Funds presently intends to invest more than 25% of its total assets in municipal obligations the payment of which depends on revenues derived from a single facility or similar types of facilities. Since certain municipal obligations may be related in such a way that an economic, business or political development or change affecting one such security could likewise affect the other securities, a change in this policy could result in increased investment risk, but no change is presently contemplated.

         For the purposes of the first and ninth fundamental investment restrictions set forth above, each Fund will treat (1) each state, territory and possession of the U.S., the District of Columbia and, if its assets and revenues are separate from those of the entity or entities creating it, each political subdivision, agency and instrumentality of any one (or more, as in the case of a multi state authority or agency) of the foregoing as an issuer of all securities that are backed primarily by its assets or revenues; (2) each company as an issuer of all securities that are backed primarily by its assets or revenues; and (3) each of the foregoing entities as an issuer of all securities that it guarantees; provided, however, that for the purpose of the first fundamental investment restriction no entity shall be deemed to be an issuer of a security that it guarantees so long as no more than 10% of a Fund's total assets (taken at current value) are invested in securities guaranteed by the entity and securities of which it is otherwise deemed to be an issuer.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.


-------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
-------------------------------------------------------------------------------

         Current values for each Fund's portfolio securities may be determined in the following manner:

         1. securities for which market quotations are readily available are valued at the mean of the bid and asked prices at the time of valuation;

         2. (a) instruments maturing in sixty days or less when purchased are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

            (b) investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market;

         3. short-term instruments maturing in more than sixty days for which market quotations are readily available are valued at current market value; and

         4. the following securities are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which market quotations are not readily available; and (b) other assets.

         The Trust believes that reliable market quotations are generally not readily available for purposes of valuing municipal obligations. As a result, depending on the particular municipal obligations owned by a Fund, it is likely that most of the valuations for such obligations will be based upon their fair value determined under procedures approved by the Board of Trustees. The Board of Trustees has authorized the use of a pricing service to determine the fair value of each Fund's municipal obligations and certain other securities.

         Taxable securities for which market quotations are readily available are valued on a consistent basis at that price quoted that, in the opinion of the Board of Trustees or the person designated by the Board of Trustees to make the determination, most nearly represents the market value of the particular security.


-------------------------------------------------------------------------------
                                  SALES CHARGES
-------------------------------------------------------------------------------

         Each Fund offers three classes of shares that differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, a Fund will impose a sales charge when you purchase Fund shares, a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. A Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, a Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor. See the prospectus for additional information on a particular class.

CLASS DISTINCTIONS
Class A Shares
         With certain exceptions, when you purchase Class A shares after January 1, 1997, you will pay a maximum sales charge of 4.75%, payable at the time of purchase. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

Class B Shares
         Each Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares purchased after January 1, 1997, each Fund charges a CDSC on shares redeemed as follows:

    Redemption Timing                                                CDSC Rate
    -----------------                                                ---------
    Month of purchase and the first twelve-month
         period following the month of purchase ..................     5.00%
    Second twelve-month
         period following the month of purchase ..................     4.00%
    Third twelve-month
         period following the month of purchase ..................     3.00%
    Fourth twelve-month
         period following the month of purchase ..................     3.00%
    Fifth twelve-month
         period following the month of purchase ..................     2.00%
    Sixth twelve-month
         period following the month of purchase ..................     1.00%
    Thereafter ...................................................     0.00%

         Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") the Trust's transfer and dividend disbursing agent.)

Class C Shares
         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. Each Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, a Fund will charge a CDSC of 1.00%, if you redeem shares purchased after January 1, 1997, during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGE

         Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. Upon request for redemption, a Fund will redeem shares not subject to the CDSC first. Thereafter, a Fund will redeem shares held the longest first.

SHARES THAT ARE NOT SUBJECT TO A SALES CHARGE OR CDSC

Exchanges
         A Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Keystone America Fund. However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, a Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

Waiver of Sales Charges
         Purchases of Class A shares made after January 1, 1997, (i) in the amount of $1 million or more; (ii) by a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan"); or (iii) by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; and (e) employees of First Union National Bank of North Carolina ("FUNB") and its affiliates, EKD and any broker-dealer with whom EKD has entered into an agreement to sell shares of a Fund, and members of the immediate families of such employees, will be at net asset value without the imposition of a front-end sales charge. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

         Shares of a Fund may also be sold, to the extent permitted by applicable law, regulations, interpretations, or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees or sales representatives of the Fund, Keystone, the Principal Underwriter, and certain of their affiliates who have been such for not less than ninety days, and to members of the immediate families of such persons; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates, for the benefit of their Directors, Trustees, officers, full-time employees, and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by a Fund.

         No initial sales charge or CDSC is imposed on purchases or redemptions of shares of a Fund by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of a Fund or any fund in the Keystone Investments Family of Funds, purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no CDSC is imposed on a redemption of shares of a Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

-------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
-------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Funds, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

         The Funds' Class A, B, and C Distribution Plans have been approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees").

         The NASD limits the amount that a Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that a Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

CLASS A DISTRIBUTION PLAN

         The Class A Distribution Plan provides that a Fund may expend daily amounts at an annual rate, which is currently limited to 0.15% of such Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of such Fund for specified periods.

         Amounts paid by a Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.15% of the average net asset value of Class A shares maintained by such others and outstanding on the books of such Fund for specified periods.

CLASS B DISTRIBUTION PLANS

         The Class B Distribution Plans provide that a Fund may expend daily amounts at an annual rate of up to 1.00% (currently limited to 0.90%) of such Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of such Fund for specified periods; and
(3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.15% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of a Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from a Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement of such Advances from such Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by such Fund would be within the permitted limits. If the Trust's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which such Fund incurs the maximum amount of costs allowed by the Class B Distribution Plans.

         In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Trust has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plans, the Funds may be subject to adverse distribution consequences.

         The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Funds will be provided by FUNB or its affiliates.

CLASS C DISTRIBUTION PLAN

         The Class C Distribution Plan provides that a Fund may expend daily amounts at an annual rate of up to 1.00% (currently limited to 0.90%) of such Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of such Fund for specified periods; and
(3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of a Fund for specified periods.

DISTRIBUTION PLANS - GENERAL

         The total amounts paid by a Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by a Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

         Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such Advances.

         Any change in a Distribution Plan that would materially increase the distribution expenses of a Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Trust's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.
         While a Distribution Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Trust have determined that the sales of the Funds' shares resulting from payments under the Distribution Plans have benefited the respective Fund.


         During the fiscal year ended March 31, 1996, the Florida, Massachusetts, New York and Pennsylvania Funds paid EKIS (1) $56,304, $2,256, $5,591 and $44,529, respectively, pursuant to each Fund's Class A Distribution Plan; (2) $456,390, $56,056, $116,859 and $282,940, respectively, pursuant to each Fund's Class B Distribution Plan for Class B shares sold prior to June 1, 1995; $34,480, $7,645, $22,305 and $36,440, respectively, pursuant to each
Fund's Class B Distribution Plan for Class B shares sold on or after June 1, 1995; and (3) $111,012, $19,215, $21,248, and $87,375, respectively, pursuant to each Fund's Class C Distribution Plan.


-------------------------------------------------------------------------------
                               INVESTMENT ADVISER
-------------------------------------------------------------------------------

         Subject to the general supervision of the Trust's Board of Trustees, Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, provides investment advice, management and administrative services to each Fund. Keystone, organized in 1932, is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         On December 11, 1996, the predecessor corporation to Keystone Investments and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union Corporation ("First Union"). The predecessor corporation to Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB, which entity then succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, each Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"). The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of each Fund on December 9, 1996, and became effective on December 11, 1996.

         Keystone Investments and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Trust's Board of Trustees, Keystone furnishes to each Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of each Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of such Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for such Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of such Fund.

         Each Fund pays Keystone a fee for its services at the annual rate of:

                                                            Aggregate Net Asset
Management                                                         Value of the
Fee                                                          Shares of the Fund
-------------------------------------------------------------------------------
0.55%    of the first                                       $  50,000,000, plus
0.50%    of the next                                        $  50,000,000, plus
0.45%    of the next                                        $ 100,000,000, plus
0.40%    of the next                                        $ 100,000,000, plus
0.35%    of the next                                        $ 100,000,000, plus
0.30%    of the next                                        $ 100,000,000, plus
0.25%    of amounts over                                    $ 500,000,000.

Keystone's fee is computed as of the close of business each business day and payable daily.

         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of a Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         During the year ended March 31, 1994, the Florida Fund and the Pennsylvania Fund paid or accrued to Keystone investment management and administrative services fees of $363,939 and $291,982, respectively. During the period ended March 31, 1994, the Massachusetts Fund and the New York Fund paid or accrued to Keystone investment management and service fees of $2,167 and $1,473, respectively.

         During the year ended March 31, 1995, the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund and the New York Fund paid or accrued to Keystone investment management and administrative services fees of $515,205, $357,852, $43,636 and $63,808, respectively.

         During the year ended March 31, 1996, the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund, and the New York Fund paid or accrued to Keystone investment management and administrative services fees of $557,537, $402,467, $62,760 and $118,589 respectively.

         Keystone has voluntarily limited the expenses of each Fund's Class A, B and C shares to 0.75%, 1.50%, and 1.50% of average daily net assets, respectively. Keystone currently intends to continue the foregoing expense limitations on a calendar month-by-month basis. Keystone will periodically evaluate the expense limitations and may modify or terminate them in the future. Keystone would not be required to make such reimbursement to any Fund to the extent it would result in the Fund's inability to qualify as a regulated investment company under the Code. In accordance with voluntary expense limitations in effect during the fiscal year ended March 31, 1996, Keystone reimbursed the Florida, Massachusetts, New York and Pennsylvania Funds $196,232, $100,729, $119,608 and $190,132 respectively.


-------------------------------------------------------------------------------
                              TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------

         Trustees and officers of the Trust, their principal occupations and some of their affiliations over the last five years are as follows:

FREDERICK AMLING:          Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Professor, Finance Department, George
                           Washington University; President, Amling & Company
                           (investment advice); and former Member, Board of Advisers, Credito Emilano (banking).

LAURENCE B. ASHKIN:        Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Trustee of all the Evergreen funds other than Evergreen Investment Trust; real estate developer and construction consultant; and President of Centrum
                           Equities and Centrum Properties, Inc.

CHARLES A. AUSTIN III:     Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Investment Counselor to Appleton Partners,
                           Inc.; and former Managing Director, Seaward
                           Management Corporation (investment advice).

FOSTER BAM:                Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Trustee of all the Evergreen funds other than Evergreen Investment Trust; Partner in the law firm of Cummings & Lockwood; Director, Symmetrix, Inc.
                           (sulphur company) and Pet Practice, Inc. (veterinary services); and former Director, Chartwell Group Ltd.
                           (Manufacturer of office furnishings and accessories), Waste Disposal Equipment Acquisition Corporation and
                           Rehabilitation Corporation of America (rehabilitation hospitals).

*GEORGE S. BISSELL:        Chairman of the Board, Chief Executive Officer and
                           Trustee of the Trust; Chairman of the Board, Chief
                           Executive Officer and Trustee or Director of all other funds in the Keystone Investments Families of Funds; Chairman of the Board and Trustee of Anatolia
                           College; Trustee of University Hospital (and Chairman of its Investment Committee); former Director and Chairman of the Board of Hartwell Keystone; and former Chairman of the Board, Director and Chief
                           Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL:         Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Principal, Padanaram Associates, Inc.; and former Executive Director, Coalition of Essential
                           Schools, Brown University.

CHARLES F. CHAPIN:         Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; and former Director, Peoples Bank (Charlotte,
                           NC).

K. DUN GIFFORD:            Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Trustee, Treasurer and Chairman of the Finance
                           Committee, Cambridge College; Chairman Emeritus and
                           Director, American Institute of Food and Wine;
                           Chairman and President, Oldways Preservation and
                           Exchange Trust (education); former Chairman of the
                           Board, Director, and Executive Vice President, The
                           London Harness Company; former Managing Partner,
                           Roscommon Capital Corp.; former Chief Executive
                           Officer, Gifford Gifts of Fine Foods; former
                           Chairman, Gifford, Drescher & Associates
                           (environmental consulting); and former Director,
                           Keystone Investments and Keystone.

JAMES S. HOWELL:           Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Chairman and Trustee of the Evergreen funds;
                           former Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance
                           Inc. (food manufacturing).

LEROY KEITH, JR.:          Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Chairman of the Board and Chief Executive
                           Officer, Carson Products Company; Director of Phoenix
                           Total Return Fund and Equifax, Inc.; Trustee of
                           Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former
                           President, Morehouse College.

F. RAY KEYSER, JR.:        Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Chairman and Of Counsel, Keyser, Crowley &
                           Meub, P.C.; Member, Governor's (VT) Council of
                           Economic Advisers; Chairman of the Board and
                           Director, Central Vermont Public Service Corporation and Lahey Hitchcock Clinic; Director, Vermont Yankee
                           Nuclear Power Corporation, Grand Trunk Corporation,
                           Grand Trunk Western Railroad, Union Mutual Fire
                           Insurance Company, New England Guaranty Insurance
                           Company, Inc., and the Investment Company Institute;
                           former Director and President, Associated Industries of Vermont; former Director of Keystone, Central
                           Vermont Railway, Inc., S.K.I. Ltd., and Arrow
                           Financial Corp.; and former Director and Chairman of the Board, Proctor Bank and Green Mountain Bank.

GERALD M. MCDONELL:        Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Trustee of the Evergreen funds; and Sales
                           Representative with Nucor-Yamoto, Inc. (Steel producer).

THOMAS L. MCVERRY:         Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Trustee of the Evergreen funds; former Vice
                           President and Director of Rexham Corporation; and former Director of Carolina Cooperative Federal
                           Credit Union.

*WILLIAM WALT PETTIT:      Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Trustee of the Evergreen funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID M. RICHARDSON:       Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Vice Chair and former Executive Vice
                           President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden
                           International Inc. (executive recruitment); and
                           Director, Commerce and Industry Association of New
                           Jersey, 411 International, Inc., and J&M Cumming
                           Paper Co.

RUSSELL A. SALTON, III MD: Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Trustee of the Evergreen funds; Medical Director, U.S. Health Care/Aetna Health Services; and former Managed Health Care Consultant; former President, Primary Physician Care.

MICHAEL S. SCOFIELD:       Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Trustee of the Evergreen funds; and Attorney, Law Offices of Michael S. Scofield.

RICHARD J. SHIMA:          Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Chairman, Environmental Warranty, Inc.
                           (Insurance agency); Executive Consultant, Drake Beam
                           Morin, Inc. (executive outplacement); Director of
                           Connecticut Natural Gas Corporation, Hartford
                           Hospital, Old State House Association, Middlesex
                           Mutual Assurance Company, and Enhance Financial
                           Services, Inc.; Chairman, Board of Trustees, Hartford
                           Graduate Center; Trustee, Greater Hartford YMCA;
                           former Director, Vice Chairman and Chief Investment
                           Officer, The Travelers Corporation; former Trustee,
                           Kingswood-Oxford School; and former Managing Director and Consultant, Russell Miller, Inc.

*ANDREW J. SIMONS:         Trustee of the Trust; Trustee or Director of all
                           other funds in the Keystone Investments Families of Funds; Partner, Farrell, Fritz, Caemmerer, Cleary,
                           Barnosky & Armentano, P.C.; Adjunct Professor of Law and former Associate Dean, St. John's University
                           School of Law; Adjunct Professor of Law, Touro
                           College School of Law; and former President, Nassau
                           County Bar Association.

JOHN J. PILEGGI:           President and Treasurer of the Trust; President and
                           Treasurer of all other funds in the Keystone
                           Investments Families of Funds; President and
                           Treasurer of the Evergreen funds; Senior Managing
                           Director, Furman Selz LLC since 1992; Managing
                           Director from 1984 to 1992; 230 Park Avenue, Suite
                           910, New York, NY.

GEORGE O. MARTINEZ:        Secretary of the Trust; Secretary of all other funds
                           in the Keystone Investments Families of Funds; Senior
                           Vice President and Director of Administration and
                           Regulatory Services, BISYS Fund Services; 3435
                           Stelzer Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Trust within the meaning of the 1940 Act.

         Mr. Bissell is deemed an "interested person" of the Trust by virtue of his ownership of stock of First Union Corporation ("First Union"), of which Keystone is an indirect wholly-owned subsidiary. See "Investment Adviser." Mr. Pettit and Mr. Simons may each be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by their respective law firms, Holcomb and Pettit, P.A. and Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C. As of the date hereof, Mr. Pettit and Mr. Simons are each applying for an exemption from the SEC which would allow them to retain their status as an Independent Trustee.

         After the transfer of EKD and its related mutual fund distribution and administration business to BISYS, it is expected that all of the officers of the Trust will be officers and/or employees of BISYS. See "Sub-administrator."

         During the fiscal year ended March 31, 1996, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Trust. During this same period, the unaffiliated Trustees received no retainers and fees. Annual retainers and meeting fees paid by all funds in the Keystone Investments Family of Funds (which includes more than 30 mutual funds) for the year ended December 31, 1995, totaled $450,716. As of April 30, 1996, the Trust's Trustees and officers did not own any shares of the Florida Fund, the Pennsylvania Fund and the New York Fund. As of April 30, 1996, the Trust's Trustees and officers beneficially owned in the aggregate less than 1.0% of the Class A shares and none of the Class B or C shares then outstanding shares of the Massachusetts Fund.

         Except as set forth above, the address of all the Trust's Trustees and officers and the address of the Trust is 200 Berkeley Street, Boston, Massachusetts 02116-5034.


-------------------------------------------------------------------------------
                              PRINCIPAL UNDERWRITER
-------------------------------------------------------------------------------

         The Trust has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as the Trust's principal underwriter. EKIS may no longer act as principal underwriter of the Trust due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Trust as discussed above, EKIS may continue to receive compensation from the Trust or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of a Fund, subject to certain restrictions.

         The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that the Principal Underwriter will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. The Principal Underwriter or EKIS, its predecessor, may receive payments from the Trust pursuant to the Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Trust and the Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Trust is not liable to anyone for failure to accept any order.

         Each Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

         The Principal Underwriter has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Principal Underwriter has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of shares, the Principal Underwriter may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.


-------------------------------------------------------------------------------
                                SUB-ADMINISTRATOR
-------------------------------------------------------------------------------

         Furman Selz provides officers and certain administrative services to each Fund pursuant to a sub-administration agreement. For its services under that agreement Furman Selz will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of each Fund. Furman Selz is located at 230 Park Avenue, New York, New York 10169.

         It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for each Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.


-------------------------------------------------------------------------------
                                    BROKERAGE
-------------------------------------------------------------------------------

SELECTION OF BROKERS

         In effecting transactions in portfolio securities for a Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided a Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:

         1. overall direct net economic result to such Fund;

         2. the efficiency with which the transaction is effected;

         3. the broker's ability to effect the transaction where a large block is involved;

         4. the broker's readiness to execute potentially difficult transactions in the future;

         5. the financial strength and stability of the broker; and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information.

         The Funds' management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should a Fund or Keystone receive research and other statistical and factual information from a broker, such Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such information are indeterminable and cannot be practically allocated between a Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, a Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Funds.

         Neither any Fund nor Keystone intends on placing securities transactions with any particular broker. The Trust's Board of Trustees has determined, however, that a Fund may consider sales of such Fund's shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

BROKERAGE COMMISSIONS

         The Trust expects that purchases and sales of municipal obligations and temporary instruments usually will be principal transactions. Municipal obligations and temporary instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by a Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, each Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         In order to take advantage of the availability of lower purchase prices, a Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for each Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of a Fund's securities, the Trust believes that in other cases its ability to participate in volume transactions will produce better executions.

         A Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees will, from time to time, review the Trust's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

         For the fiscal years ended March 31, 1994, March 31, 1995 and March 31, 1996, the Funds did not pay any brokerage commissions.


-------------------------------------------------------------------------------
                              DECLARATION OF TRUST
-------------------------------------------------------------------------------

MASSACHUSETTS BUSINESS TRUST

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated September 13, 1990 (the "Declaration of Trust"). The Trust is similar in most respects to a business corporation. The principal distinction between the Trust and a corporation relates to the shareholder liability described below. A copy of the Declaration of Trust was filed as an exhibit to the Trust's Registration Statement. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of classes of shares. Each share of a Fund represents an equal proportionate interest in such Fund with each other share of the Fund. Upon liquidation, Fund shares are entitled to a pro rata share of the Fund based on the relative net assets of each class.

SHAREHOLDER LIABILITY

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Trust; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees; and (3) provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Trust does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matter, shares of a Fund are entitled to one vote per share. Shares generally vote together as one class on all matters, except that each Fund has exclusive voting rights with respect to matters which affect only that Fund. Classes of shares of a Fund have equal voting rights except that each class of shares has exclusive voting rights with respect to its respective Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After the initial meeting to elect Trustees no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from or cease to hold office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Funds and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Trust or promoting the interests of the Trust and its Funds and the shareholders.


-------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
-------------------------------------------------------------------------------

         Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

TOTAL RETURN

CLASS A SHARES

         For the fiscal year ended March 31, 1996, the average annual total returns (including front-end sales charge) for Class A of the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund and the New York Fund were 3.03%, 2.55%, 1.57% and 2.61% respectively.

         The average annual total returns (including front-end sales charge) for Class A of the Florida Fund and the Pennsylvania Fund for the five year period ended March 31, 1996 were 6.54% and 6.98%, respectively.

         For the period February 4, 1994 (commencement of operations) to March 31, 1996, the average annual total returns (including front-end sales charge) for Class A of the Massachusetts and New York Fund were (0.04%) and 1.55%, respectively.

         For the period December 28, 1990 (commencement of operations) to March 31, 1996, the average annual total return (including front-end sales charge) for Class A of the Florida Fund was 6.91%.

         For the period December 27, 1990 (commencement of operations) to March 31, 1996, the average annual total return (including front-end sales charge) for Class A of the Pennsylvania Fund was 7.49%.

CLASS B SHARES

         For the fiscal year ended March 31, 1996, the average annual total returns (including contingent deferred sales charge) for Class B of the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund and the New York Fund were 3.48%, 2.84%, 1.77%, and 3.02%, respectively.

         For the period February 1, 1993 (commencement of operations) to March 31, 1996, the average annual total returns (including contingent deferred sales charge) for Class B of the Florida Fund and the Pennsylvania Fund were 3.98% and 4.05%, respectively.

         For the period February 4, 1994 (commencement of operations) to March 31, 1996, the average annual total returns (including contingent deferred sales charge) for Class B of the Massachusetts Fund and New York Fund were 0.32% and 1.90%, respectively.

CLASS C SHARES

         For the fiscal year ended March 31, 1995, the total returns (including contingent deferred sales charge) for Class C of the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund, and the New York Fund were 7.47%, 6.92%, 5.89% and 7.02% respectively.

         For the period February 1, 1993 (commencement of operations) to March 31, 1996, the average annual total returns (including contingent deferred sales charge) for Class C of the Florida Fund and the Pennsylvania Fund were 4.81% and 4.92%, respectively.

         For the period February 4, 1994 (commencement of operations) to March 31, 1996, the average annual total returns (including contingent deferred sales charge) for Class C of the Massachusetts Fund and New York Fund were 1.54% and 3.09%, respectively.

CURRENT YIELD AND TAX EQUIVALENT YIELD

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of a Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period.
Such yield will include income from sources other than municipal obligations, if any.

         For the 30-day period ended March 31, 1996, the current yields of Class A of the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund and the New York Fund were 4.90%, 5.14%, 5.15% and 4.69%, respectively.

         For the 30-day period ended March 31, 1996, the current yields of Class B of the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund and the New York Fund were 4.39%, 4.64%, 4.65% and 4.18%, respectively.

         For the 30-day period ended March 31, 1996, the current yields of Class C of the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund and the New York Fund were 4.38%, 4.65%, 4.65% and 4.17%, respectively.

         Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax-exempt yield.

         The tax equivalent yields for an investor in the 31% federal tax bracket for the 30-day period ended March 31, 1996 for Class A of the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund and the New York Fund were 7.10%, 7.45%, 7.46%, and 6.80%, respectively.

         The tax equivalent yields for an investor in the 31% federal tax bracket for the 30-day period ended March 31, 1996 for Class B of the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund and the New York Fund were 6.36%, 6.72%, 6.74% and 6.06%, respectively.

         The tax equivalent yield for an investor in the 31% federal tax bracket for the 30-day period ended March 31, 1996 for Class C of the Florida Fund, the Pennsylvania Fund, the Massachusetts Fund and the New York Fund was 6.35%, 6.74%, 6.74% and 6.04%, respectively.

         Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.


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                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorized payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

GENERAL

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian (the "Custodian") of all securities and cash of the Trust. The Custodian performs no investment management functions for the Trust, but, in addition to its custodial services, is responsible for accounting and related record keeping on behalf of the Trust.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the independent auditors for the Trust.

         EKSC, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly-owned subsidiary of Keystone and acts as transfer agent and dividend disbursing agent for the Trust.

         Except as otherwise stated in its prospectus or required by law, the Trust reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Trust's prospectus, statement of additional information or in supplemental sales literature issued by the Trust or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Trust's prospectus and statement of additional information omit certain information contained in the registration statement filed with the Commission, a copy of which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.

         As of April 30, 1996, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr E 3rd FL, Jacksonville, FL 32246-6484, owned 10.999% of the outstanding Class A shares of the Florida Fund.

         As of April 30, 1996, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr E 3rd Floor, Jacksonville, FL 32246-6484, owned 18.910% of the outstanding Class B shares of the Florida Fund.

         As of April 30, 1996, Merrill Lynch Pierce, Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr E 3rd Flr, Jacksonville, FL, 32246-6484, owned 31.052% of the outstanding Class C shares of the Florida Fund.

         As of April 30, 1996, PaineWebber FBO, Betty J. Puskar, Trustee and Betty J. Puskar, Revocable Trust, 708 Ocean Drive, Juno Beach, FL 33408, owned 5.709% of the outstanding Class C shares of the Florida Fund.

         As of April 30, 1996, Merrill Lynch Pierce, Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr E 3rd Flr, Jacksonville, FL 32246-6484, owned 7.081% of the outstanding Class A shares, and 9.213% of the outstanding Class B shares of the Pennsylvania Fund.

         As of April 30, 1996, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr. E. 3rd Floor Jacksonville, FL 32246-6484, owned 28.072% of the outstanding Class C shares of the Pennsylvania Fund.

         As of April 30, 1996, PaineWebber FBO, Robert Cougle, Debra K. Cougle JT WROS, 10506 Old 22, Kutztown, PA 19530, owned 7.095% of the outstanding Class C shares of the Pennsylvania Fund.

         As of April 30, 1996, Richard Nakashian, P.O. Box 3150, Pocasset, Massachusetts 02559-3150, owned 11.918% of the outstanding Class A shares of the Massachusetts Fund.

         As of April 30, 1996, Ida R. Rodriguez Trust #21528, Keystone Trust Company TTEE, 58 Helen Rd, Needham, MA 02192-3934 owned 6.876% of the outstanding Class A shares of the Massachusetts Fund.

         As of April 30, 1996, Dolores S. Faber, 20 Buttonwood Street, New Bedford, Massachusetts 02740-1550 owned 5.883% of the outstanding Class A shares of the Massachusetts Fund.

         As of April 30, 1996, Shirley W Tower TTEE, Shirley W Tower Trust, U/A DTD 9/18/92, 119 Brookhaven Drive, E Longmeadow, Massachusetts 01028-1474, owned
5.620 of the outstanding Class A shares of the Massachusetts Fund.

         As of April 30, 1996, Anthony H. Cincotta, 13 Shipway Place, Charlestown, Massachusetts 02129-4301, owned 8.539 of the outstanding Class C shares of the Massachusetts Fund.

         As of April 30, 1996, Salvatore M. Moscariello & Irene A. Moscariello JT TEN, 24 Van Norden Road, Reading, MA 01867-1244, owned 5.843% of the outstanding Class C shares of the Massachusetts Fund.

         As of April 30, 1996, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry, 4800 Deer Lake Dr E 3rd Fl, Jacksonville, FL 32246-6484, owned 6.353% of the outstanding Class A shares of the New York Fund.

         As of April 30, 1996, Prudential Securities FBO, Sandra N. Franck, 345 West 70th Street, Apt. 6F, New York, NY 10023, owned 5.606% of the outstanding Class A shares of the Massachusetts Fund.

         As of April 30, 1996, Merrill Lynch Pierce Fenner & Smith, Attn: Book Entry 4800 Deer Lake Dr E 3rd Fl, Jacksonville, FL 32246-6484, owned 13.750% of the outstanding Class B shares of the New York Fund.

         As of April 30, 1996, Fred Zucker, 20 Old Brook Road, Dix Hills, New York 11746-4430 owned 15.967% of the outstanding Class C shares of the New York Fund

         As of April 30, 1996, Bear Stearns Securities Corp FBO 626-60277-10, 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned 11.837% of the outstanding Class C shares of the New York Fund.

         As of April 30, 1996, Carol T. Whitman, PO Box 43 Whippleville, NY 12995, owned 6.959% of the outstanding Class C shares of the New York Fund.

         As of April 30, 1996, NFSC FEBO #CM5-020052, Otto and Gertrand Steckel Huber, 605 Harrison, Harrison, NY 10528-1406, owed 8.876% of the outstanding Class C shares of the New York Fund.

         As of April 30, 1996, Prudential Securities FBO Laurie D Was TTEE, Laurie D Was Irr Trust of 1995 U/A DTD 05/02/95, New York, New York 10012-3288 owned 6.266% of the outstanding Class C shares of the New York Fund.

         As of April 30, 1996, Carol l. Moore, Rt. 2 Box 1055, Chateaugay, New York 12920-9522, owned 5.446% of the outstanding Class C shares of the New York Fund.

         The Trust is one of 16 different investment companies in the Keystone America Family, which offers a range of choices to serve shareholder needs. In addition to the Trust, the Keystone America Family includes the following funds with the various investment objectives described below:

KEYSTONE BALANCED FUND II - Seeks current income and capital appreciation consistent with the preservation of capital.

KEYSTONE CAPITAL PRESERVATION AND INCOME FUND - Seeks high current income, consistent with low volatility of principal, by investing in adjustable rate securities issued by the U.S. government, its agencies or instrumentalities.

KEYSTONE FUND OF THE AMERICAS - Seeks long-term growth of capital through investments in equity and debt securities in North America (the U.S. and Canada) and Latin America (Mexico and countries in South and Central America).

KEYSTONE FUND FOR TOTAL RETURN - Seeks total return from a combination of capital growth and income from dividend paying quality common stocks, preferred stocks, convertible bonds, other fixed-income securities and foreign securities (up to 25%).

KEYSTONE GLOBAL OPPORTUNITIES FUND - Seeks long-term capital growth from foreign and domestic securities.

KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND - Seeks long-term capital growth by investing primarily in equity securities.

KEYSTONE GOVERNMENT SECURITIES FUND - Seeks income and capital preservation from U.S. government securities.

KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC. - Seeks capital appreciation by investment primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.

KEYSTONE INTERMEDIATE TERM BOND FUND - Seeks income, capital preservation and price appreciation potential from investment grade corporate bonds.

KEYSTONE OMEGA FUND, INC. - Seeks maximum capital growth from common stocks and securities convertible into common stocks.

KEYSTONE SMALL COMPANY GROWTH FUND II - Seeks long-term capital growth through investments primarily in equity securities of companies with small market capitalizations.

KEYSTONE STATE TAX FREE FUND - SERIES II - A mutual fund consisting of two separate series of shares investing in different portfolio securities which seeks the highest possible current income, exempt from federal income taxes and applicable state taxes.

KEYSTONE STRATEGIC INCOME FUND - Seeks high yield and capital appreciation potential from corporate bonds, discount bonds, convertible bonds, preferred stock and foreign bonds (up to 25%).

KEYSTONE TAX FREE INCOME FUND - Seeks income exempt from federal income taxes and capital preservation from the four highest grades of municipal bonds.

KEYSTONE WORLD BOND FUND - Seeks total return from interest income, capital gains and losses and currency exchange gains and losses from investment in debt securities denominated in U.S. and foreign currencies.

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                                   APPENDIX A
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                         KEYSTONE FLORIDA TAX FREE FUND

REVENUES

         The State accounts for its receipts using fund accounting. It has established the General Revenue Fund, the Working Capital Fund and various other trust funds, which are maintained for the receipt of monies which under law or trust agreements must be maintained separately.

         The General Revenue Fund consists of all monies received by the State from every source whatsoever which are not allocable to the other funds. Major sources of tax revenues for the General Revenue Fund are the sales and use tax, the corporate income tax, and the intangible personal property tax, which are projected for fiscal year 1996-97 to amount to 72%, 8% and 4%, respectively, of the total receipts of that fund.

         The Florida Constitution and its statutes mandate that the State budget as a whole and each separate fund within the State budget be kept in balance from currently available revenues for each fiscal year.

SALES AND USE TAX

         The greatest single source of tax receipts in Florida is the sales and use tax, which is projected to amount to $10.9 billion for fiscal year 1996-97. The sales tax is 6% of the sales price of tangible personal property sold at retail in the state. The use tax is 6% of the cash price or fair market value of tangible personal property when it is not sold but is used, or stored for use, in the State. In other words, the use tax applies to the use of tangible personal property in Florida, which was purchased in another state but would have been subject to the sales tax if purchased in Florida. Approximately 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 1% sales surtax within their county. Proceeds from this local option sales surtax can be earmarked for funding countywide bus and rapid transit systems, local infrastructure construction and maintenance, medical care for indigents and capital projects for county school districts as set forth in
Section 212.055(2), of the Florida Statutes.

         The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. The sales tax also includes a levy on the following: (I) rentals on tangible personal property and accommodations in hotels, motels, some apartments, offices, real estate, parking and storage places in parking lots, garages and marinas for motor vehicles or boats; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities, except those used in homes; and (iv) restaurant meals and expendables used in radio and television broadcasting. Exemptions include: groceries; medicines; hospital rooms and meals; seeds, feeds, fertilizers and farm crop protection materials; purchases by religious, charitable and educational nonprofit institutions; professional services, insurance and certain personal service transactions; newspapers; apartments used as permanent dwellings; and kindergarten through community college athletic contests or amateur plays.

OTHER STATE TAXES

         Other taxes which Florida levies include the motor fuel tax, corporate income tax, intangible property tax, documentary stamp tax, gross receipts utilities tax and severance tax on the production of oil and gas and the mining of solid minerals, such as phosphate and sulfur.

LOCAL GOVERNMENT DEBT

         Numerous government units, counties, cities, school districts and special taxing districts, issue general obligation bonds backed by their taxing power. State and local government units may issue revenue obligations, which are supported by the revenues generated from the particular projects or enterprises. Examples include obligations issued to finance the construction of water and sewer systems, health care facilities and educational facilities. In some cases, sewer or water revenue obligations may be additionally secured by the full faith and credit of the State.

OTHER FACTORS

         The performance of the obligations issued by Florida, its municipalities, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within Florida. Adverse changes to state-wide, regional or local economies may adversely affect the creditworthiness of Florida, its municipalities, etc. Also, some revenue obligations may be issued to finance construction of capital projects which are leased to nongovernmental entities. Adverse economic conditions might affect those lessees' ability to meet their obligations to the respective governmental authority which in turn might jeopardize the repayment of the principal of, or the interest on, the revenue obligations.

                      KEYSTONE MASSACHUSETTS TAX FREE FUND

         The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have experienced in the past, and may experience in the future, financial difficulties that may adversely affect their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the municipal securities held by the Massachusetts Fund. The information summarized below describes some of the more significant factors that could effect the Massachusetts Fund or the ability of the obligors to pay debt service on certain of the securities. The sources of such information are the official statements of issuers located in the Commonwealth of Massachusetts as well as other publicly available documents, and statements of public officials. The Massachusetts Fund has not apparently indemnified any of the information contained in such statements and documents but the Massachusetts Fund is not aware of facts which would render such information inaccurate.

GENERAL

         The Commonwealth's constitution requires, in effect, that its budget, though not necessarily its operating expenditures and revenue, be balanced each year. In addition, the Commonwealth has certain budgetary procedures and fiscal controls in place that are designed to ensure that sufficient cash is available to meet the Commonwealth's obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that funds are expended consistent with statutory and public purposes. The condition of the General Fund is generally regarded as the principal indicator of whether the Commonwealth's operating revenues and expenses are in balance. The other principal operating funds (the Local Aid Fund and the Highway Fund) are customarily funded to at least a zero balance.

         Although the Commonwealth experienced quite a slowdown during the recession with spending exceeding revenues, beginning in 1991 the Commonwealth experienced a turn-around in its finances with revenues exceeding spending. Budgeted expenditures for fiscal 1989, 1990 and 1991 were approximately $12.64 billion, $13.26 billion and $13.66 billion, respectively while budgeted revenues and other sources for those years were approximately $11.97, $12.01 billion and $13.63 billion, respectively. By comparison, budgeted revenues and other sources increased by approximately 0.7% from fiscal 1991 to fiscal 1992, while tax revenues increased by 5.4% for the same period. Budgeted expenditures in fiscal 1992 were 1.7% lower than fiscal 1991 budgeted expenditures. Furthermore, total revenues and other sources for fiscal 1993 increased approximately 6.9% from fiscal 1992, while tax revenues increased by 4.7% for the same period. Budgeted expenditures and other uses in fiscal 1993 were approximately 9.6% higher than fiscal 1992 expenditures and other uses. As of 1993 fiscal year end, the Commonwealth showed a year- end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million. By comparison, the Commonwealth ended the 1989 fiscal year with fund balances in deficit by $319.3 million.

         In June 1993, new comprehensive education reform legislation was enacted. It is expected that this legislation will require annual increases in expenditures for education purposes above fiscal 1993 base spending of $1.289 billion of approximately $175 million in fiscal 1994, $141 million in fiscal 1995 and $662 million in fiscal 1996. The fiscal 1994 budget includes $175 million in appropriations to satisfy this legislation. Municipalities and agencies of the Commonwealth are experiencing the same economic effects. Moreover, they are affected by the financial condition of the Commonwealth, because they receive substantial funding from the Commonwealth.

         The fiscal 1994 budget provided for expenditures of approximately $15.52 billion, an increase of 5.6% over fiscal 1993 levels. Budgeted revenues and other sources for fiscal 1994 were approximately $15.55 billion, which is 5.7% higher than fiscal 1993 levels. This amount included estimated tax revenues of approximately $10.61 billion, which is 6.8% higher than fiscal 1993 tax revenues. 1994 tax revenues were approximately $87 million below the Department of Revenue's estimate of $10.694 billion. Fiscal 1994 ended with a combined balance of approximately $589 million in the budgeted operating funds.

         Fiscal 1995 tax revenue collections were approximately $11.16 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $10.15 billion and $544 million, or 5.3%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.39 billion, approximately $842 million or 5.4%, above the fiscal 1994 budgeted revenues of $15.55 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.26 billion, approximately $736 million or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.52 billion. As calculated by the controller in the preliminary financial report, the amount of surplus funds (as so defined) for fiscal 1995 was approximately $90.8 million, of which $55.9 million was available to be carried forward as a beginning balance for fiscal 1996. Of the balance approximately $27.9 million was deposited in the Stabilization Fund, and approximately $7 million was deposited in the Cost Relief Fund.

         The fiscal 1996 budget, as signed into law by the Governor on June 21, 1995, provides for expenditures of approximately $16.998 billion, a $739 million, or 4.5%, increase over fiscal 1995 spending. The largest single spending increase in the fiscal 1996 budget is approximately $232 million to continue funding the comprehensive educational reform legislation enacted in 1993. Budgeted revenues and other sources to be collected in fiscal 1996 are estimated to be approximately $16.778 billion. This amount includes estimated fiscal 1996 tax revenues of $11.653 billion, which was approximately $490 million, or 4.3%, higher than fiscal 1995 tax revenues.

         As of December 31, 1995, the Governor had signed into law fiscal 1996 supplemental appropriations totaling approximately $23.5 million, including approximately $12.6 million to fund higher education collective bargaining contracts and $5.6 million for the Department of Social Services. These appropriations were offset by approximately $10.4 million in line item reductions, including a reduction of $9.8 million for the State's debt service contract assistance to the MBTA. Based on preliminary figures, through December 1995, fiscal 1996 tax revenue collections have totaled approximately $5.378 billion, approximately $239 million, or 4.7%, greater than tax revenue collections for the same period in fiscal 1995. Tax revenue collections to date are within the benchmark range set by the Department of Revenue and are $20.7 million, or 0.4%, below the mid-point of such benchmark range.

         The Governor's plan to provide permanent passenger vehicle registration and lifetime operating licenses, if it continues in effect, is estimated to reduce state revenues by approximately $90 million annually, though the fiscal 1996 cost is expected to be minimal.

         In connection with a proposal to reorganize state government, the Governor also announced on November 1, 1995, that he would propose to reduce the personal income tax rate on earned income from 5.95% to 5.45%. The cost to the Commonwealth of the proposed tax reduction has been estimated to be approximately $500 million per year.

         On November 28, 1995 the Governor approved a modified version of the legislation he had filed in September to establish a "single sales factor" apportionment formula for the business corporation's tax. As finally enacted, the legislation applies the new formula, effective January 1, 1996, to certain federal defense contractors and phases the new formula in over five years to manufacturing firms generally. The Department of Revenue estimates that the new law will reduce revenues by $44 million in fiscal 1996 and by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, the Department estimates that the annual revenue reduction would be $100 million to $150 million.

LIMITATIONS ON TAX REVENUES

         In Massachusetts, efforts to limit and reduce levels of taxation have been underway for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

         Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year.

         Unlike Chapter 29B, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues, as defined herein, the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pensions systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

         The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also establishes an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to 1/3 of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenues to fund the increase in local aid and excludes from its definition of state tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

         Tax revenues in fiscal 1989 through fiscal 1995 were lower than the limit set by either Chapter 62F or Chapter 29B. The Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 1996 will not reach the limit imposed by either of these statutes.

PROPOSITION 2 1/2

         In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for capital projects to be excluded from the limits by a majority vote at a general or special election.

         Many communities have responded to the limitations imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991, when 182 communities attempted votes on one of the three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) and 100 passed at least one question, adding $58.5 million to their levy limits. In fiscal 1992, 67 of 143 communities had successful votes totaling $31.0 million.

         In fiscal 1993, 59 communities added $16.3 million through override votes and in fiscal 1994, only 48 communities had successful override referenda which added $8.4 million to their levy limits. In fiscal 1995, 32 communities added $8.8 million. Although Proposition 2 1/2 will continue to constrain local property or tax revenues, significant capacity exists for overrides in nearly all cities and towns.

         In addition to overrides, Proposition 2 1/2 allows a community, through voter approval, to assess taxes in excess of its levy limit for the payment of certain capital projects (capital outlay expenditure exclusions) and for the payment of specified debt service costs (debt exclusions). Capital exclusions were passed by 24 communities in fiscal 1995 and total $3.7 million. In fiscal 1995, the impact of successful debt exclusion votes going back as far as fiscal 1983, was to raise the levy limits of 217 communities by $119 million.

LOCAL AID

         During the 1980's, the Commonwealth increased payments to its cities, towns, and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 1996, approximately 19.1% of the Commonwealth's budget is estimated to be allocated to direct local aid. Local Aid payments to cities, towns, and regional school districts take the form of both direct and indirect assistance.

         Direct local aid decreased from $2.608 billion in fiscal 1991 to $2.359 billion in fiscal 1992, increased to $2.547 billion in fiscal 1993 and increased to 2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct local aid were $2.976 billion, which is an increase of approximately 9.1% above the fiscal 1994 level. It is estimated that fiscal 1996 expenditures for direct local aid will be $3.242 billion, which is an increase of approximately 8.9% above the fiscal 1995 level.

         A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns, by requiring, subject to appropriation, that no less than 40% of collections from personal income taxes, sales and use taxes, corporate excise taxes, and lottery fund proceeds be distributed to cities and towns. Under the law, the Local Aid distribution to each city or town would equal no less than 100% of the total Local Aid received for fiscal 1989. Distributions in excess of fiscal 1989 levels would be based on new formulas. By its terms, the new formula would have called for a substantial increase in direct Local Aid in fiscal 1992, and would call for such an increase in fiscal 1993 and subsequent years. However, Local Aid payments expressly remain subject to annual appropriation, and fiscal 1992 and fiscal 1993 appropriations for Local Aid did not meet, and fiscal 1994 appropriations for Local Aid do not meet, the levels set forth in the initiative law.

COMMONWEALTH EXPENDITURES

         From fiscal 1989 to fiscal 1991, total program expenditures of the Commonwealth (which excludes interfund transfers) in its budgeted operating funds increased at an average annual rate of approximately 4.0%. Fiscal 1992 program expenditures were $13.420 billion, or 1.7% lower than 1991 fiscal program expenditures.

         For fiscal 1993, program expenditures were $14.696 billion, representing a 9.6% increase from fiscal 1992. Fiscal 1994 budgeted expenditures were $15.523 billion, an increase of 5.6% from fiscal 1993. Fiscal 1995 budgeted expenditures were $16.259 billion, an increase of 4.7% from fiscal 1994. It is estimated that fiscal 1996 budgeted expenditures will be $16.998 billion, an increase of 4.5% over fiscal 1995 levels.

         Commonwealth expenditures since fiscal 1989 largely reflect significant growth in several programs and services provided by the Commonwealth, principally Local Aid, Medicaid and group health insurance, public assistance programs, debt service, pensions, higher education and assistance to the Massachusetts Bay Transportation Authority and regional transit authorities.

         The Commonwealth is responsible for the payment of pension benefits for state employees and for school teachers throughout the state. The Commonwealth is also responsible for cost of living increases payable to local government retirees. State pension expenditures have risen dramatically as the Commonwealth has appropriated moneys to partially address the unfunded liabilities that had accumulated over several decades of "pay-as-you-go" administration of the pension systems for which it is responsible. For several years during the 1980s, the Commonwealth made substantial direct appropriations to pension reserves, in addition to paying current benefits. In 1988, the Commonwealth adopted a funding schedule under which it is required to fund future pension liabilities currently and to amortize the accumulated unfunded liabilities over 40 years. Total pension expenditures increased at an average annual rate of 7.1% from $659.7 million in fiscal 1989 to $868.2 million in fiscal 1993. Total pension expenditures for fiscal 1994 and fiscal 1995 were $908.9 million and $969.2 million, respectively, and are estimated at $1.032 billion for fiscal 1996.

LITIGATION

         There are pending in state and federal courts within the Commonwealth various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

OTHER FACTORS

         Many factors affect the financial condition of the Commonwealth, including many social, environmental, and economic conditions, which are beyond the control of the Commonwealth. As with most urban states, the continuation of many of the Commonwealth's programs, particularly its human service programs, is, in significant part, dependent upon continuing federal reimbursements, which have been declining.

                         KEYSTONE NEW YORK TAX FREE FUND

         As described in the prospectus, the New York Fund will generally invest in New York municipal obligations. The New York Fund is therefore susceptible to political, economical, or regulatory factors affecting New York State and governmental bodies within New York State. Some of the more significant events and conditions relating to the financial situation in New York are summarized below. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, is derived from sources that are generally available to investors and is believed to be accurate. It is based on information drawn from official statements and prospectuses issued by, and other information reported by, the State of New York by its various public bodies, and by other entities located within the State, including the City of New York, in connection with the issuance of their respective securities.

THE STATE

         New York State (for purposes of this section of the Appendix, "the State") historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significate changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (for purposes of this section of the Appendix, "the City") has also had to face great competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

         Between 1975 and 1990 total employment grew by 21.3 percent while the labor force grew only by 15.7 percent, unemployment fell from 9.5 percent to 5.2 percent of the labor force. In 1991 and 1992, however, total employment in the State fell by 457,000, or 5.5 percent. As a result, the unemployment rate rose to 8.5 percent, reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery.

         Although the State ranks 22nd in the nation for its state tax burden, the State has the second highest combined state and local tax burden in the United States. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition, the State has provided various tax incentives to encourage business relocation and expansion.

         The 1995-96 budget reflected significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax and a variety of more modest changes in other levies. In combination with business tax reductions enacted in 1994, these actions will reduce State taxes by over $5.5 billion by the 1997-98 fiscal year, when compared to the estimated yield in that year of the State tax structure as it applied in 1993-94.

         In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. The 1995-96 enacted budget combined significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. Notwithstanding these changes, the State can expect to continue to confront structural deficits in future years.

1996-97 Fiscal Year
         The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 Fiscal Year. As of May 22, 1996, the State's budget for the 1996-97 Fiscal Year was not yet enacted by the State Legislature.

         The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, one month before the legal deadline. The Executive Budget also contains financial projections for the State's 1997-98 and 1998-99 fiscal years and an updated Capital Plan. As provided by the State Constitution, the Governor submitted amendments to his 1996-97 Executive Budget within 30 days following submission. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth herein.

         The 1996-97 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to their funds are projected to be $31.22 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year. After adjustments and transfers for comparability between the 1995-96 and 1996-97 State Financial Plans, the Executive Budget proposes an absolute year-to-year decline in General Fund spending of 5.8 percent. Spending from all funding sources (including federal aid) is proposed to increase by 0.4 percent from the prior fiscal year after adjustments and transfers for comparability.

         The Executive Budget proposes $3.9 billion in actions to balance the 1996-97 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1996-97 were projected at $35 billion, an increase of $2.3 billion or 7 percent from 1995-96. This increase would have resulted from growth in Medicaid, inflationary increases in school aid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1995-96. Receipts would have been expected to fall by $1.6 billion. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1995-96 and implementation of previously enacted tax reduction programs.

         The Executive Budget proposes to close this gap primarily through a series of spending reductions and cost containment measures. The Executive Budget projects (1) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental health programs; (ii) $1.3 billion in savings from a reduced State General Fund share of Medicaid made available from anticipated changes in the federal Medicaid program, including an increase in the federal share of Medicaid; (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while providing fiscal relief from certain State mandates that increase local spending; and (iv) $350 million in savings from efficiencies and reductions in other State programs. The assumption regarding an increased share of federal Medicaid funding has received bipartisan Congressional support and would benefit 32 states, including New York.

         The 1996-97 Financial Plan projects receipts of $31.32 billion and spending of $31.22 billion, allowing for a deposit of $85 million to the Contingency Reserve Fund and a required repayment of $15 million to the Tax Stabilization Reserve Fund.

         On May 15, 1996, it was announced that the State owed local governments approximately $430 million for services provided to handicapped children in 1994 and earlier. Funds to cover such payments were not included in the 1996-97 Financial Plan.

1995-96 Fiscal Year
         The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated quarterly pursuant to law in July, October and January.

         The 1995-96 budget was the first to be enacted in the administration of the Governor, who assumed office on January 1, 1995. It was the first budget in over half a century which proposed and, as enacted, projected an absolute year-over-year decline in General Fund disbursements. Spending for State operations was projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (i.e., excluding Federal aid) was proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

         In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low and middle-income taxpayers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

         This gap was projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projected (I) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

         There are risks and uncertainties concerning the future-year impact of tax reductions and other measures in the 1995-96 budget.

         The 1995-96 State Financial Plan included actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The DOB estimated that the 1995-96 State Financial Plan contains actions that provide nonrecurring resources or savings totaling approximately $900 million. These included the use of balances set aside originally for mass transportation aid ($220 million), the use of a reserve established to fund pension supplementation cost ($110 million) and the use of lottery balances ($62 million) The Comptroller believed that the amount of nonrecurring resources or savings exceeds $1.0 billion. The DOB also estimates that the 1995-96 State Financial Plan contained nonrecurring expenditures totaling nearly $250 million. These include the payment of social services litigation ($65 million), the deposit to the Contingency Reserve Fund ($40 million), the payment of 1993-94 pension charges ($56 million) and aid for maintenance costs of local schools ($45 million). The net amount of nonrecurring resources used in the 1995-96 State Financial Plan, accordingly, was estimated by the DOB at over $600 million.

         In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflected actions that will directly affect the State' 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97, in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures and slow community mental hygiene program development. The net impact of these factors is expected to produce a potential imbalance in receipts and disbursements in State fiscal year 1996-97

         As part of the early release of the 1996-97 Executive Budget, the State updated its 1995-96 cash-basis State Financial Plan (the "Financial Plan Update") on December 15, 1995, as a part of the Governor's Executive Budget presentation.

         The State updated its forecast of national and State economic activity through the end of calendar year 1996. The national economic forecast remained basically unchanged from the initial forecast on which the original 1995-96 State Financial Plan was based, while the State economic forecast was marginally weaker.

         Actual receipts through the first two quarters of the 1995-96 State fiscal year fell short of expectations by $101 million. Much of this shortfall was due to timing-related delays in sources other than taxes. Based on the revised economic outlook and actual receipts for the first six months of 1995-96, projected General Fund receipts for the 1995-96 State fiscal year were reduced by $73 million, offset by $2 million in increased revenues and transfers associated with actions taken in the Management Review Plan. Actual disbursements through the first six months of the fiscal year were $89 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. No savings were included in the Mid-Year Update from this slower-than-expected spending. Projected disbursements for the 1995-96 State fiscal year were reduced by $30 million because spending increases in local assistance and State operations was more than offset by debt service savings and the reductions from the Management Review Plan.

         The 1995-96 General Fund Financial Plan continued to be balanced, with reductions in projected receipts offset by an equivalent reduction in projected disbursements. Modest changes were made to the Mid-Year Update, reflecting two more months of actual results, deficiency requests by State agencies (the largest of which is for school aid resulting from revisions to data submitted by school districts), and administrative efficiencies achieved by State agencies. Total General Fund receipts are expected to be approximately $73 million lower than estimated at the time of the Mid-Year Update. Tax receipts were projected to be $29.57 billion, $8 million less than in the earlier plan. Miscellaneous receipts and transfers from other funds were estimated at $3.15 billion, $65 million lower than in the Mid-Year Update. The largest single change in these estimates is attributable to the lag in achieving $50 million in proceeds from sales of State assets, which are unlikely to be completed prior to the end of the fiscal year.

         Projected General Fund disbursements were reduced by a total of $73 million, with changes made in most major categories of the 1995-96 State Financial Plan. The reduction in overall spending masks the impact of deficiency requests totaling more than $140 million, primarily for school aid and tuition assistance to college students. Offsetting reductions in spending are attributable to the continued maintenance of strict controls on spending through the fiscal year by State agencies, yielding savings of $50 million. Reductions of $49 million in support for capital projects reflect a stringent review of all capital spending. Reductions of $30 million in debt service costs reflect savings from refundings undertaken in the current fiscal year, as well as savings from lower interest rates in the financial market. Finally, the 1995-96 Financial Plan reflected reestimates based on actual results through November, the largest of which is a reduction of $70 million in projected costs for income maintenance. This reduction is consistent with declining caseload projections.

         The balance in the General Fund at the close of the 1995-96 fiscal year was expected to be $172 million, entirely attributable to monies in the Tax Stabilization Reserve Fund following the required $15 million payment into that Fund. A $40 million deposit to the Contingency Reserve Fund included as part of the enacted 1995-96 budget will not be made, and the minor balance of $1 million currently in the Fund will be transferred to the General Fund. These Contingency Reserve Fund monies are expected to support payments from the General Fund for litigation related to the State's Medicaid program, and for federal disallowances.

         Changes in federal aid programs currently pending in Congress were not expected to have a material impact on the State's 1995-96 Financial Plan, although prolonged interruptions in the receipt of federal grants could create adverse developments, the scope of which can not be estimated at this time. The major remaining uncertainties in the 1995-96 State Financial Plan continue to be those related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year.

Past Years
         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95 as described below.

1994-95 Fiscal Year
         New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the Local Governmental Assistance Corporation ("LGAC") program.

         Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

         Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

         The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $159 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

1993-94 Fiscal Year
         The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account was used to pay taxpayer refunds.

         Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1993-94 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF was reserved to meet the cost of litigation facing the State in its 1994-95 fiscal year.

         Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

         The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The DOB believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

         Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted form lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher than expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

         During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance a the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

1992-93 Fiscal Year
         The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

         The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

         There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200 million Federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

         Disbursements and transfers to other funds were $45 million above projections in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in January 1992). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

Local Government Assistance Corporation
         In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except as cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing. This reflects the success of the LGAC program in permitting the State to accelerate local aid payments form the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

         In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed constitutional amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financings mechanisms for State facilities.

         The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1995-96 fiscal year. The State expects to issue $248 million in general obligation bonds (including $70 million for purposes of redeeming outstanding BANs) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in COPs during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if circumstances require.

         LGAC is authorized to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year, to redeem notes sold in June 1995, completing its financing program as discussed above.

Ratings
         On July 13, 1995, Standard & Poor's confirmed its rating on the State's general obligation bonds of A-. On July 3, 1995 Moody's confirmed its rating on the State's general obligation long-term indebtedness of A.

THE CITY OF NEW YORK

         The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from the State. The City depends on State Aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP Standards. During the 1990 and 1991 fiscal years, the City experienced significant shortfalls in almost all of its major tax sources and increases in social service costs, and was required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with its financial plan. For fiscal 1993, the City achieved balanced operating results.

         In response to the City's financial crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for the City of New York ( the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs, the Office of the State Deputy Comptroller for New York ("OSDC") in the Office of the State Comptroller to assist the Control Board in exercising its powers and responsibilities, and a "Control Period" which existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a "Control Period." Currently, the City and its "Covered Organizations" (i.e., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

         The City submits its financial plans as well as the periodic updates to the Control Board for its review. In August 1993, the City submitted to the Control Board its 1994-1997 Financial Plan. The Financial Plan projected a balanced budget in fiscal 1994, based on revenues of approximately $31.250 billion. The Financial Plan also predicted budget gaps of approximately $1.3 billion in fiscal year 1995, $1.8 billion in fiscal year 1996 and $2.0 billion in fiscal year 1997.

         Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid are not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's Financial Plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

         On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1.

AUTHORITIES

         New York State's authorities are generally responsible for financing, constructing and operating revenue-producing public benefit facilities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the inccurrence of debt which applies to the State itself and may issue bonds and notes within the amounts permitted by, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related.

         As of September 30, 1994, the date of the latest data available, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt including refunding bonds, of the these 18 public authorities was $70.3 billion.

         As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

         Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for state local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the state has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under those arrangements if local assistance payments are so diverted, the affected localities could seek additional state assistance. Some authorities also received monies from state appropriations to pay for the operating costs of certain programs.

         The Metropolitan Transportation Authority (the "MTA") oversees the operation of New York City's bus and subway systems and, through its affiliates and subsidiaries, operates certain commuter rail and bus lines and a rapid transit line. Through an affiliate, the MTA operates certain intrastate toll bridges and tunnels. The MTA has depended and will continue to depend upon Federal, State, local government and agency support to operate the mass transit portion of these operations because fare revenues are insufficient. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional state assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of 1/4 of 1% of mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region served by the MTA be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional state petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1995-1996 State Fiscal Year, total state assistance to the MTA is estimated at approximately $1.1 billion.

         In 1993, State legislation authorized the funding of a 5-year $9.56 billion MTA Capital Plan for the 5-year period, 1993 through 1996 (the "1992-1996 Capital Program"). The MTA has received approval of the 1992-1996 Capital Program based on this legislation from the MTA Capital Program Review Board, as state law requires. This is the third 5-year plan since the legislature authorized procedures for the adoption, approval and amendment of a 5-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation system and to supplement, replace and rehabilitate facilities and equipment. The MTA and its affiliates are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusion) to finance a portion of the 1992-1996 Capital Program.

         There can be no assurance that all the necessary governmental actions for the 1992-1996 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-1996 Capital Program, or parts thereof, will not be delayed or reduced. If the Capital Program is delayed or reduced, ridership and fair revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional state assistance.

AGENCIES AND LOCALITIES

         Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance during the State's 1995-1996 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State receipts and disbursements in the State's 1995-1996 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board of the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

         Municipalities and school districts have engaged in substantial short term and long term borrowing. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. A small portion of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of these local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending 1993.

         From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. Long range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

LITIGATION

         Certain litigation pending against the State or its officers or employees could affect adversely the financial condition of the State in the 1995-1996 fiscal year or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan. The State believes that the 1995-1996 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-1996 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1995-1996 State Financial Plan reserves for the payment of judgments and, thereby, affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan. Among the more significant of these cases are those that involve: (1) the validity of agreements and treaties by which various Indian tribes transferred title to the state of certain land in central and upstate New York; (2) certain aspects of the State's Medicaid rates and regulations; (3) treatment provided at several state mental health facilities; (4)alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers;(5) the validity of certain surchages on hospital bills and (6) the assessment of petroleum business taxes on fuel purchased out of state.

                       KEYSTONE PENNSYLVANIA TAX FREE FUND

GENERAL

         The Commonwealth of Pennsylvania, the fifth most populous state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind in both the service sector and the trade sector as a source of employment in Pennsylvania. The Commonwealth is the headquarters for 58 major corporations. Pennsylvania's average annual unemployment rate for the years 1990 through 1995 on average remained below the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for both Pennsylvania and the United States for March, 1996 was 5.6%. The population of Pennsylvania, 12,072 million people in 1995 according to the U.S. Bureau of the Census, represents an increase from the 1986 estimate of 11,784 million. Per capita income in Pennsylvania for 1994 of $22,196 was higher than the per capita income of the United States of $21,699. The Commonwealth's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of the Commonwealth are made, closed fiscal years ended June 30, 1993, June 30, 1994 and June 30, 1995 with fund balances of $698,945, $892,940 and positive $688,304, respectively.

DEBT

         The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. The Commonwealth had outstanding general obligation debt of $5,045 million at June 30, 1995. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At May 15, 1996, all outstanding general obligation bonds of the Commonwealth were rated AA- by Standard & Poor's Corporation and A-1 by Moody's Investors Service, Inc. (see Appendix B). There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30, 2001, the Commonwealth has projected that it will issue notes and bonds totaling $1,982 million and retire bonded debt in the principal amount of $1,800 million.

         Certain agencies created by the Commonwealth have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. As of December 31, 1995, total combined debt outstanding for these agencies was $7,102 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. The only obligations of agencies in the Commonwealth that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

LOCAL GOVERNMENT DEBT

         Numerous local government units in Pennsylvania issue general obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefitting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.

LITIGATION

         Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. In Baby Neal v. Commonwealth, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

OTHER FACTORS

         The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and to the creditworthiness of certain non-Commonwealth related obligers, depending upon the Pennsylvania Fund's portfolio mix at any given time. Adverse changes to the state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligers of Pennsylvania tax-free obligations (e.g., a university, a hospital or a corporate obligor). The City of Philadelphia, for example, experienced severe financial problems which impaired its ability to borrow money and adversely affected the ratings of its obligations and their marketability. Conversely, some obligations held by the Fund will be almost exclusively dependent on the creditworthiness of one underlying obligor, such as a project occupant or provider of credit or liquidity support.

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                                   APPENDIX B
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                      CORPORATE AND MUNICIPAL BOND RATINGS

S&P CORPORATE AND MUNICIPAL BOND RATINGS

A.       MUNICIPAL NOTES

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:

         a. Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note), and

         b. Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note ratings are as follows:

         1. SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         2. SP-2 - Satisfactory capacity to pay principal and interest.

         3. SP-3 - Speculative capacity to pay principal and interest.

B.       TAX EXEMPT DEMAND BONDS

         S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+" ).

C.       CORPORATE AND MUNICIPAL BOND RATINGS

         An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default and capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

C.       BOND RATINGS ARE AS FOLLOWS:

         a. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         b. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay prncipal in accordance with the terms of teh obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D.       MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interst and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         CON. (---) - Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Those municipal bonds in the Aa, A, and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, and Baa 1.

                            MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

COMMERCIAL PAPER

         Commercial paper will consist of issues rated at the time of purchase A-1, by Standard & Poor's Corporation (S&P), or PRIME-1 by Moody's Investors Service, Inc., (Moody's) or F-1 by Fitch Investors Services, Inc. (Fitch's); or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by Keystone to be of comparable quality.

A.       S&P RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       MOODY'S RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating PRIME-1 is the highest commercial paper rating assigned by Moody's. Issuers rated PRIME-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of PRIME-1 issuers is normally evidenced by the following characteristics:

          1)   leading market positions in well-established industries;
          2)   high rates of return on funds employed;
          3) conservative capitalization structures with moderate reliance on debt and ample asset protection;
          4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and
          5) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks or of savings and loan associations, including their branches abroad, and of U.S. branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

         The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Funds do not currently intend to purchase foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by a Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

U.S. GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance and securities issued by the Government National Mortgage Association (GNMA). Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance. GNMA securities include GNMA mortgage pass-through certificates. Such securities are supported by the full faith and credit of the U.S.

         Securities issued or guaranteed by U.S. government agencies or instrumentalities include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. government agencies and instrumentalities, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in the securities issued by such an instrumentality only when Keystone determines under standards established by the Board of Trustees that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities do not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

MUNICIPAL LEASE OBLIGATIONS

         Municipal lease obligations purchased primarily through Certificates of Participation ("COPs") are used by state and local governments to finance the purchase of property, and function much like installment purchase obligations. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. The lessor is, in effect, a lender secured by the property being leased. A feature which distinguishes CPOs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, being faced with increasingly tight budgets, therefore have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. In most cases, however, the private sector value of the property will be less than the amount the government lessee was paying.

         Criteria considered by the rating agencies and Keystone in assessing the risk of appropriation include the issuing municipality's credit rating, evaluation of how essential the leased property is to the municipality and term of the lease compared to the useful life of the leased property. The Board of Trustees reviews the COPs held in each Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by Keystone and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the ratings required for each Fund's investment, including an assessment of the likelihood that the leases will not be cancelled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by each Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Funds intend to enter into financial futures contracts as a hedge against changes in prevailing levels of interest rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by a Fund or as a hedge against changes in the prices of securities held by a Fund or to be acquired by a Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest rates.

         For example, when a Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when a Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, a Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Funds intend to engage in options transactions which are related to financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Funds' exposure to interest rate and/or market fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Funds do not intend to take delivery of the instruments underlying futures contracts they hold, the Funds do not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by a Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by a Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association
(GNMA) certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS, OTHER THAN STOCK INDEX BASED

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed, the Funds will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Funds' portfolios.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by a Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when a Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Trust intends to enter into arrangements with its custodian and with Brokers to enable the initial margin of a Fund and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which a Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which a Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to a Fund.

         There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON FINANCIAL FUTURES

         The Funds intend to purchase call and put options on financial futures contracts and sell such options to terminate an existing position. Options on futures are similar to options on stocks except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Funds intend to use options on financial futures contracts in connection with hedging strategies. In the future the Funds may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by a Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of call options on financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when a Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Funds may employ new investment techniques involving financial futures contracts and related options. The Funds intend to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Trust believes that no additional techniques have been identified for employment by the Funds in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         A Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Funds intend that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that a Fund owns, or futures contracts will be purchased to protect a Fund against an increase in the price of securities it intends to purchase. The Funds do not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with the Trust's custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, a Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, a Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in a Fund's portfolio. In addition, futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. A Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

Page 16
----------------------------------
Keystone Florida Tax Free Fund

SCHEDULE OF INVESTMENTS--March 31, 1996

                                                                Coupon     Maturity    Principal     Market
                                                                 Rate        Date       Amount        Value
-----------------------------------------------------------     --------    --------    --------   ----------
MUNICIPAL BONDS (97.8%)
Bay County, Florida, Hospital Systems Revenue Refunding,
  Bay Medical Center Project                                     8.000%   10/01/2019  $2,500,000 $  2,778,525
Brevard County, Florida, Health Facilities Authority
  Revenue Refunding, Devereux Foundation (MBIA)                  5.125    11/01/2019   2,320,000    2,097,628
Brevard County, Florida, Health Facilities Authority
  Revenue Refunding, Wuesthoff Memorial Hospital (MBIA)          7.200    04/01/2013   3,000,000    3,353,760
Broward County, Florida, Collateralized Home Mortgage            7.125    03/01/2017     195,000      203,621
Broward County, Florida, Resource Recovery, South Project        7.950    12/01/2008   2,500,000    2,767,975
Charlotte County, Florida, Utility Revenue (FGIC)                6.750    10/01/2013   1,000,000    1,104,320
City of Tarpon Springs Health Facilities Authority,
  Florida, Hospital Refunding, Helen Ellis Hospital              7.625    05/01/2021   1,000,000    1,036,910
City of Tarpon Springs Health Facilities Authority,
  Florida, Hospital Refunding, Tarpon Springs Hospital
  Foundation, Inc.                                               8.750    05/01/2012     500,000      526,955
Commonwealth of Puerto Rico, Aqueduct and Sewer Authority
  Revenue                                                        5.000    07/01/2015   4,000,000    3,592,240
Commonwealth of Puerto Rico, Aqueduct and Sewer Authority
  Revenue                                                        5.000    07/01/2019   1,640,000    1,446,710
Commonwealth of Puerto Rico, Aqueduct and Sewer Authority
  Revenue                                                        6.250    07/01/2012   2,000,000    2,110,620
Commonwealth of Puerto Rico, Highway Authority, Series Q         7.750    07/01/2010     125,000      143,380
Dade County, Florida, Aviation Revenue, Series C (MBIA)          5.750    10/01/2025   2,200,000    2,172,896
Dade County, Florida, Educational Facilities Authority
  Revenue (St. Thomas University)                                6.000    01/01/2010   2,000,000    2,022,740
Dade County, Florida, Housing Finance Agency, Single Family
  Mortgage                                                       7.000    03/01/2024     185,000      191,166
Dade County, Florida, School District, General Obligation        7.375    07/01/2008      40,000       44,445
Dade County, Florida, Seaport Refunding (MBIA)                   5.125    10/01/2016   2,000,000    1,843,360
Dade County, Florida, Seaport Refunding (MBIA)                   5.125    10/01/2021   2,500,000    2,264,350
Duval County, Florida, Single Family Mortgage Refunding
  (FGIC)                                                         7.300    07/01/2011      80,000       84,032
Escambia County, Florida, Pollution Control, Champion
  International Corp. Project                                    6.900    08/01/2022   2,400,000    2,499,960
Florida Housing Finance Agency, Home Ownership Mortgage          7.500    09/01/2014     180,000      191,196
Florida State Board of Education Capital Outlay Refunding,
  Public Education, Series D                                     4.750    06/01/2016   2,000,000    1,751,420
Florida State Board of Education Capital Outlay Refunding,
  Public Education, Series E                                     5.000    06/01/2020   2,000,000    1,781,120
Florida State Department of Transportation, Turnpike
  Revenue Bonds, Series 1991A (AMBAC)                            7.125    07/01/2018     125,000      141,830
Florida State Transportation, Jacksonville Transportation
  Authority                                                      9.000    01/01/2000   1,000,000    1,101,100
Gainesville, Florida, Utilities System Revenue, Series B         7.500    10/01/2008   3,435,000    4,131,584
Gainesville, Florida, Utilities System Revenue, Series B         7.500    10/01/2009   3,695,000    4,446,378
Hillsborough County, Florida, Capital Improvement Program
  Revenue, County Center Project, Series B (MBIA)                5.000    07/01/2017   2,000,000    1,823,620

Page 17
----------------------------------
Keystone Florida Tax Free Fund

Hollywood, Florida, Water and Sewer System Revenue (FGIC)        6.875%   10/01/2021  $  535,000   $  603,223
Huron Valley, Michigan, School District Capital
  Appreciation (effective yield 6.651%) (MBIA)(b)                0.000    05/01/2019   2,925,000      724,025
Indian River County, Florida, Water and Sewer Systems
  Revenue (FGIC)                                                 6.500    05/01/2016     400,000      441,356
Jacksonville, Florida, Health Facilities Authority, St.
  Luke's Hospital Association                                    7.125    11/15/2020   3,000,000    3,209,040
Jacksonville, Florida, Hospital Authority, Baptist Medical
  Center Project, Series A (MBIA)                                7.300    06/01/2019     350,000      378,367
Lee County, Florida, School Board, Certificates of
  Participation, Series A (FSA)                                  7.750    08/01/2004   1,000,000    1,168,120
Lee County, Florida, School Board, Certificates of
  Participation, Series A (FSA)                                  7.750    08/01/2005   1,500,000    1,752,180
Miami, Florida, Health Facilities Authority, Health
  Facilities Revenue, Mercy Hospital, Series A (AMBAC)           6.750    08/01/2020     350,000      391,545
Miami, Florida, Special Obligation Revenue (FGIC)                6.000    02/01/2016   1,000,000    1,020,510
Miramar, Florida, Wastewater Improvement Assessment Revenue
  (FGIC)                                                         6.750    10/01/2016   1,000,000    1,087,720
New York, New York, General Obligation, Series F                 5.750    02/01/2015   3,000,000    2,796,720
New York State Urban Development Corp. Revenue, State
  Facilities                                                     5.700    04/01/2020   5,000,000    4,737,150
North Springs Improvement District, Florida, Water and
  Sewer Revenue, Series B (MBIA)                                 6.500    12/01/2016   1,335,000    1,453,361
Okaloosa County, Florida, Gas District, Refunding and
  Improvement (MBIA)                                             6.850    10/01/2014   2,550,000    2,866,302
Orange County, Florida, Health Facilities Authority,
  Hospital Revenue, Adventist Health (AMBAC)                     5.250    11/15/2020   2,000,000    1,834,460
Orange County, Florida, Housing Finance Authority, GNMA
  Collateralized Mortgage, Series B (AMT)                        8.100    11/01/2021   2,260,000    2,352,841
Orlando, Florida, Utilities Commission, Water and Electric       6.000    10/01/2010   4,000,000    4,212,600
Orlando-Orange County, Florida, Expressway Authority (FGIC)      8.250    07/01/2015      40,000       52,058
Palm Beach County, Florida, General Obligation                   6.500    07/01/2010   1,880,000    2,074,824
Palm Beach County, Florida, Solid Waste Industrial
  Development, Okeelanta Power Project (AMT)                     6.700    02/15/2015   2,000,000    2,007,680
Palm Beach County, Florida, Solid Waste Industrial
  Development, Okeelanta Power Project (AMT)                     6.850    02/15/2021   3,000,000    3,011,370
Palm Beach County, Florida, Solid Waste Industrial
  Development, Osceola Power Project (AMT)                       6.850    01/01/2014   3,500,000    3,554,635
Palm Beach County, Florida, Solid Waste Industrial
  Development, Osceola Power Project (AMT)                       6.950    01/01/2022   2,000,000    2,023,400
Puerto Rico Electric Power Authority                             7.000    07/01/2011     200,000      226,778
San Antonio, Texas, Electric & Gas Revenue, Capital
  Appreciation, Series B (FGIC) (effective yield 7.098%)
  (b)                                                            0.000    02/01/2009   2,500,000    1,220,175

                                                        (Continued on next page)

Page 18
----------------------------------
Keystone Florida Tax Free Fund

MUNICIPAL BONDS (continued)
Tallahassee, Florida, Health Facilities, Tallahassee
  Memorial Regional Medical Project (MBIA)                       6.625%   12/01/2013  $2,000,000 $  2,192,120
Tampa, Florida, Capital Improvement Program Revenue, Series B    8.375    10/01/2018   1,250,000    1,325,238
Tampa, Florida, Subordinate Guaranteed Entitlement Revenue,
  Series B (ETM)                                                 8.500    10/01/2018      45,000       49,481
Tampa, Florida, Sports Authority Revenue, Tampa Bay Arena
  (MBIA)                                                         5.750    10/01/2020   1,000,000    1,008,010
Texas Municipal Power Agency Revenue, Capital Appreciation
  (MBIA) (effective yield 6.149%) (b)                            0.000    09/01/2017   3,000,000      835,290
University of Puerto Rico, University Revenues, Series M
  (MBIA)                                                         5.250    06/01/2025   2,000,000    1,848,740
West Melbourne, Florida, Water and Sewer Revenue (FGIC)          6.750    10/01/2014   1,000,000    1,115,150
-----------------------------------------------------------     -------      -------     -------      --------
TOTAL MUNICIPAL BONDS (Cost--$98,723,553)                                                         101,228,310
===========================================================     =======      =======     =======      ========
TEMPORARY TAX-EXEMPT INVESTMENTS (0.5%)
Dade County, Florida, Water and Sewer System Revenue Bond,
  Series 1994 (Cost--$490,000) (a)                               3.300    10/05/2022     490,000      490,000
-----------------------------------------------------------     -------      -------     -------      --------
TOTAL INVESTMENTS (Cost--$99,213,553) (c)                                                         101,718,310
OTHER ASSETS AND LIABILITIES--NET (1.7%)                                                            1,795,674
-----------------------------------------------------------     -------      -------     -------      --------
NET ASSETS (100.0%)                                                                              $103,513,984
===========================================================     =======      =======     =======      ========

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity.
(c) The cost of investments for federal income tax purposes amounted to $99,588,715. Gross unrealized appreciation and unrealized depreciation of investments, based on identified tax cost, at March 31, 1996 are as follows:

 Gross unrealized appreciation   $ 3,654,683
 Gross unrealized depreciation    (1,525,088)
 ------------------------------- ------------
Net unrealized appreciation      $ 2,129,595
================================ ============

  LEGEND OF PORTFOLIO ABBREVIATIONS:
  AMBAC--AMBAC Indemnity Corporation
  AMT--Subject to Alternative Minimum Tax
  ETM -- Escrowed to Maturity
  FGIC--Federal Guaranty Insurance Company
  FSA--Financial Security Assistance
  MBIA--Municipal Bond Investors Assurance

See Notes to Financial Statements.

Page 19
----------------------------------
Keystone Massachusetts Tax Free Fund

SCHEDULE OF INVESTMENTS--March 31, 1996

                                                                Coupon     Maturity    Principal     Market
                                                                 Rate        Date       Amount        Value
 -----------------------------------------------------------    --------    --------    --------   ----------
MUNICIPAL BONDS (97.1%)
Franklin, Massachusetts, School Improvements (MBIA)              5.250%   11/15/2013  $  500,000  $   481,445
Lawrence, Massachusetts, School Improvements (AMBAC)             6.250    02/15/2009     450,000      477,090
Massachusetts Bay Transportation Authority, General
  Transportation, Series A                                       7.000    03/01/2011     750,000      857,393
Massachusetts Bay Transportation Authority, General
  Transportation, Series A                                       6.250    03/01/2012     400,000      425,248
Massachusetts Educational Financing Loan Authority (AMBAC)       6.000    01/01/2012     300,000      296,805
Massachusetts Municipal Wholesale Electric, Power Supply
  Systems, Series B                                              6.750    07/01/2008     460,000      493,189
Massachusetts State Health and Educational Facilities
  Authority, Capital Asset Project, Series F (MBIA)              7.300    10/01/2018     475,000      519,740
Massachusetts State Health and Educational Facilities
  Authority, Cape Islands Rehabilitation Hospital, Series A      7.875    08/15/2024     500,000      506,630
Massachusetts State Health and Educational Facilities
  Authority, Children's Hospital, Series E                       6.200    10/01/2016     240,000      243,194
Massachusetts State Health and Educational Facilities
  Authority, Dana Farber Cancer Project, Series G-1              6.250    12/01/2022     500,000      500,335
Massachusetts State Health and Educational Facilities
  Authority, McLean Hospital, Series C (FGIC)                    6.500    07/01/2010     550,000      594,259
Massachusetts State Health and Educational Facilities
  Authority, New England Deaconess Hospital                      6.875    04/01/2022     500,000      515,005
Massachusetts State Housing Finance Agency, Series A
  (AMBAC)                                                        6.600    07/01/2014     300,000      310,977
Massachusetts State Industrial Finance Agency, Harvard
  Community Health Plan, Inc., Series B                          8.125    10/01/2017     525,000      562,832
Massachusetts State Industrial Finance Agency, Solid Waste
  Disposal, Molten Metal Technology Project                      8.250    08/01/2014     250,000      260,815
Massachusetts State Industrial Finance Agency, Solid Waste
  Disposal, Senior Lien, Massachusetts Recycling Associates      9.000    08/01/2016   1,000,000      983,530
Massachusetts State Water Pollution, Series 2                    6.125    02/01/2008     525,000      568,076
Massachusetts State Water Pollution, Massachusetts Water
  Resources Authority Loan, Series A                             5.300    08/01/2010   1,000,000      971,000
Massachusetts State Water Resources Authority, Series B
  (MBIA)                                                         6.250    12/01/2013     600,000      635,568
North Adams, Massachusetts, School Improvement (AMBAC)           5.700    03/01/2013     600,000      593,328
University of Massachusetts, Building Authority, Series A
  (MBIA)                                                         5.500    05/01/2015     250,000      239,104
-----------------------------------------------------------      -------     -------     -------      --------
TOTAL MUNICIPAL BONDS (Cost--$10,988,639)                                                          11,035,563
============================================================     =======     =======     =======      ========
 TEMPORARY TAX-EXEMPT INVESTMENTS (1.6%)
Massachusetts State Health and Educational Facilities
  Authority, (Capital Assets Program), Series D (MBIA)
  (Cost--$180,000) (a)                                           3.750    01/01/2035     180,000      180,000
-----------------------------------------------------------      -------     -------     -------      --------

                                                        (continued on next page)

Page 20
----------------------------------
Keystone Massachusetts Tax Free Fund



SCHEDULE OF INVESTMENTS--March 31, 1996
                                                                                        Market
                                                                                        Value
---------------------------------------     ----------    ----------    ----------   ------------
TOTAL INVESTMENTS (Cost--$11,168,639) b)                                             $11,215,563
OTHER ASSETS AND LIABILITIES--NET (1.3%)                                                 147,758
---------------------------------------      --------      --------      --------      ----------
NET ASSETS (100.0%)                                                                  $11,363,321
=======================================      ========      ========      ========    ============

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) The cost of investments for federal income tax purposes amounted to $11,168,639. Gross unrealized appreciation and unrealized depreciation of investments, based on identified tax cost, at March 31, 1996 are as follows:

Gross unrealized appreciation    $ 165,408
Gross unrealized depreciation     (118,484)
-------------------------------   ---------
Net unrealized appreciation      $  46,924
===============================   =========

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC--AMBAC Indemnity Corporation
FGIC--Federal Guaranty Insurance Company
MBIA--Municipal Bond Investors Assurance

See Notes to Financial Statements.

Page 21
----------------------------------
Keystone New York Insured Tax Free Fund

SCHEDULE OF INVESTMENTS--March 31, 1996

                                                                Coupon     Maturity    Principal     Market
                                                                 Rate        Date       Amount        Value
-----------------------------------------------------------     --------    --------    --------   ----------
MUNICIPAL BONDS (96.7%)
Buffalo, New York, Series E (AMBAC)                              6.500%   12/01/2022  $  465,000   $  502,879
Erie County, New York, Water Authority, Fourth Resolution
  (AMBAC) (effective yield 6.824%) (b)                           0.000    12/01/2017     770,000      162,901
Hempstead Town, New York, General Obligation, Series B
  (FGIC)                                                         5.625    02/01/2015     550,000      540,727
Metropolitan Transportation Authority, New York, Commuter
  Facilities, Series A (MBIA)                                    6.125    07/01/2014   1,400,000    1,439,410
Nassau County, New York, Combined Sewer District, Series B
  (FGIC)                                                         6.000    05/01/2014     695,000      711,805
New Rochelle, New York, General Obligation, Series B (MBIA)      6.150    08/15/2017     600,000      625,098
New York City, New York, General Obligation, Series D
  (MBIA)                                                         6.000    08/01/2006     285,000      292,034
New York City, New York, Municipal Water Finance Authority,
  Water and Sewer System, Series A (FGIC)                        7.000    06/15/2015     705,000      767,683
New York City, New York, Municipal Water Finance Authority,
  Water and Sewer System, Series A (FGIC)                        7.000    06/15/2015     695,000      757,724
New York Resources Recovery Agency, Electric Light and
  Power Improvements, Series B (AMBAC)                           7.250    07/01/2011     100,000      117,985
New York State Dormitory Authority, City University Systems
  (FGIC)                                                         7.000    07/01/2009   1,200,000    1,398,012
New York State Dormitory Authority, City University, 3rd
  General Resources, Series 2 (MBIA)                             6.250    07/01/2019     450,000      460,733
New York State Dormitory Authority, Fordham University
  (FGIC)                                                         5.750    07/01/2015     500,000      497,020
New York State Dormitory Authority, Mount Sinai Medical
  School, Series A (MBIA)                                        5.000    07/01/2021     125,000      112,425
New York State Dormitory Authority, State University
  Educational Facilities (AMBAC)                                 5.875    05/15/2011     250,000      259,418
New York State Dormitory Authority, State University
  Educational Facilities, Series A (FSA)                         5.250    05/15/2015     600,000      567,348
New York State Dormitory Authority, University of Rochester
  Strong Memorial (MBIA)                                         5.500    07/01/2021     200,000      190,554
New York State Energy Research and Development, Brooklyn
  Union Gas Co Project, Series A (MBIA)                          5.500    01/01/2021     500,000      478,480
New York State Energy Research and Development,
  Consolidated Edison (AMBAC)                                    6.100    08/15/2020     500,000      505,830
New York State Housing Finance Agency, Multi-family
  Mortgage, Series B (AMBAC)                                     6.250    08/15/2014     875,000      882,035
New York State Medical Care Facilities Finance Agency,
  Mental Health Services Facilities                              6.375    11/15/2019     250,000      251,085
New York State Medical Care Facilities Finance Agency,
  Mental Health Services Facilities (FGIC)                       6.375    08/15/2014   1,000,000    1,035,890
New York State Medical Care Facilities Finance Agency,
  Mental Health Services Facilities, Series C (MBIA)             6.000    08/15/2015     500,000      507,310
New York State Urban Development Corp., Correctional
  Capital Facilities, Series A                                   6.500    01/01/2009     600,000      621,090
New York State Urban Development Corp., Correctional
  Capital Facilities, Series A (FSA)                             6.500    01/01/2010   1,000,000    1,098,040

                                                        (Continued on next page)

Page 22
----------------------------------
Keystone New York Insured Tax Free Fund

SCHEDULE OF INVESTMENTS--March 31, 1996

Municipal Bonds (continued)
New York State Urban Development Corp., Correctional
  Capital Facilities, Series 5 (MBIA)                            5.500%   01/01/2025  $1,000,000  $   947,560
New York State Urban Development, Series A (MBIA)                5.500    04/01/2016     500,000      482,325
Niagara Falls, New York, Public Improvement (MBIA)               7.500    03/01/2014     700,000      855,512
Niagara Falls, New York, Public Improvement (MBIA)               7.500    03/01/2016     750,000      916,770
Niagara Falls, New York, Public Improvement (MBIA)               7.500    03/01/2017     750,000      915,990
Niagara, New York, Frontier Transportation Authority,
  Greater Buffalo International Airport (AMBAC)                  6.125    04/01/2014     100,000      101,782
Port Authority of New York and New Jersey                        6.125    06/01/2014     500,000      513,290
Puerto Rico, Electric Power Authority                            6.500    07/01/2006     900,000    1,014,111
Rochester, New York, General Obligation, Series A (AMBAC)        5.000    08/15/2018     140,000      129,002
Suffolk County, New York, Industrial Development Agency,
  Southwest Sewer Systems (FGIC)                                 6.000    02/01/2008   1,000,000    1,069,260
Triborough Bridge and Tunnel Authority, New York, General
  Purpose, Series X                                              6.625    01/01/2012     805,000      891,270
-----------------------------------------------------------     -------      -------     -------      --------
 TOTAL MUNICIPAL BONDS (Cost--$21,907,721)                                                         22,620,388
===========================================================     =======      =======     =======      ========
 TEMPORARY TAX-EXEMPT INVESTMENTS (2.3%)
New York City, New York, Municipal Water Finance Authority,
  Series C (FGIC) (a)                                            3.800    06/15/2022     200,000      200,000
New York City, New York, Sub Series A-5 (a)                      3.800    08/01/2015     335,000      335,000
-----------------------------------------------------------     -------      -------     -------      --------
 TOTAL TEMPORARY TAX-EXEMPT INVESTMENTS
  (Cost--$535,000)                                                                                    535,000
===========================================================     =======      =======     =======      ========
 TOTAL INVESTMENTS (Cost--$22,442,721) (c)                                                         23,155,388
 OTHER ASSETS AND LIABILITIES--NET (1.0%)                                                             239,132
-----------------------------------------------------------     -------      -------     -------      --------
 NET ASSETS (100.0%)                                                                              $23,394,520
===========================================================     =======      =======     =======      ========

(a) Variable or floating rate instruments with periodic demand features. The Fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an accrual basis until maturity.
(c) The cost of investments for federal income tax purposes amounted to $22,462,470. Gross unrealized appreciation and unrealized depreciation of investments, based on identified tax cost, at March 31, 1996 are as follows:

Gross unrealized
 appreciation                    $ 824,037
Gross unrealized
 depreciation                     (131,119)
----------------------------      --------
Net unrealized appreciation      $ 692,918
============================      ========

LEGEND OF PORTFOLIO ABBREVIATIONS:
AMBAC--AMBAC Indemnity Corporation
FGIC--Federal Guaranty Insurance Company
FSA--Financial Security Assistance
MBIA--Municipal Bond Investors Assurance

See Notes to Financial Statements.

Page 23
----------------------------------
Keystone Pennsylvania Tax Free Fund

SCHEDULE OF INVESTMENTS--March 31, 1996

                                                                Coupon     Maturity    Principal     Market
                                                                 Rate        Date       Amount        Value
-----------------------------------------------------------     --------    --------    --------   ----------
MUNICIPAL BONDS (97.7%)
Allegheny County, Pennsylvania, Airport Revenue, Greater
  Pittsburgh International Airport                               6.625%   01/01/2022  $  750,000   $  778,133
Allegheny County, Pennsylvania, Finance Authority, Single
  Family Mortgage                                                6.600    11/01/2014   1,000,000    1,031,260
Allegheny County, Pennsylvania, Higher Education Building
  Authority, Duquesne University Project (AMBAC)                 5.000    03/01/2016   2,000,000    1,820,900
Allegheny County, Pennsylvania, Hospital Development,
  University of Pittsburgh Medical Center (MBIA)                 5.350    12/01/2015   2,000,000    1,879,180
Allegheny County, Pennsylvania, Industrial Development
  Authority, USX Corp.                                           6.700    12/01/2020   2,000,000    2,040,580
Allentown, Pennsylvania Area Hospital Authority, Sacred
  Heart Hospital of Allentown, Series A                          6.750    11/15/2014   1,750,000    1,727,180
Beaver County, Pennsylvania, Industrial Development
  Authority, Pollution Control, Ohio Edison Co. Project,
  Series A                                                       7.750    09/01/2024   1,170,000    1,238,702
Berks County, Pennsylvania, Capital Appreciation Second
  Series (FGIC) (effective yield 5.550%) (b)                     0.000    05/15/2015   3,400,000    1,104,150
Berks County, Pennsylvania, Capital Appreciation Second
  Series (FGIC) (effective yield 5.600%) (b)                     0.000    05/15/2016   3,460,000    1,049,037
Berks County, Pennsylvania, Capital Appreciation Second
  Series (FGIC) (effective yield 5.600%) (b)                     0.000    05/15/2018   2,800,000      745,808
Cambria County, Pennsylvania, General Obligation, Series A
  (FGIC)                                                         6.625    08/15/2012   4,485,000    4,802,000
Central Bucks, Pennsylvania School District, Series A            6.900    11/15/2013   1,000,000    1,127,890
Delaware County, Pennsylvania, Industrial Development
  Authority, Pollution Control, Philadelphia Electric Co.,
  Series A                                                       7.375    04/01/2021     850,000      906,899
Erie County, Pennsylvania, Industrial Development
  Authority, Environmental Improvement, International Paper
  Co. Project, Series A                                          7.625    11/01/2018     500,000      556,810
Greencastle Antrim, Pennsylvania, School District, Capital
  Appreciation, Series B (MBIA) (effective yield 5.848%)
  (b)                                                            0.000    01/01/2014   1,025,000      354,681
Greencastle Antrim, Pennsylvania, School District, Capital
  Appreciation, Series B (MBIA) (effective yield 5.898%)
  (b)                                                            0.000    01/01/2015   1,000,000      325,930
Greencastle Antrim, Pennsylvania, School District, Capital
  Appreciation, Series B (MBIA) (effective yield 5.898%)
  (b)                                                            0.000    01/01/2016   1,955,000      600,185
Hazleton, Pennsylvania, Area School District, Compound
  Interest, Series B (effective yield 6.300%) (b)                0.000    03/01/2018   5,265,000    1,410,651
Lehigh County, Pennsylvania, General Purpose Authority,
  Good Shepherd Rehabilitation Hospital                          7.500    11/15/2021   1,000,000    1,041,480
Lehigh County, Pennsylvania, General Purpose Authority,
  Lehigh Valley Hospital, Series A (MBIA)                        7.000    07/01/2016   1,250,000    1,422,375
Mon Valley, Pennsylvania, Sewage Revenue (MBIA)                  6.550    11/01/2019   1,305,000    1,390,478
Monroeville, Pennsylvania, Hospital Authority, Forbes
  Health System                                                  6.250    10/01/2015   1,000,000      966,860

                                                        (Continued on next page)

Page 24
----------------------------------
Keystone Pennsylvania Tax Free Fund

SCHEDULE OF INVESTMENTS--March 31, 1996

MUNICIPAL BONDS (CONTINUED)
Montgomery County, Pennsylvania, Higher Education and
  Health Authority, Northwestern Corp.                           7.000%   06/01/2012  $  700,000   $  694,806
Montgomery County, Pennsylvania, Higher Education and
  Health Authority, Waverly Heights Project                      6.250    01/01/2018   1,000,000      946,230
Montgomery County, Pennsylvania, Industrial Development,
  Pollution Control, Philadelphia Electric Co.                   7.600    04/01/2021     950,000    1,013,774
Northumberland County, Pennsylvania, Commonwealth Lease
  (effective yield 6.820%) (b)                                   0.000    10/15/2012   4,200,000    1,647,828
Pennsylvania Economic Development Financing Authority,
  Northhampton Generator Project, Series A (c)                   6.600    01/01/2019   2,450,000    2,348,913
Pennsylvania Economic Development Financing Authority,
  Resources Recovery, Colver Project, Series D (c)               7.125    12/01/2015   1,200,000    1,256,712
Pennsylvania Economic Development Financing Authority,
  Resources Recovery, Colver Project, Series D (c)               7.150    12/01/2018   3,000,000    3,135,720
Pennsylvania Economic Development Financing Authority,
  Resources Recovery, Northhampton University Project (c)        6.500    01/01/2013   2,200,000    2,120,294
Pennsylvania Housing Finance Agency, Single Family
  Mortgage, Series 33                                            6.900    04/01/2017   1,000,000    1,033,460
Pennsylvania Housing Finance Agency, Single Family
  Mortgage, Series 34 A (FHA/FNMA)                               6.850    04/01/2016   1,500,000    1,545,525
Pennsylvania Housing Finance Agency, Single Family
  Mortgage, Series 40                                            6.800    10/01/2015     750,000      773,933
Pennsylvania Housing Finance Agency, Single Family
  Mortgage, Series 47                                            5.700    10/01/2016   1,500,000    1,445,280
Pennsylvania State Industrial Development Authority,
  Economic Development (AMBAC)                                   7.000    01/01/2006   1,500,000    1,699,875
Pennsylvania Intragovernmental Cooperation Authority,
  Special Tax, City of Philadelphia Funding Program              6.800    06/15/2022   2,500,000    2,772,200
Pennsylvania Intragovernmental Cooperation Authority,
  Special Tax, Philadelphia Funding Program (FGIC)               6.750    06/15/2021   1,000,000    1,091,720
Pennsylvania State Industrial Development Authority,
  Economic Revenue Bonds                                         7.000    07/01/2006   1,000,000    1,138,490
Pennsylvania State Higher Educational Facilities Authority,
  Thomas Jefferson University, Series A                          6.625    08/15/2009   1,450,000    1,587,054
Philadelphia, Pennsylvania, Hospital & Higher Education
  Facilities, Albert Einstein Medical Center                     7.625    04/01/2011   1,150,000    1,223,370
Philadelphia, Pennsylvania, Hospital and Higher Education
  Facilities, Albert Einstein Medical Center                     7.000    10/01/2021     945,000      985,106
Philadelphia, Pennsylvania, Hospital and Higher Education
  Facilities, Graduate Health Systems Education Facilities,
  Series A                                                       7.250    07/01/2018   1,225,000    1,256,875
Philadelphia, Pennsylvania, Hospital and Higher Education
  Facilities, Temple University, Series A                        6.625    11/15/2023   2,300,000    2,354,004

                                                        (Continued on next page)

Page 25
----------------------------------
Keystone Pennsylvania Tax Free Fund

MUNICIPAL BONDS (CONTINUED)
Philadelphia, Pennsylvania, Water & Waste Water (MBIA)           6.250%   08/01/2012  $1,000,000  $ 1,065,400
Philadelphia, Pennsylvania, Water & Waste Water (MBIA)           5.500    08/01/2014   1,500,000    1,436,175
Puerto Rico Highway Authority, Series Q                          7.750    07/01/2010     325,000      372,788
Puerto Rico Commonwealth, Linked Bond Payment Obligation
  (MBIA)                                                         7.000    07/01/2010   5,500,000    6,301,130
Robinson, Pennsylvania, Municipal Water & Sewer, Capital
  Appreciation, Series A (FGIC) (effective yield 5.800%) (b)     0.000    05/15/2012   1,880,000      738,765
Robinson, Pennsylvania, Municipal Water & Sewer, Capital
  Appreciation, Series A (FGIC) (effective yield 5.850%) (b)     0.000    05/15/2013   1,880,000      691,370
Robinson, Pennsylvania, Municipal Water & Sewer, Capital
  Appreciation, Series A (FGIC) (effective yield 5.930%) (b)     0.000    05/15/2016   1,710,000      522,542
Scranton-Lackawanna, Pennsylvania, Health and Welfare
  Authority, Allied Services Rehabilitation Facility             7.600    07/15/2020   1,000,000    1,008,760
Westmoreland County, Pennsylvania, Municipal Authority
  Capital Appreciation, Series A (FGIC) (effective yield
  6.150%) (b)                                                    0.000    08/15/2019   2,000,000      494,280
Westmoreland County, Pennsylvania, Series G (FGIC)
  (effective yield 5.599%) (b)                                   0.000    06/01/2013   3,715,000    1,360,393
-----------------------------------------------------------     -------      -------     -------      --------
TOTAL MUNICIPAL BONDS (Cost--$72,157,229)                                                          74,383,941
===========================================================     =======      =======     =======      ========
TEMPORARY TAX-EXEMPT INVESTMENTS (1.1%)
Sayre County, Pennsylvania Health Care Facilities
  Authority, Variable Rate (VHA Pennsylvania Capital
  Financing Project) Series F (a)                                3.250    12/01/2020      10,000       10,000
Sayre County, Pennsylvania Health Care Facilities
  Authority, Variable Rate (VHA Pennsylvania Capital
  Financing Project) Series I (a)                                3.250    12/01/2020     700,000      700,000
Sayre County, Pennsylvania Health Care Facilities
  Authority, Variable Rate (VHA Pennsylvania Capital
  Financing Project) Series K (a)                                3.250    12/01/2020     110,000      110,000
-----------------------------------------------------------     -------      -------     -------      --------
TOTAL TEMPORARY TAX-EXEMPT INVESTMENTS (Cost--$820,000)                                               820,000
===========================================================     =======      =======     =======      ========
TOTAL INVESTMENTS (Cost--$72,977,229) (d)                                                          75,203,941
OTHER ASSETS AND LIABILITIES--NET (1.2%)                                                              900,129
-----------------------------------------------------------     -------      -------     -------      --------
NET ASSETS (100.0%)                                                                               $76,104,070
===========================================================     =======      =======     =======      ========


                                                        (Continued on next page)

Page 26
----------------------------------
Keystone Pennsylvania Tax Free Fund

SCHEDULE OF INVESTMENTS--March 31, 1996

(a) Variable or floating rate instruments with periodic demand features. The fund is entitled to full payment of principal and accrued interest upon surrendering the security to the issuing agent according to the terms of the demand features.

(b) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) The cost of investments for federal income tax purposes amount to $72,977,229. Gross unrealized appreciation and unrealized depreciation of investments, based on identified tax cost, at March 31, 1996 are as follows:

Gross unrealized appreciation    $2,800,897
Gross unrealized depreciation      (574,185)
-------------------------------  ----------
Net unrealized appreciation      $2,226,712
===============================  ==========

  LEGEND OF PORTFOLIO ABBREVIATIONS:
  AMBAC--AMBAC Idemnity Corporation
  FGIC--Federal Guaranty Insurance Company
  FHA--Federal Housing Authority
  FNMA--Federal National Mortgage Association
  MBIA-- Municipal Bond Investors Assurance

See Notes to Financial Statements.

Page 27
----------------------------------
Keystone Florida Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                                                               December 28, 1990
                                                                                                (Commencement of
                                                          Year Ended March 31,                   Operations) to
                                                                                                    March 31,
                                         1996        1995        1994        1993        1992         1991
-----------------------------------     --------    --------    --------    --------    --------   ----------
Net asset value beginning of year       $ 10.33     $ 10.29     $ 10.94     $ 10.43     $ 10.17      $10.00
-----------------------------------     -------     -------     -------      -------     -------      --------
Income from investment operations:
Net investment income                      0.56        0.56        0.58        0.61        0.72        0.18
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                        0.27        0.07       (0.44)       0.64        0.30        0.17
-----------------------------------     -------     -------     -------      -------     -------      --------
Total from investment operations           0.83        0.63        0.14        1.25        1.02        0.35
-----------------------------------     -------     -------     -------      -------     -------      --------
Less distributions from:
Net investment income                     (0.54)      (0.56)      (0.58)      (0.61)      (0.72)      (0.18)
In excess of net investment income        (0.02)      (0.03)      (0.05)      (0.03)          0           0
Net realized gain on investments              0           0       (0.16)      (0.10)      (0.04)          0
-----------------------------------     -------     -------     -------      -------     -------      --------
Total distributions                       (0.56)      (0.59)      (0.79)      (0.74)      (0.76)      (0.18)
-----------------------------------     -------     -------     -------      -------     -------      --------
Net asset value end of year             $ 10.60     $ 10.33     $ 10.29     $ 10.94     $ 10.43      $10.17
==================================      ======      =======     =======      =======     =======      ========
Total return (c)                           8.16%       6.42%       1.01%      12.32%      10.34%       3.52%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                            0.76%(b)    0.75%       0.75%       0.68%       0.65%       0.65%(a)
 Total expenses excluding
  reimbursement                            0.92%       0.95%       1.00%       1.13%       1.21%       2.06%(a)
 Net investment income                     5.32%       5.60%       5.16%       5.60%       6.82%       6.33%(a)
Portfolio turnover rate                      89%        129%        113%         95%         63%          5%
-----------------------------------     -------     -------     -------      -------     -------      --------
Net assets end of year (thousands)      $37,286     $42,239     $45,150     $42,997     $29,258      $6,922
==================================      ======      =======     =======      =======     =======      ========

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 28
----------------------------------
Keystone Florida Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                              February 1,
                                                                                                 1993
                                                                                               (Date of
                                                           Year Ended March 31,                 Initial
                                                                                                Public
                                                                                             Offering) to
                                                                                               March 31,
                                                    1996           1995          1994            1993
--------------------------------------------    -----------    -----------    -----------   -------------
Net asset value beginning of year                 $ 10.24        $ 10.27        $ 10.94         $10.81
--------------------------------------------      ---------     ---------      ---------     -----------
Income from investment operations:
Net investment income                                0.48           0.53           0.52           0.08
Net realized and unrealized gain (loss) on
  investments and closed futures contracts           0.28           0.02          (0.47)          0.14
--------------------------------------------       ---------     ---------      ---------     -----------
Total from investment operations                     0.76           0.55           0.05           0.22
--------------------------------------------       ---------     ---------      ---------     -----------
Less distributions from:
Net investment income                               (0.50)         (0.49)         (0.48)         (0.08)
In excess of net investment income                  (0.02)         (0.09)         (0.08)         (0.01)
Net realized gain on investments                        0              0          (0.16)             0
--------------------------------------------       ---------     ---------      ---------     -----------
Total distributions                                 (0.52)         (0.58)         (0.72)         (0.09)
--------------------------------------------       ---------     ---------      ---------     -----------
Net asset value end of year                       $ 10.48        $ 10.24        $ 10.27         $10.94
============================================       =========     =========      =========     ===========
Total return (c)                                     7.48%          5.61%          0.19%          2.06%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                      1.48%(b)       1.50%          1.50%          1.50%(a)
 Total expenses excluding reimbursement              1.68%          1.68%          1.74%          1.73%(a)
 Net investment income                               4.58%          4.81%          4.21%          4.00%(a)
Portfolio turnover rate                                89%           129%           113%            95%
--------------------------------------------       ---------     ---------      ---------     -----------
Net assets end of year (thousands)                $54,433        $51,083        $19,984         $1,704
============================================       =========     =========      =========     ===========

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.47%.
(c) Excluding applicable sales charges.


See Notes to Financial Statements.

Page 29
----------------------------------
Keystone Florida Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                                             February 1, 1993
                                                                                             (Date of Initial
                                                                Year Ended March 31,          Public Offering)
                                                                                                     to
                                                              1996         1995      1994      March 31, 1993
--------------------------------------------------------     -------       ------    ------   ----------------
Net asset value beginning of year                           $ 10.26      $ 10.28   $ 10.93         $10.81
--------------------------------------------------------      -----         ----      ----      --------------
Income from investment operations:
Net investment income                                          0.48         0.47      0.51           0.07
Net realized and unrealized gain (loss) on investments
  and closed futures contracts                                 0.28         0.08     (0.45)          0.14
--------------------------------------------------------      -----         ----      ----      --------------
Total from investment operations                               0.76         0.55      0.06           0.21
--------------------------------------------------------      -----         ----      ----      --------------
Less distributions from:
Net investment income                                         (0.50)       (0.49)    (0.49)         (0.07)
In excess of net investment income                            (0.02)       (0.08)    (0.06)         (0.02)
Net realized gain on investments                                  0            0     (0.16)             0
--------------------------------------------------------      -----         ----      ----      --------------
Total distributions                                           (0.52)       (0.57)    (0.71)         (0.09)
--------------------------------------------------------      -----         ----      ----      --------------
Net asset value end of year                                 $ 10.50      $ 10.26   $ 10.28         $10.93
========================================================      =====        =====     =====      ==============
Total return (c)                                               7.47%        5.61%     0.27%          1.95%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                1.48%(b)     1.50%    1.50%         1.50%(a)
 Total expenses excluding reimbursement                        1.68%        1.70%     1.84%          1.63%(a)
 Net investment income                                         4.60%        4.86%     4.26%          2.95%(a)
Portfolio turnover rate                                          89%         129%      113%            95%
--------------------------------------------------------      -----         ----      ----      --------------
Net assets end of year (thousands)                          $11,795      $12,831   $13,096         $1,987
========================================================      =====        =====     =====      ==============

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.47%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 30
----------------------------------
Keystone Massachusetts Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                                                          February 4,
                                                                                              1994
                                                                                         (Commencement
                                                               Year Ended March 31,            of
                                                                                          Operations)
                                                                                               to
                                                                                           March 31,
                                                               1996           1995            1994
--------------------------------------------------------    -----------    -----------   -------------
Net asset value beginning of year                             $ 9.19         $ 9.17          $10.00
--------------------------------------------------------      ---------      ---------     -----------
Income from investment operations:
Net investment income                                           0.51           0.53            0.08
Net realized and unrealized gain (loss) on investments
  and closed futures contracts                                  0.09           0.02           (0.82)
--------------------------------------------------------      ---------      ---------     -----------
Total from investment operations                                0.60           0.55           (0.74)
--------------------------------------------------------      ---------      ---------     -----------
Less distributions from:
Net investment income                                          (0.48)         (0.53)          (0.08)
In excess of net investment income                             (0.02)             0           (0.01)
--------------------------------------------------------      ---------      ---------     -----------
Total distributions                                            (0.50)         (0.53)          (0.09)
--------------------------------------------------------      ---------      ---------     -----------
Net asset value end of year                                   $ 9.29         $ 9.19          $ 9.17
========================================================      =========      =========     ===========
Total return (c)                                                6.64%          6.23%          (7.40%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 0.75%(b)       0.46%           0.35%(a)
 Total expenses excluding reimbursement                         1.59%          1.93%           3.22%(a)
 Net investment income                                          5.36%          5.90%           5.07%(a)
Portfolio turnover rate                                          165%            77%              7%
--------------------------------------------------------      ---------      ---------     -----------
Net assets end of year (thousands)                            $1,786         $1,974          $1,472
========================================================      =========      =========     ===========

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.74%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 31
----------------------------------
Keystone Massachusetts Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                      February 4, 1994
                                                                                      (Commencement of
                                                              Year Ended March 31,       Operations)
                                                                                              to
                                                                                           March 31,
                                                               1996          1995            1994
--------------------------------------------------------     ----------    ----------    ------------
Net asset value beginning of year                             $ 9.15        $ 9.19         $10.00
--------------------------------------------------------      --------      --------      ----------
Income from investment operations:
Net investment income                                           0.43          0.48           0.08
Net realized and unrealized gain (loss) on investments
  and closed futures contracts                                  0.09         (0.01)         (0.80)
--------------------------------------------------------      --------      --------      ----------
Total from investment operations                                0.52          0.47          (0.72)
--------------------------------------------------------      --------      --------      ----------
Less distributions from:
Net investment income                                          (0.43)        (0.47)         (0.07)
In excess of net investment income                             (0.02)        (0.04)         (0.02)
--------------------------------------------------------      --------      --------      ----------
Total distributions                                            (0.45)        (0.51)         (0.09)
--------------------------------------------------------      --------      --------      ----------
Net asset value end of year                                   $ 9.22        $ 9.15         $ 9.19
========================================================      ========      ========      ==========
Total return (c)                                                5.77%         5.41%         (7.20%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.49%(b)      1.24%          1.10%(a)
 Total expenses excluding reimbursement                         2.38%         2.68%          4.60%(a)
 Net investment income                                          4.60%         5.15%          3.23%(a)
Portfolio turnover rate                                          165%           77%             7%
--------------------------------------------------------      --------      --------      ----------
Net assets end of year (thousands)                            $7,274        $6,169         $1,817
========================================================      ========      ========      ==========

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.48%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 32
----------------------------------
Keystone Massachusetts Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                                        February 4, 1994
                                                                                        (Commencement of
                                                               Year Ended March 31,        Operations)
                                                                                              to
                                                                                           March 31,
                                                               1996           1995            1994
--------------------------------------------------------    -----------    -----------   -------------
Net asset value beginning of year                             $ 9.14         $ 9.19          $10.00
--------------------------------------------------------      ---------      ---------     -----------
Income from investment operations:
Net investment income                                           0.43           0.48            0.08
Net realized and unrealized gain (loss) on investments
  and closed futures contracts                                  0.10          (0.02)          (0.80)
--------------------------------------------------------      ---------      ---------     -----------
Total from investment operations                                0.53           0.46           (0.72)
--------------------------------------------------------      ---------      ---------     -----------
Less distributions from:
Net investment income                                          (0.43)         (0.47)          (0.07)
In excess of net investment income                             (0.02)         (0.04)          (0.02)
--------------------------------------------------------      ---------      ---------     -----------
Total distributions                                            (0.45)         (0.51)          (0.09)
--------------------------------------------------------      ---------      ---------     -----------
Net asset value end of year                                   $ 9.22         $ 9.14          $ 9.19
========================================================      =========      =========     ===========
Total return (c)                                                5.89%          5.20%          (7.21%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.49%(b)       1.23%           1.10% (a)
 Total expenses excluding reimbursement                         2.39%          2.68%           4.91% (a)
 Net investment income                                          4.60%          5.11%           4.28% (a)
Portfolio turnover rate                                          165%            77%              7%
--------------------------------------------------------      ---------      ---------     -----------
Net assets end of year (thousands)                            $2,303         $1,971          $  369
========================================================      =========      =========     ===========

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.48%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 33
----------------------------------
Keystone New York Insured Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                                                     February 4, 1994
                                                                                     (Commencement of
                                                              Year Ended March 31,     Operations) to
                                                                                          March 31,
                                                               1996          1995           1994
--------------------------------------------------------     ----------    ----------  ------------
Net asset value beginning of year                             $ 9.44      $ 9.32           $10.00
--------------------------------------------------------      --------      --------      ----------
Income from investment operations:
Net investment income                                           0.48        0.52             0.09
Net realized and unrealized gain (loss) on investments
  and closed futures contracts                                  0.24        0.12            (0.68)
--------------------------------------------------------      --------      --------      ----------
Total from investment operations                                0.72        0.64            (0.59)
--------------------------------------------------------      --------      --------      ----------
Less distributions from:
Net investment income                                          (0.47)      (0.52)           (0.08)
In excess of net investment income                             (0.02)          0            (0.01)
--------------------------------------------------------      --------      --------      ----------
Total distributions                                            (0.49)      (0.52)           (0.09)
--------------------------------------------------------      --------      --------      ----------
Net asset value end of year                                   $ 9.67      $ 9.44           $ 9.32
========================================================      ========      ========      ==========
Total return (c)                                                7.73%       7.08%           (5.91%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 0.75%(b)    0.50%            0.35%(a)
 Total expenses excluding reimbursement                         1.31%       1.59%            4.44%(a)
 Net investment income                                          4.95%       5.48%            3.85%(a)
Portfolio turnover rate                                           53%         77%              14%
--------------------------------------------------------      --------      --------      ----------
Net assets end of year (thousands)                            $3,947      $3,323           $  680
========================================================      ========      ========      ==========

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.74%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 34
----------------------------------
Keystone New York Insured Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                       February 4, 1994
                                                                                       (Commencement of
                                                                                          Operations)
                                                              Year Ended March 31,            to
                                                                                           March 31,
                                                               1996          1995            1994
--------------------------------------------------------     ----------    ----------  ------------
Net asset value beginning of year                            $  9.38       $  9.32         $10.00
--------------------------------------------------------      --------      --------      ----------
Income from investment operations:
Net investment income                                           0.41          0.47           0.08
Net realized and unrealized gain (loss) on investments
  and closed futures contracts                                  0.24          0.09          (0.67)
--------------------------------------------------------      --------      --------      ----------
Total from investment operations                                0.65          0.56          (0.59)
--------------------------------------------------------      --------      --------      ----------
Less distributions from:
Net investment income                                          (0.42)        (0.45)         (0.06)
In excess of net investment income                             (0.02)        (0.05)         (0.03)
--------------------------------------------------------      --------      --------      ----------
Total distributions                                            (0.44)        (0.50)         (0.09)
--------------------------------------------------------      --------      --------      ----------
Net asset value end of year                                  $  9.59       $  9.38         $ 9.32
========================================================      ========      ========      ==========
Total return (c)                                                7.02%         6.28%         (5.91%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.50%(b)      1.25%          1.10%(a)
 Total expenses excluding reimbursement                         2.05%         2.35%          5.60%(a)
 Net investment income                                          4.19%         4.78%          3.01%(a)
Portfolio turnover rate                                           53%           77%            14%
--------------------------------------------------------      --------      --------      ----------
Net assets end of year (thousands)                           $17,151       $11,907         $2,276
========================================================      ========      ========      ==========

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.49%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 35
----------------------------------
Keystone New York Insured Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                                      February 4, 1994
                                                                                      (Commencement of
                                                              Year Ended March 31,     Operations) to
                                                                                          March 31,
                                                               1996          1995           1994
--------------------------------------------------------     ----------    ----------  ------------
Net asset value beginning of year                             $ 9.37        $ 9.31         $10.00
--------------------------------------------------------      --------      --------      ----------
Income from investment operations:
Net investment income                                           0.41          0.48           0.07
Net realized and unrealized gain (loss) on investments
  and closed futures contracts                                  0.24          0.07          (0.67)
--------------------------------------------------------      --------      --------      ----------
Total from investment operations                                0.65          0.55          (0.60)
--------------------------------------------------------      --------      --------      ----------
Less distributions from:
Net investment income                                          (0.42)        (0.46)         (0.07)
In excess of net investment income                             (0.02)        (0.03)         (0.02)
--------------------------------------------------------      --------      --------      ----------
Total distributions                                            (0.44)        (0.49)         (0.09)
--------------------------------------------------------      --------      --------      ----------
Net asset value end of year                                   $ 9.58        $ 9.37         $ 9.31
========================================================      ========      ========      ==========
Total return (c)                                                7.02%         6.18%         (6.02%)
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                                 1.50%(b)      1.26%          1.10%(a)
 Total expenses excluding reimbursement                         2.07%         2.32%          5.13%(a)
 Net investment income                                          4.24%         4.88%          3.71%(a)
Portfolio turnover rate                                           53%           77%            14%
--------------------------------------------------------      --------      --------      ----------
Net assets end of year (thousands)                            $2,296        $2,890         $  255
========================================================      ========      ========      ==========

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.48%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 36
----------------------------------
Keystone Pennsylvania Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                                                                 December
                                                                                                 27, 1990
                                                                                              (Commencement
                                                         Year Ended March 31,                 of Operations)
                                                                                                    to
                                                                                                 March 31,
                                          1996        1995       1994       1993       1992        1991
-------------------------------------     -------    -------    -------    -------    -------   ---------
Net asset value beginning of year        $ 10.91    $ 11.01    $ 11.42    $ 10.71    $ 10.25      $10.00
-------------------------------------     ------     ------     ------      ------     ------      -------
Income from investment operations:
Net investment income                       0.60       0.61       0.62       0.63       0.74        0.18
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                         0.23      (0.09)     (0.30)      0.75       0.46        0.25
-------------------------------------     ------     ------     ------      ------     ------      -------
Total from investment operations            0.83       0.52       0.32       1.38       1.20        0.43
-------------------------------------     ------     ------     ------      ------     ------      -------
Less distributions from:
Net investment income                      (0.57)     (0.61)     (0.62)     (0.63)     (0.74)      (0.18)
In excess of net investment income         (0.02)     (0.01)     (0.04)     (0.02)         0           0
Net realized gain on investments               0          0      (0.06)     (0.02)         0           0
In excess of net realized gain on
  investments                                  0          0      (0.01)         0          0           0
-------------------------------------     ------     ------     ------      ------     ------      -------
Total distributions                        (0.59)     (0.62)     (0.73)     (0.67)     (0.74)      (0.18)
-------------------------------------     ------     ------     ------      ------     ------      -------
Net asset value end of year              $ 11.15    $ 10.91    $ 11.01    $ 11.42    $ 10.71      $10.25
=====================================     ======     ======     ======      ======     ======      =======
Total return (c)                            7.66%      4.91%      2.58%     13.30%     12.07%       4.37%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             0.76%(b)    0.75%     0.75%      0.68%      0.65%       0.65%(a)
 Total expenses excluding
  reimbursement                             0.99%      1.05%      1.06%      1.16%      1.68%       3.19%(a)
 Net investment income                      5.29%      5.65%      5.27%      5.66%      6.92%       6.84%(a)
Portfolio turnover rate                       55%        97%        37%        20%        13%          8%
-------------------------------------     ------     ------     ------      ------     ------      -------
Net assets end of year (thousands)       $28,710    $30,450    $30,560    $35,502    $12,914      $2,979
=====================================     ======     ======     ======      ======     ======      =======

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 0.75%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 37
----------------------------------
Keystone Pennsylvania Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                              February 1,
                                                                                                 1993
                                                                                               (Date of
                                                           Year Ended March 31,                 Initial
                                                                                                Public
                                                                                             Offering) to
                                                                                               March 31,
                                                    1996           1995          1994            1993
--------------------------------------------    -----------    -----------    -----------   -------------
Net asset value beginning of year                 $ 10.81        $ 10.98        $ 11.42         $11.20
--------------------------------------------       ---------     ---------      ---------     -----------
Income from investment operations:
Net investment income                                0.51           0.54           0.56           0.08
Net realized and unrealized gain (loss) on
  investments and closed futures contracts           0.22          (0.10)         (0.34)          0.24
--------------------------------------------       ---------     ---------      ---------     -----------
Total from investment operations                     0.73           0.44           0.22           0.32
--------------------------------------------       ---------     ---------      ---------     -----------
Less distributions from:
Net investment income                               (0.52)         (0.53)         (0.52)         (0.08)
In excess of net investment income                  (0.02)         (0.08)         (0.07)         (0.02)
Net realized gain on investments                        0              0          (0.03)             0
In excess of net realized gain on
  investments                                           0              0          (0.04)             0
--------------------------------------------       ---------     ---------      ---------     -----------
Total distributions                                 (0.54)         (0.61)         (0.66)         (0.10)
--------------------------------------------       ---------     ---------      ---------     -----------
Net asset value end of year                       $ 11.00        $ 10.81        $ 10.98         $11.42
=============================================      =========     =========      =========     ===========
Total return (c)                                     6.84%          4.15%          1.70%          2.82%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                      1.48%(b)       1.50%          1.50%          1.50%(a)
 Total expenses excluding reimbursement              1.74%          1.80%          1.81%          1.69%(a)
 Net investment income                               4.55%          4.89%          4.32%          3.44%(a)
Portfolio turnover rate                                55%            97%            37%            20%
--------------------------------------------       ---------     ---------      ---------     -----------
Net assets end of year (thousands)                $37,719        $30,657        $21,958         $2,543
=============================================      =========     =========      =========     ===========

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.47%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 38
----------------------------------
Keystone Pennsylvania Tax Free Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                                          February 1,
                                                                                              1993
                                                                                            (Date of
                                                         Year Ended March 31,               Initial
                                                                                             Public
                                                                                          Offering) to
                                                                                           March 31,
                                                   1996          1995          1994           1993
 --------------------------------------------    ----------    ----------    ----------   ------------
Net asset value beginning of year                 $10.83        $11.00        $11.42         $11.20
 --------------------------------------------      --------      --------     --------      ----------
Income from investment operations:
Net investment income                               0.51          0.53          0.54           0.07
Net realized and unrealized gain (loss) on
  investments and closed futures contracts          0.23         (0.10)        (0.32)          0.24
 --------------------------------------------      --------      --------     --------      ----------
Total from investment operations                    0.74          0.43          0.22           0.31
 --------------------------------------------      --------      --------     --------      ----------
Less distributions from:
Net investment income                              (0.52)        (0.53)        (0.52)         (0.07)
In excess of net investment income                 (0.02)        (0.07)        (0.05)         (0.02)
Net realized gain on investments                       0             0         (0.03)             0
In excess of net realized gain on
  investments                                          0             0         (0.04)             0
 --------------------------------------------      --------      --------     --------      ----------
Total distributions                                (0.54)        (0.60)        (0.64)         (0.09)
 --------------------------------------------      --------      --------     --------      ----------
Net asset value end of year                       $11.03        $10.83        $11.00         $11.42
=============================================      ========      ========     ========      ==========
Total return (c)                                    6.92%         4.05%         1.78%          2.81%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                     1.48%(b)      1.50%         1.50%          1.50%(a)
 Total expenses excluding reimbursement             1.74%         1.80%         1.90%          1.60%(a)
 Net investment income                              4.57%         4.90%         4.33%          2.50%(a)
Portfolio turnover rate                               55%           97%           37%            20%
 --------------------------------------------      --------      --------     --------      ----------
Net assets end of year (thousands)                $9,675        $9,559        $9,385         $  952
=============================================      ========      ========     ========      ==========

(a) Annualized.
(b) "Ratio of total expenses to average net assets" for the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.47%.
(c) Excluding applicable sales charges.

See Notes to Financial Statements.

Page 39
----------------------------------
Keystone State Tax Free Fund

STATEMENTS OF ASSETS AND LIABILITIES                                           New York
March 31, 1996                                    Florida    Massachusetts      Insured
                                                  Tax Free       Tax Free      Tax Free      Pennsylvania
                                                    Fund           Fund          Fund        Tax Free Fund
 --------------------------------------------   -----------    -----------    -----------   -------------
Assets (Notes 1 and 4)
Investments at market value (identified
  cost--$99,213,553, $11,168,639,
  $22,442,721 and $72,977,229, respectively)   $101,718,310    $11,215,563    $23,155,388     $75,203,941
Cash                                                    827          3,361          4,743           3,633
Receivable for:
 Fund shares sold                                    79,237         15,000         38,300         101,032
 Interest                                         2,194,071        179,073        293,085       1,218,902
Due from Investment Adviser                          21,206         10,711         14,729          17,286
Unamortized organization expenses                         0          6,749          1,779               0
Prepaid expenses and other assets                     3,790            330            635           2,740
 --------------------------------------------      ---------     ---------      ---------     -----------
 Total assets                                   104,017,441     11,430,787     23,508,659      76,547,534
 --------------------------------------------      ---------     ---------      ---------     -----------
Liabilities (Notes 2 and 4)
Payable for:
 Fund shares redeemed                                29,500              0              0          94,216
 Distributions to shareholders                      436,130         44,308         86,023         316,693
Distribution fee payable                              6,476            133          1,713           2,057
Accrued reimbursable expenses                         1,963          1,962          3,163           3,108
Other accrued expenses                               29,388         21,063         23,240          27,390
 --------------------------------------------      ---------     ---------      ---------     -----------
  Total liabilities                                 503,457         67,466        114,139         443,464
 --------------------------------------------      ---------     ---------      ---------     -----------
Net assets                                     $103,513,984    $11,363,321    $23,394,520     $76,104,070
 ============================================      =========     =========      =========     ===========
Net assets represented by (Note 1)
 Paid-in capital                               $103,665,607    $11,436,317    $22,811,201     $76,398,658
 Accumulated distributions in excess of net
  investment  income                               (436,130)        (2,872)       (37,903)       (227,211)
 Accumulated net realized loss on
  investments                                    (2,220,250)      (117,048)       (91,445)     (2,294,089)
 Net unrealized appreciation on investments       2,504,757         46,924        712,667       2,226,712
 --------------------------------------------      ---------     ---------      ---------     -----------
  Total net assets                             $103,513,984    $11,363,321    $23,394,520     $76,104,070
 ============================================      =========     =========      =========     ===========
Net assets consists of
 Class A                                       $ 37,285,975    $ 1,785,923    $ 3,947,213     $28,710,303
 Class B                                         54,433,294      7,274,378     17,151,468      37,718,609
 Class C                                         11,794,715      2,303,020      2,295,839       9,675,158
 --------------------------------------------      ---------     ---------      ---------     -----------
                                               $103,513,984    $11,363,321    $23,394,520     $76,104,070
 ============================================      =========     =========      =========     ===========
Shares outstanding (Note 2)
 Class A                                          3,518,094        192,338        408,090       2,575,175
 Class B                                          5,195,041        788,724      1,789,124       3,428,337
 Class C                                          1,123,702        249,905        239,549         877,001
 --------------------------------------------      ---------     ---------      ---------     -----------
Net asset value per share
 Class A                                             $10.60          $9.29          $9.67          $11.15
 ============================================      =========     =========      =========     ===========
 Class A--Offering price (based on sales
  charge of 4.75%)                                   $11.13          $9.75         $10.15          $11.71
 ============================================      =========     =========      =========     ===========
 Class B                                             $10.48          $9.22          $9.59          $11.00
 ============================================      =========     =========      =========     ===========
 Class C                                             $10.50          $9.22          $9.58          $11.03
 ============================================      =========     =========      =========     ===========

See Notes to Financial Statements.

Page 40
----------------------------------
Keystone State Tax Free Fund

STATEMENTS OF OPERATIONS
Year ended March 31, 1996

                                                                           New York
                                              Florida    Massachusetts     Insured
                                             Tax Free       Tax Free       Tax Free     Pennsylvania
                                               Fund           Fund           Fund       Tax Free Fund
----------------------------------------   -----------    -----------    -----------    -------------
Investment income (Note 1)
Interest                                    $6,522,711      $ 696,692     $1,230,032     $4,569,649
Expenses (Notes 1, 2 and 4)
Management fee                                 557,537         62,760        118,589        402,467
Transfer agent fees                            115,014         15,192         27,801        106,088
Custodian fees                                  77,642         25,312         33,260         57,898
Accounting                                      24,275         22,081         23,082         22,964
Auditing                                         9,884         10,133         10,198         12,609
Legal                                           13,039         10,039         10,104         11,416
Printing                                         8,502          9,886         14,364          8,544
Registration fees                               20,613          9,522          9,311          7,341
Amortization of organization expenses            3,695          2,296            611          4,713
Distribution Plan expenses                     658,186         85,172        166,003        451,284
Other expenses                                  10,395          2,910          3,524          7,065
Reimbursement from Investment Adviser         (196,232)      (100,729)      (119,608)      (190,132)
----------------------------------------      ---------      ---------      ---------     -----------
 Total expenses                              1,302,550        154,574        297,239        902,257
Less: Indirectly paid expenses (Note 4)        (15,121)        (1,100)        (4,075)        (8,886)
----------------------------------------      ---------      ---------      ---------     -----------
 Net expenses                                1,287,429        153,474        293,164        893,371
----------------------------------------      ---------      ---------      ---------     -----------
Net investment income                        5,235,282        543,218        936,868      3,676,278
----------------------------------------      ---------      ---------      ---------     -----------
Net realized and unrealized gain (loss)
on investments
 and closed futures contracts (Note 3)
 Realized gain (loss) on:
 Investments                                 3,430,076        293,370        346,747      1,496,403
 Closed futures contracts                      (95,129)       (37,945)       (21,260)      (205,349)
----------------------------------------      ---------      ---------      ---------     -----------
Net realized gain on investments and
  closed futures contracts                   3,334,947        255,425        325,487      1,291,054
Net change in unrealized appreciation
  (depreciation) on investments               (479,647)      (134,154)       155,265        216,658
----------------------------------------      ---------      ---------      ---------     -----------
Net realized and unrealized gain on
  investments and closed futures
  contracts                                  2,855,300        121,271        480,752      1,507,712
----------------------------------------      ---------      ---------      ---------     -----------
Net increase in net assets resulting
  from operations                           $8,090,582      $ 664,489     $1,417,620     $5,183,990
========================================      =========      =========      =========     ===========

See Notes to Financial Statements.

Page 41
----------------------------------
Keystone State Tax Free Fund

STATEMENTS OF CHANGES IN NET ASSETS
Year ended March 31, 1996

                                                                               New York
                                                  Florida    Massachusetts      Insured
                                                  Tax Free       Tax Free      Tax Free      Pennsylvania
                                                    Fund           Fund          Fund        Tax Free Fund
 --------------------------------------------   -----------    -----------    -----------   -------------
Operations:
Net investment income                          $  5,235,282    $   543,218    $   936,868     $ 3,676,278
Net realized gain on investments and closed
  futures contracts                               3,334,947        255,425        325,487       1,291,054
Net change in unrealized appreciation
  (depreciation) on investments                    (479,647)      (134,154)       155,265         216,658
 --------------------------------------------      ---------     ---------      ---------     -----------
 Net increase in net assets resulting from
  operations                                      8,090,582        664,489      1,417,620       5,183,990
 --------------------------------------------      ---------     ---------      ---------     -----------
Distributions to shareholders from (Note 1)
Net investment income:
 Class A                                         (2,068,359)      (117,886)      (181,786)     (1,540,624)
 Class B                                         (2,582,018)      (342,321)      (676,349)     (1,676,905)
 Class C                                           (584,905)      (103,305)      (104,583)       (458,750)
In excess of net investment income:
 Class A                                            (81,365)          (435)        (7,630)        (51,793)
 Class B                                           (101,572)        (1,262)       (28,387)        (56,375)
 Class C                                            (23,009)          (380)        (4,389)        (15,423)
 --------------------------------------------      ---------     ---------      ---------     -----------
  Total distributions to shareholders            (5,441,228)      (565,589)    (1,003,124)     (3,799,870)
 --------------------------------------------      ---------     ---------      ---------     -----------
Capital share transactions (Note 2)
Proceeds from shares sold:
 Class A                                          2,637,449        728,640      1,043,090       1,823,609
 Class B                                         10,874,867      1,573,350      6,303,488       9,365,368
 Class C                                            980,649        458,371        749,393       1,526,571
Payment for shares redeemed:
 Class A                                         (9,315,509)    (1,015,238)      (613,550)     (5,114,776)
 Class B                                         (9,762,560)      (727,777)    (1,757,331)     (3,838,463)
 Class C                                         (2,573,632)      (198,311)    (1,480,195)     (1,930,722)
Net asset value of shares issued in
  reinvestment of distributions:
 Class A                                            564,333         65,247        111,251         862,452
 Class B                                          1,035,196        206,616        423,530       1,004,041
 Class C                                            271,631         59,663         80,146         355,643
 --------------------------------------------      ---------     ---------      ---------     -----------
 Net increase (decrease) in net assets
resulting from capital share transactions        (5,287,576)     1,150,561      4,859,822       4,053,723
 --------------------------------------------      ---------     ---------      ---------     -----------
  Total increase (decrease) in net assets        (2,638,222)     1,249,461      5,274,318       5,437,843
Net assets
Beginning of year                               106,152,206     10,113,860     18,120,202      70,666,227
 --------------------------------------------      ---------     ---------      ---------     -----------
End of year                                    $103,513,984    $11,363,321    $23,394,520     $76,104,070
 ============================================      =========     =========      =========     ===========

Accumulated distributions in excess of net
investment income                                 ($436,130)       ($2,872)      ($37,903)      ($227,211)
 ============================================      =========     =========      =========     ===========

See Notes to Financial Statements.

Page 42
----------------------------------
Keystone State Tax Free Fund


STATEMENTS OF CHANGES IN NET ASSETS
Year ended March 31, 1995

                                                                                    New York
                                                      Florida      Massachusetts     Insured
                                                      Tax Free       Tax Free       Tax Free      Pennsylvania
                                                        Fund           Fund           Fund       Tax Free Fund
-------------------------------------------------    -----------   -----------    -----------    -------------
Operations:
Net investment income                               $  5,108,143    $   421,104   $   570,628     $ 3,489,024
Net realized loss on investments and closed
  futures contracts                                   (4,751,748)      (350,345)     (393,232)     (3,542,502)
Net change in unrealized appreciation on
  investments                                          5,556,382        415,075       698,999       2,918,746
-------------------------------------------------      ---------      ---------      ---------     -----------
 Net increase in net assets resulting from
  operations                                           5,912,777        485,834       876,395       2,865,268
-------------------------------------------------      ---------      ---------      ---------     -----------
Distributions to shareholders from (Note 1)
Net investment income:
 Class A                                              (2,468,849)      (103,346)     (110,893)     (1,714,136)
 Class B                                              (1,881,744)      (230,929)     (372,207)     (1,329,520)
 Class C                                                (757,551)       (85,245)      (86,125)       (445,368)
In excess of net investment income:
 Class A                                                (119,609)             0             0         (23,117)
 Class B                                                (331,735)       (20,118)      (39,019)       (196,143)
 Class C                                                (127,027)        (6,857)       (6,749)        (58,900)
  Total distributions to shareholders                 (5,686,515)      (446,495)     (614,993)     (3,767,184)
-------------------------------------------------      ---------      ---------      ---------     -----------
Capital share transactions (Note 2)
Proceeds from shares sold:
 Class A                                               6,022,911      1,279,775     2,912,705       4,586,195
 Class B                                              35,365,150      4,802,858    10,641,995      11,181,757
 Class C                                               6,570,695      1,731,526     2,663,844       3,274,301
Payment for shares redeemed:
 Class A                                              (9,676,164)      (846,310)     (389,013)     (5,294,580)
 Class B                                              (5,409,666)      (609,227)   (1,379,298)     (2,964,040)
 Class C                                              (7,105,015)      (182,930)     (128,154)     (3,313,655)
Net asset value of shares issued in reinvestment
  of distributions:
 Class A                                                 712,811         60,782        46,401         942,252
 Class B                                                 829,201        125,304       220,338         877,275
 Class C                                                 385,988         55,445        58,568         375,859
-------------------------------------------------      ---------      ---------      ---------     -----------
 Net increase in net assets resulting from
capital share   transactions                          27,695,911      6,417,223    14,647,386       9,665,364
-------------------------------------------------      ---------      ---------      ---------     -----------
  Total increase in net assets                        27,922,173      6,456,562    14,908,788       8,763,448
Net assets
Beginning of year                                     78,230,033      3,657,298     3,211,414      61,902,779
-------------------------------------------------      ---------      ---------      ---------     -----------
End of year                                         $106,152,206    $10,113,860   $18,120,202     $70,666,227
-------------------------------------------------      ---------      ---------      ---------     -----------
Undistributed net investment income (Accumulated
 distributions in excess of net investment
 income) --
 End of year                                           ($445,095)       $20,294       $25,850       ($106,519)
 ================================================      =========      =========      =========     ===========

See Notes to Financial Statements.

Page 43
----------------------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

  Keystone State Tax Free Fund ("FUND") was formed as a Massachusetts business trust on September 13, 1990 and is registered under the Investment Company
Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. The FUND currently offers shares of five separate non-diversified series evidencing interests in different portfolios of securities (individually a "Fund", collectively the "Funds"). These financial statements include four series of the FUND: the Keystone Florida
Tax Free Fund ("Florida Fund"), the Keystone Massachusetts Tax Free Fund ("Massachusetts Fund"), the Keystone New York Insured Tax Free Fund ("New
York Fund") and the Keystone Pennsylvania Tax Free Fund ("Pennsylvania
Fund"). The Funds seek the highest possible current income exempt from federal income taxes, while preserving capital.

  Each Fund currently offers three classes of shares. Class A shares are sold subject to a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase, and are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company ("KIDC"), the FUND's principal underwriter.

  Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting predominantly of members of current and former management of Keystone and its affiliates.

  The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which requires management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A. Tax-exempt bonds are valued on the basis of valuations provided by a pricing service, approved by the Board of Trustees, that uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Non-tax-exempt securities for which market quotations are readily available are valued at the price quoted which, in the opinion of the Board of Trustees or their representative, most nearly represents their market value. Short-term investments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. All other securities and other assets are valued at fair value as determined in good faith using methods prescribed by the Board of Trustees.

B. Each Fund may enter into financial futures contracts as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock

Page 44
----------------------------------
Keystone State Tax Free Fund

index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is included in the Fund's taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

C. When-issued or delayed delivery transactions arise when securities or currencies are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. When-issued and delayed agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery.

D. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized/accreted for both financial reporting and federal income tax purposes.

E. Each Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Thus, each Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. Each Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

F. Organization expenses are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares are redeemed by any holder thereof during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. As of March 31, 1996 all such costs have been fully amortized for the Florida Fund and the Pennsylvania Fund.

G. Each Fund intends to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly and to declare and distribute all net realized long-term capital gains, if any, at least annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulation are primarily due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes.

  (2.) Capital Share Transactions

  The FUND's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Transactions in shares of the Funds were as follows:

Page 45
----------------------------------

 Florida Fund
 ----------------
                     Year Ended March 31,
                    ----------------------
Class A                1996        1995
----------------    --------   ----------
Shares sold           247,533     594,097
Shares redeemed      (873,200)   (961,330)
Shares issued in
  reinvestment of
  dividends and
  distributions        53,198      70,513
 ----------------     -------      --------
Net decrease         (572,469)   (296,720)
 ================     =======      ========

Class B
Shares sold         1,027,017    3,504,376
Shares redeemed      (918,380)    (544,344)
Shares issued in
  reinvestment of
  dividends and
  distributions        98,392       82,908
 ----------------     -------      --------
Net increase          207,029    3,042,940
 ================     =======      ========

Class C
Shares sold            92,047     643,062
Shares redeemed      (244,752)   (704,324)
Shares issued in
  reinvestment of
  dividends and
  distributions        25,773      38,331
 ----------------     -------      --------
Net decrease         (126,932)    (22,931)
 ================     =======      ========

 Massachusetts Fund
----------------------
                           Year Ended March 31,
                          ----------------------
Class A                     1996         1995
----------------------     --------   ----------
Shares sold                 77,233     141,360
Shares redeemed           (106,698)    (93,803)
Shares issued in
  reinvestment of
  dividends and
  distributions              6,900       6,770
----------------------     -------      --------
Net increase
  (decrease)               (22,565)     54,327
======================     =======      ========

Class B
Shares sold          170,546      532,363
Shares redeemed      (78,313)     (69,932)
Shares issued in
  reinvestment of
  dividends and
  distributions       22,195       14,043
 ----------------    -------    --------
Net increase         114,428      476,474
 ================    =======    ========

 Class C
Shares sold           48,902      189,623
Shares redeemed      (21,034)     (20,305)
Shares issued in
  reinvestment of
  dividends and
  distributions        6,401        6,195
 ----------------    -------      --------
Net increase          34,269      175,513
 ================    =======      ========

Page 46
----------------------------------
Keystone State Tax Free Fund

 New York Fund
 ----------------
                     Year Ended March 31,
                    ----------------------
Class A                1996        1995
 ----------------    --------   ----------
Shares sold          107,459      315,837
Shares redeemed      (63,070)     (41,667)
Shares issued in
  reinvestment of
  dividends and
  distributions       11,515        5,049
 ----------------     -------     --------
Net increase          55,904      279,219
 ================     =======     ========

Class B
Shares sold           658,066    1,155,373
Shares redeemed      (182,936)    (153,738)
Shares issued in
  reinvestment of
  dividends and
  distributions        44,023       24,119
 ----------------     -------     --------
Net increase          519,153    1,025,754
 ================     =======     ========

Class C
Shares sold            77,987     288,523
Shares redeemed      (155,157)    (14,006)
Shares issued in
  reinvestment of
  dividends and
  distributions         8,359       6,435
 ----------------     -------     --------
Net increase
  (decrease)          (68,811)    280,952
 ================     =======     ========

Pennsylvania Fund
----------------------
                           Year Ended March 31,
                          ----------------------
Class A                     1996         1995
----------------------     --------   ----------
Shares sold                162,995      422,375
Shares redeemed           (455,676)    (494,154)
Shares issued in
  reinvestment of
  dividends and
  distributions             76,584       87,463
----------------------     -------      --------
Net increase
  (decrease)              (216,097)      15,684
======================     =======      ========

 Class B
Shares sold           844,393    1,037,572
Shares redeemed      (343,491)    (282,691)
Shares issued in
  reinvestment of
  dividends and
  distributions        90,532       82,087
 ----------------     -------     --------
Net increase          591,434      836,968
 ================     =======     ========

 Class C
Shares sold           136,525     306,060
Shares redeemed      (173,811)   (312,198)
Shares issued in
  reinvestment of
  dividends and
  distributions        31,980      34,993
 ----------------     -------     --------
Net increase
  (decrease)           (5,306)     28,855
 ================     =======     ========

Page 47
----------------------------------

Each Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  Each Class A Distribution Plan provides for expenditures, which are limited to an annual rate of up to 0.25% (currently limited to 0.15%) of the average daily net asset value of Class A shares, to pay expenses related to the distribution of Class A shares. Amounts paid by each Fund to KIDC under the Class A Distribution Plan are currently used to pay others (such as dealers) service fees at an annual rate of 0.15% of the average daily net asset value of Class A shares maintained by such others on the books of the Fund for specified periods.

  Each Class B Distribution Plan provides for expenditures, which are limited to an annual rate of up to 1.00% (currently limited to 0.90%) of the average daily net asset value of Class B shares to pay expenses related to the distribution of Class B shares. For Class B shares sold on or after June 1, 1995, amounts paid by each Fund under such shares' Class B Distribution Plan are currently used to pay others (such as dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.15% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of such Class B shares, the dealer or other party will receive service fees at an annual rate of 0.15% of the average daily net asset value of each such Class B shares maintained by such others and remaining on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5.00% of amounts redeemed during the first twelve month period from and including the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period from and including the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 retain their existing conversion rights.

  Each Class C Distribution Plan provides for expenditures, which are limited to an annual rate of up to 1.00% (currently limited to 0.90%) of the average daily net asset value of Class C shares, to pay expenses related to the distribution of Class C shares. Amounts paid by each Fund under the Class C Distribution Plan are currently used to pay others (such as dealers) a commission at the time of purchase equal to 0.75% of the price paid for each share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the National Association of Securities Dealers, Inc. ("NASD")) plus service fees at an annual rate of 0.25%, respectively, of the average net asset value of each Class C share sold by such others and maintained on the Fund's books for specified periods.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plans, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

  For the year ended March 31, 1996, amounts paid to KIDC pursuant to each Fund's Class A, Class B, and Class C Distribution Plans were as follows:

Page 48
----------------------------------
Keystone State Tax Free Fund

                                       Florida Fund
                                       -------------
Class A                                  $ 56,304
Class B prior to June 1, 1995             456,390
Class B on or after June 1, 1995           34,480
Class C                                   111,012

                                         Massachusetts
                                             Fund
                                       -----------------
Class A                                     $ 2,256
Class B prior to June 1, 1995                56,056
Class B on or after June 1, 1995              7,645
Class C                                      19,215

                                       New York Fund
                                       --------------
Class A                                   $  5,591
Class B prior to June 1, 1995              116,859
Class B on or after June 1, 1995            22,305
Class C                                     21,248

                                         Pennsylvania
                                             Fund
                                       ----------------
Class A                                    $ 44,529
Class B prior to June 1, 1995               282,940
Class B on or after June 1, 1995             36,440
Class C                                      87,375

  Under applicable NASD rules, the maximum uncollected amounts for which KIDC may seek payment from the Funds under its Class B Distribution Plans as of March 31, 1996 are as follows:

                                                 Florida Fund
                                                -------------
Shares purchased prior to June 1, 1995            $2,946,854
Shares purchased on or after June 1, 1995            510,361

                                                 Massachusetts
                                                     Fund
                                                --------------
Shares purchased prior to June 1, 1995             $366,916
Shares purchased on or after June 1, 1995            55,979

                                                 New York Fund
                                                --------------
Shares purchased prior to June 1, 1995             $741,567
Shares purchased on or after June 1, 1995           290,287

                                                 Pennsylvania
                                                     Fund
                                                --------------
Shares purchased prior to June 1, 1995            $1,849,989
Shares purchased on or after June 1, 1995            491,259

  As of March 31, 1996 the maximum uncollected amounts for which KIDC may seek payment from the Funds under its Class C Distribution Plans are $1,295,524, $142,771, $213,519 and $823,047, for the Florida Fund, the Massachusetts
Fund, the New York Fund and the Pennsylvania Fund, respectively.

  Presently, each Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares pursuant to its Distribution Plan.

  (3.) Securities Transactions

  As of March 31, 1996, the Funds had approximate capital loss carryovers for federal income tax purposes as follows:

                              Florida Fund
                             -------------
Capital Loss Carryover         $1,845,000
Expires 2002                    1,845,000

                              Massachusetts
                                   Fund
                             --------------
Capital Loss Carryover           $117,000
Expires 2002                      117,000

                              New York Fund
                             --------------
Capital Loss Carryover           $72,000
Expires 2002                       1,000
Expires 2003                      71,000

                               Pennsylvania
                                   Fund
                             --------------
Capital Loss Carryover          $2,294,000
Expires 2002                     1,503,000
Expires 2003                       791,000

  Purchases and sales of investment securities, excluding short-term securities, for the year ended March 31, 1996 were as follows:

                           Cost of       Proceeds
                          Purchases     from Sales
                          ----------   ------------
FLORIDA FUND            $93,445,604    $101,076,090
MASSACHUSETTS FUND       19,566,916      18,349,095
NEW YORK FUND            15,459,323      11,114,467
PENNSYLVANIA FUND        45,460,964      40,281,694

Page 49
----------------------------------

(4.) Investment Management Agreement and other Transactions

  Under the terms of the Investment Advisory and Management Agreement between Keystone and the FUND, Keystone provides investment management and administrative services to each Fund. In return, Keystone is paid a management fee computed and paid daily. The management fee is calculated by applying percentage rates, which start at 0.55% and decline to 0.25% per annum as net assets increase, to the net asset value of each Fund.

  Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, serves as each Fund's transfer and dividend disbursing agent. During the year ended March 31, 1996, the Florida Fund, the Massachusetts Fund, the New York Fund and the Pennsylvania Fund paid or accrued to KIRC $115,014, $15,192, $27,801 and $106,088, respectively, for transfer agent fees.

  During the year ended March 31, 1996, the Florida Fund, the Massachusetts Fund, the New York Fund and the Pennsylvania Fund paid or accrued to KII $24,275, $22,081, $23,082 and $22,964, respectively, for certain accounting services.

  Keystone has voluntarily agreed to limit all expenses incurred for Class A shares of the Florida Fund and the Pennsylvania Fund to 0.75% of average daily net assets and has limited annual expenses of the Class B shares and Class C shares to 1.50% of average daily net assets.

  Keystone voluntarily limited the expenses of the Class A shares of the Massachusetts Fund and the New York Fund to 0.65% until May 15, 1995 when expenses were limited to 0.75%; expenses for Class B and Class C shares were limited to 1.40% until May 15, 1995 when expenses were limited to 1.50%. Keystone will not be required to reimburse a Fund to an extent that would result in a Fund's inability to qualify as a regulated investment company under the provisions of the Internal Revenue Code. In accordance with expense limitations then in effect, Keystone reimbursed the Florida Fund, the Massachusetts Fund, the New York Fund, and the Pennsylvania Fund $196,232, $100,729, $119,608 and $190,132, respectively, for the year ended March 31, 1996. Keystone does not intend to seek repayment of these amounts.

  The Funds have entered into an expense offset arrangement with their custodian. For the year ended March 31, 1996, the Florida Fund, the Massachusetts Fund, the New York Fund and the Pennsylvania Fund paid custody fees in the amount of $62,521, $24,212, $29,185 and $49,012, respectively, and received a credit of $15,121, $1,100, $4,075 and $8,886, respectively, pursuant to the expense offset arrangement, resulting in a total expense of $77,642, $25,312, $33,260 and $57,898, respectively. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the FUND. Officers of Keystone and affiliated Trustees receive no compensation directly from the FUND. Currently, the Independent Trustees of the Funds receive no compensation for their services.

Page 50
----------------------------------
Keystone State Tax Free Fund

Independent Auditors' Report

The Trustees and Shareholders of
Keystone State Tax Free Fund

We have audited the accompanying statements of assets and liabilities of Keystone Florida Tax Free Fund, Keystone Massachusetts Tax Free Fund, Keystone New York Insured Tax Free Fund and Keystone Pennsylvania Tax Free Fund, portfolios of Keystone State Tax Free Fund, including the schedules of investments as of March 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended March 31, 1996 and for the period from December 28, 1990 (commencement of operations) to March 31, 1991 for Keystone Florida Tax Free Fund, for each of the years in the two-year period ended March 31, 1996 and for the period from February 4, 1994 (commencement of operations) to March 31, 1994 for Keystone Massachusetts Tax Free Fund and Keystone New York Insured Tax Free Fund, and for each of the years in the five-year period ended March 31, 1996 and for the period from December 27, 1990 (commencement of operations) to March 31, 1991 for Keystone Pennsylvania Tax Free Fund. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Florida Tax Free Fund, Keystone Massachusetts Tax Free Fund, Keystone New York Insured Tax Free Fund and Keystone Pennsylvania Tax Free Fund, portfolios of Keystone State Tax Free Fund as of March 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                              KPMG Peat Marwick LLP

Boston, Massachusetts
April 26, 1996